U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [_] Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))

[ X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

AXM Pharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock; Series A Preferred Stock; and Series C Preferred Stock
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

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AXM PHARMA, INC.

AXM Pharma, Inc.

7251 West Lake Mead Blvd.

Suite 300

Las Vegas, NV 89128

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

AXM Pharma will hold a Special Meeting of Stockholders at its offices located at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128 on June 15, 10:00 a.m. PST.  We are holding the meeting for the following purposes:

1.

To authorize the issuance of up to 8,109,116 shares pursuant to a recent private financing at below then- current market prices.

2.

To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of AXM Pharma common stock and Series A and C preferred stock at the close of business on May 20, 2005, are entitled to vote at the meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of AXM Pharma’s annual report on Form 10-KSB and quarterly report on Form 10-Q, which are not part of the proxy soliciting material, are enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning a proxy card.

By Order of the Board of Directors,

Douglas C. MacLellan,

Vice Chairman

May 27, 2005

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of AXM Pharma of proxies to be voted at our Special Meeting of Stockholders, to be held on June 15, 2005, and at any meeting following postponement or adjournment of the special meeting.

You are cordially invited to attend the Special meeting, which will begin at 10:00 a.m. Pacific Daylight Savings Time.  The meeting will be held at our offices located at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128.  Stockholders will be admitted beginning at 9:30 a.m.  The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

You will need an admission ticket to enter the meeting.  If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you.  If you plan to attend the special meeting, please retain the admission ticket.

If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the special meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Empire Stock Transfer Inc. 7251 West Lake Mead Blvd Suite 300, Las Vegas, NV 89128.  If you arrive at the special meeting without an admission ticket, we will admit you if we are able to verify that you are an AXM Pharma stockholder.

We are first mailing this proxy statement, the proxy card and voting instructions on May 27, 2005, to persons who were stockholders at the close of business on May 20, 2005, the record date for the meeting.

Our fiscal year begins on January 1 and ends on December 31.  References in this proxy statement to the year 2004 or fiscal 2004 refer to the 12-month period from January 1, 2004 through December 31, 2004.

Proxies and Voting Procedures

You can vote your shares by completing and returning a proxy card or, if you hold your shares in “street name,” a voting instruction form.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

If your shares are held in “street name,” you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.  If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the approval to issue up to 8,109,116 shares below current market prices.

If you hold your shares through a broker, your shares may be voted even if you do not attend the Special meeting.

If any other matters are properly presented at the special meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the special meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting.  You will still be able to revoke your proxy until it is voted.  At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the special meeting.

Stockholders Entitled to Vote

You are entitled to vote at the special meeting all shares of our common stock and Series A and C preferred stock that you held as of the close of business on the record date.  Each share of our common stock and our Series A Preferred Stock is entitled to one vote with respect to each matter properly brought before the meeting.  Our Series C Stock votes on an as converted basis of 454,960 shares of common stock for every share of preferred stock held by the holder on the record date.

On May 20, 2005, there were 19,535,502 shares of common stock outstanding, 950,000 shares of Series A preferred stock outstanding and 17.425 shares of Series C preferred stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128 between the hours of 9:00 a.m. and 4:00 p.m. local time.

Required Vote

The presence, in person or by proxy, of the holders of a majority of all the votes that could be cast by the holders of all outstanding shares of common stock and Class A and C Preferred Stock (counted together as one class with the common stock) is required in order to transact business at the meeting.

Cost of Proxy Distribution and Solicitation

AXM Pharma will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies.  Proxies may be solicited on behalf of AXM Pharma in person or by telephone, e-mail, facsimile or other electronic means by Directors, officers or employees of AXM Pharma, who will receive no additional compensation for soliciting.  In accordance with the rules of the Securities and Exchange Commission and the American Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of AXM Pharma stock.

PROPOSALS

Proposal 1.

Proposal to authorize the issuance of up to 8,109,116 shares below current market prices.

Under Rule 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange (“AMEX”), on which our common stock is listed, we must obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of common stock that equals 20% or more of our then-outstanding common stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance.

On February 18, 2005, in contemplation of various private financing proposals, we solicited stockholder approval for the issuance of up to 6,500,000 shares of our common stock at below current market prices.  On March 10, 2005, at the corresponding Special meeting, we obtained such approval.  However, the AMEX has since informed us that such a blanket solicitation and approval will not satisfy the stockholder approval requirements of Rule 713 for a specific transaction.  Accordingly, we will not issue any shares pursuant to that stockholder approval.

On April 20 2005, we completed a private financing with 9 accredited investors, which we began on April 19, 2005.  We accepted total subscriptions in the amount of $3,425,000 for a total of 6.85 Units.  Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent were approximately $3,067,500.  Each unit consists of one $500,000 secured promissory note and three hundred thousand (300,000) common stock purchase warrants (Series A Warrants) and three hundred thousand (300,000) special common stock purchase warrants (Series B Warrants).  Each purchaser received a Series C Warrant to purchase an amount of common stock equal to one hundred percent (100%) of the number of conversion shares issuable upon conversion of such purchaser’s note at a conversion price per share of $2.10.  For each $500,000 of notes purchased pursuant to that certain Note and Warrant Purchase Agreement entered into on April 19, 2005 between the Company and those purchasers listed on Exhibit A to the Purchase Agreement, such purchaser received a Series A Warrant to purchase up to 300,000 shares of common stock at an exercise price of $2.90 per share and a Series B Warrant to purchase up to 300,000 shares of common stock at an exercise price per share of $3.50.  The Series A Warrants and the Series B Warrants expire five years following the closing date and the Series C Warrants expire one  year following the effective date of the registration statement providing for the resale of the conversion shares and warrant shares.  The notes are convertible at $2.10 per share.  We shall prepare and file a "resale" Registration Statement covering the shares of common stock issuable upon conversion or repayment of the principal amount of the notes and any interest accrued thereon and (ii) the shares of common stock issuable upon exercise of the warrants.  The total number of shares issuable: upon conversion of the notes issued is 1,630,958; upon exercise of all of the Series A Warrants issued is 2,055,000; upon exercise of all of the Series B Warrants issued is 2,055,000; and upon exercise of all of the Series C Warrants issued is 1,630,958.  We will receive $16,577,012 if all of the warrants are exercised.

On the two dates we accepted subscriptions for the financing, April 19 and April 20, the market price of our common stock was $2.50 and $2.07 respectively.  Accordingly, none of the securities issued in the financing are below $2.07, however the conversion price of the notes and the exercise price of the Series C Warrants is a fixed price of $2.10 per share, which is below $2.50.

Since this is a specific transaction, with defined terms and conditions, the AMEX will not accept the shareholder approval we obtained on March 10, 2005 to cover this financing.  Therefore, we now seek your approval of the following issuance of shares at below then- current prices that may be issued pursuant to this specific financing, as more fully described herein.  We will not issue any shares pursuant to the earlier shareholder approval we obtained on March 10, 2005.

In addition to its fees and expenses, the placement agent and co-placement agent, or its assigns, received commissions and warrants as follows, but each agent only received such commissions and warrants for the investors participating in the offering through each agent’s own efforts.  H.C. Wainwright received a selling commission of $275,00 and one 5-year Warrant to purchase 591,912 shares of our common stock at $2.90 per share.  Chardan Capital Markets, the co-placement agent of this financing received a selling commission of $67,500 and one 5-year Warrant to purchase 145,288 shares of our common stock at $2.90 per share.

If all of the notes and warrants pursuant to the financing are converted, including the placement agent warrants, we will issue a total of 8,109,116 additional shares of common stock.  This represents 41.45% of the number of shares of common stock outstanding immediately prior to the closing date, which was 19,562,173 shares.  Additionally, we agreed to obtain such stockholder approval under the Note and Warrant Purchase Agreement entered into pursuant to the financing.  Under the Purchase Agreement, except for options to purchase shares of common stock granted or issued pursuant to our stock option plans and employee stock purchase plans, we cannot issue any shares of common stock or any securities exercisable, convertible or exchangeable for shares of common stock until the date that we receive such stockholder approval.

Under the Purchase Agreement, if stockholder approval is not obtained by June 18, 2005, the purchasers have the right to have the Company prepay in cash such portion of the outstanding principal amount of such purchaser’s notes plus all accrued but unpaid interest that would result in the issuance of shares of common stock upon conversion in excess of such purchaser’s pro rata portion of the Issuable Maximum, which is the amount of common stock equal to 19.99% of our common stock outstanding immediately prior to the closing date.

Notwithstanding stockholder approval of this proposal, the listing on the AMEX of any of the 8,109,116 shares that we may issue following such stockholder approval will require AMEX approval of an application for the listing of these additional shares. In addition, our issuance of the shares will require that we comply with the registration requirements under applicable federal and state securities laws or determine that the issuance satisfies an applicable exemption from such registration requirements.

Increased Dilution

We had 19,535,502 shares of common stock outstanding as of May 20, 2005.  If this proposal is approved and we issue an additional 8,109,116 shares of our common stock at below then current market prices, our existing stockholders will incur significant dilution of their interests in AXM. We would have approximately 27,644,618 shares of common stock outstanding if we issue all 8,109,116 shares to be authorized pursuant to this proposal, not including the shares issuable upon exercise of outstanding warrants and options. You should therefore consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If we issue 8,109,116 additional shares of our common stock in the future, a substantial portion of those shares will become eligible for sale in the public markets, subject to certain volume limitations, after expiration of the one year holding period required under Rule 144 of the Securities Act of 1933, and all of the shares could be eligible for sale in the public markets after two years pursuant to Rule 144(k), without any volume limitations. These shares could become eligible for resale in the public markets earlier if, in connection with the sale the shares, we agree to file a registration statement with the Securities and Exchange Commission covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.

Use of Private Financing Proceeds

Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent were approximately $3,067,500.  We will also receive $16,577,012 if all of the warrants are exercised.  We shall use the net proceeds from the sale of the Securities under the financing for working capital and general corporate purposes and not to redeem any common stock or securities convertible, exercisable or exchangeable into common stock or to settle any outstanding litigation.

The Private Financing

The notes are due on April 19, 2007 and are convertible at the purchaser’s option anytime in whole or in part at $2.10 per share.  The notes bear interest at the rate of nine percent (9%) per annum, convertible into shares of AXM’s common stock, par value $0.001 per share.  The interest is payable monthly commencing on the fifth (5th) month following the issuance date, in cash or in shares of AXM’s common stock.  Commencing on the fifth (5th) month following the issuance date and continuing thereafter on the first (1st) business day of each month until the maturity date, AXM shall pay the principal installment amount equal to one-twentieth (1/20th) of the original principal amount of the notes plus any accrued but unpaid interest to the holder; provided, however, if on any principal payment date, the outstanding principal amount of the notes plus any accrued but unpaid interest is less than the principal installment amount, then AXM shall pay such lesser amount.  AXM may pay the principal installment amount in cash or registered shares of common stock. If AXM elects to pay the principal installment amount in registered shares of common stock, the number of registered shares of common stock to be issued to the holder shall be an amount equal to the principal installment amount divided by eighty-five percent (85%) of the average of the VWAP for the five (5) Trading Days immediately preceding the principal payment date; provided, that, in no event shall the number of registered shares of common stock to be issued to the holder be greater than an amount equal to the principal installment amount divided by eighty percent (80%) of the VWAP on the date AXM provides the holder with notice as to how AXM will pay the upcoming principal installment amount, which notice must be given ten (10) business days prior to such payment.

Currently, there is no established public trading market for the notes sold in the April financing.

If an event of default occurs under the notes, then the purchasers may (a) declare the entire unpaid principal balance of the notes, together with all interest accrued hereon, due and payable, (b) demand that the principal amount of the notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of common stock or (c) exercise or otherwise enforce any one or more of the purchaser’s rights, powers, privileges, remedies and interests under the notes or other transaction documents.

Events of default include: our failure to make the principal installment amount on a principal payment date without cure; the failure of the Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the date which is one hundred eighty (180) days after the Issuance Date; the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or OTC Bulletin Board for a period of five (5) consecutive Trading Days; notice of our inability to comply or our intention not to comply with proper requests for conversion of the note into shares of Common Stock; our failure to (i) timely deliver the shares of Common Stock upon conversion of the notes or any interest accrued and unpaid, (ii) timely file the Registration Statement or (iii) make the payment of any fees and/or liquidated damages under the notes , the Purchase Agreement or the Registration Rights Agreement; or the effectiveness of the Registration Statement lapses for any reason for a period of ten (10) consecutive Trading Days; we default in our performance or observance of conditions of the Note; if any material representation or warranty made we made in the Purchase Agreement, the Registration Rights Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; if we (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness; if we become involved in bankruptcy proceedings; we fail to instruct the transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the purchaser within three (3) business days of the purchaser ’s request so long as the purchaser has provided reasonable assurances that such shares of Common Stock can be resold pursuant to Rule 144; our failure to pay any amounts due to the purchasers  within three (3) business days of receipt of notice to AXM Pharma .

The notes are secured by a continuing security interest in the real property at which AXM Pharma (Shenyang) Inc.’s factory is located and all equipment and inventory of every kind and nature located on the real property, as well as all proceeds and products of such real property, except for any accounts receivables, pursuant to the terms of a security agreement dated as of April 19, 2005 and a mortgage agreement dated as of April 19, 2005.  All payments due under the notes shall rank senior to all of our other indebtedness, except that all payments due under the notes shall be subordinated and made junior, in all respects to the payment in full of all principal, all interest accrued thereon and all other amounts due on any indebtedness outstanding under the mortgage agreement and related loan agreements between AXM Pharma (Shenyang) Inc., our wholly owned subsidiary, and Shanghai Pudong Development Bank.  We have drawn down our full line of credit of U.S. $2,400,000 with the Shanghai Pudong Development Bank.  We also granted a security interest in 100% of the shares of its wholly owned subsidiary, Werke Pharmaceuticals, Inc., which owns AXM Shenyang.  Under the security agreement, various events of default, similar to those stated above for the notes, will cause us to deliver each item of the collateral to the secured parties on demand.

The price of the Series A and B Warrants may be adjusted if there is a Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale; Stock Dividends, Subdivisions and Combinations; Certain other distributions; if we issue additional shares of common stock; if we issue common stock equivalents; or if we purchase shares of our common stock.  The price of the Series C Warrants may only be adjusted if there is a Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale; Stock Dividends, Subdivisions and Combinations; or in the event of certain other distributions.

Pursuant to Nevada Revised Statutes, NRS 78.320, this proposal will be approved if the votes cast favoring this proposal exceeds the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 8,109,116 ADDITIONAL SHARES OF OUR COMMON STOCK AT BELOW THEN- CURRENT MARKET PRICES PURSUANT TO THE PRIVATE FINANCING THE COMPANY COMPLETED ON APRIL 20, 2005.

BENEFICIAL OWNERSHIP OF AXM PHARMA COMMON STOCK

Beneficial Owners of More Than 5% of Our Common Stock and Preferred Stock

The following table sets forth, as of May 20, 2005, the names and addresses of each beneficial owner of more than five percent (5%) of our common stock and Preferred Stock (taken together as one class) known to us (other than as set forth under “Security Ownership of Directors and Executive Officers” below), the number of shares of common stock and Preferred Stock beneficially owned by each such person, and the percent of our common stock and Preferred Stock so owned.  Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage Of Voting of Securities (1)

Byrle Lerner 2904 Via Campesina Palo Verdes Estates, CA 90274	1,165,300	5.69%

Gryphon Master Fund, L.P. 500 Crescent Court Suite 270 Dallas, Texas 75201	2,046,503	9.99%

(1)

All Percentages have been rounded up to the nearest one hundredth of one percent.

Security Ownership of Management

The following table sets forth, as of May 20, 2005, the names and addresses of each director and executive officer, the number of shares of our common stock and Preferred Stock beneficially owned, and the percentage of our common stock and Preferred Stock so owned, by each such person. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage Of Voting of Securities
Douglas C. MacLellan 8324 Delgany Avenue Playa Del Rey, California 90293	933,672 (1)	4.56%

Peter W. Cunningham 755 Promontory Point Drive West Newport Beach, California 92660	555,001(2)	2.71%

Mark Elenowitz 400 Professional Drive, Suite 310 Gaithersburg, MD 20879	385,160 (3)	1.88%

Ms. Wang Wei Shi 46 Wen An Road Building 4, 5th Floor Shenyang, Liaoning, The Peoples Republic of China 110003	6,047,000 (4)	29.52%

Mr. Mark Bluer 945 Magnolia Avenue, #77 Larkspur, CA 94939	100,000(5)	0.49%

Mr. Montgomery Simus 33 Haight Street, Apt. #8 San Francisco, CA 94111	75,000(6)	0.37

Mr. Chet Howard 11792 Lily Rubin Ave. Las Vegas, NV 89138	200,000(7)	0.98%

Chaoying (Charles) Li Han Kun Law Offices Suite 906, Office Tower C1, Oriental Plaza No. 1 East Chang An Ave. Beijing, 100738 P. R. China	210,000(8)	1.03%
Zhenyu Kong President of China Operations, Chief Operating Officer of AXM Pharma (Shenyang) Inc Room 2109 The Exchange Beijing, No.118 Jianguo Road, Chaoyang District Beijing 100022, China	50,000(9)	0.24%

Christopher Gee Chief Technical Officer 7251 West Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128	0	0.0%
All directors and officers as a group (8 persons)(5)	8,555,833	41.78%

(1)

Includes  475,000  shares owned by Mr.  MacLellan  directly,  48,500 shares owned by The MacLellan Group,  Inc., which is owned by Mr.  MacLellan,  and 16,953 shares owned by Broadband  Access  Market Space,  Ltd., a company in which Mr.  MacLellan  owns 60% of the  outstanding  shares.  Also includes 400,000 stock options granted to Mr. MacLellan on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(2)

Includes 125,001 shares owned by Mr. Cunningham directly and 30,000 shares owned by Rabelaisian Resources, Plc., a company owned by Mr. Cunningham. Also includes 41,667 shares Mr. Cunningham was entitled to receive through his employment agreement with AXM Pharma as Chief Executive Officer.  Mr. Cunningham ceased being our Chief Executive Officer on January 31, 2005 and his employment agreement was amended accordingly.  Also includes 400,000 stock options granted to Mr.

Cunningham on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan

(3)

Includes (i) 201,160 shares indirectly owned by MHE, Inc. (a company owned 100% by Mark Elenowitz) as a result of its 40% ownership interest of TriPoint Capital Holdings, LLC, which owns 502,900 shares of common stock, and (ii) 24,000 shares owned by Investor Communications Company, LLC, a company which is owned by MHE, Inc.  Also includes 160,000 stock options granted to Mr. Elenowitz on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(4)

Includes 3,137,000 shares owned by Ms. Wang directly, including 300,000 stock      options granted to Ms. Wang on April 29, 2004 under the 2004 Qualified and    Nonstatutory Stock Option Plan, and 2,910,000 shares owned by members of her immediate family.

(5)

Includes the 40,000 stock options, at an exercise price of $5.70 per share and 35,000 stock options at an exercise price of $2.72 per share granted to Mr. Bluer on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(6)

Includes the 40,000 stock options granted to Mr. Simus on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(7)

Includes 100,000 stock options, at an exercise price of $3.83 per share, granted to Mr. Howard on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(8)

Includes the 100,000 stock options granted to Mr. Li on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(9)

Includes 50,000 incentive stock options Mr. Kong is entitled to receive through his employment agreement with AXM Pharma.  Mr. Kong is entitled to receive an additional 150,000 incentive stock options during the year pursuant to his employment agreement, which provides that he is entitled to receive 200,000 000 incentive stock options per year, vesting quarterly beginning in May 2005.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of AXM Pharma, Inc., 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128:

•

Not later than November 30 , 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

•

March 1, 2006.

Financial Information

And

Documents Incorporated By Reference

In our filings with the SEC, information is sometimes “incorporated by reference.”  This means that we may disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superceded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein.  This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this proxy statement.

The following information contained in our Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on April 15, 2005 (File No. 001-31886) and enclosed with this proxy statement is incorporated by reference herein:

•

Part II, Item 6. Management’s Discussion and Analysis or Plan of Operation

•

Part II, Item 7. Financial Statements and Supplementary Data

•

Part II, Item 8. Changes in and disagreements with accountants on accounting and financial disclosures

Our Quarterly Report on Form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on May 16 , 2005 (File No. 001-31886 ) and enclosed with this proxy statement is incorporated by reference.

Our principal accountants will not be present at the special meeting.

ADMISSION TICKET

AXM PHARMA, INC.
2005 SPECIAL MEETING OF STOCKHOLDERS
Wednesday, June 15, 2005
10:00 a.m. Pacific Daylight Savings Time

7251 West Lake Mead Blvd., Suite 300

 Las Vegas, NV 89128

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.

NOTE: If you plan on attending the Special Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Special Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

PROXY

AXM Pharma, Inc.

7251 West Lake Mead Blvd., Suite 300

Las Vegas, NV 89128

Special Meeting of Shareholders – June 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wang Wei Shi and Douglas MacLellan , and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of AXM Pharma, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the special meeting of Shareholders of AXM Pharma, Inc. to be held at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128, on June 15, 2005, at 10:00 A.M., PST, and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified and, if no specification is made, will be voted for each proposal, and this proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

This proxy is solicited on behalf of the	Please mark	[X]
Board of Directors AXM Pharma, Inc. The Board	your votes as
of Directors unanimously recommends that you	indicated in
vote "FOR" the proposal.	this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

1.  To authorize the issuance of up to 8,109,116 shares below then- current market prices.

FOR	AGAINST	ABSTAIN
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If address has changed, please check the box and indicate your new address below	[_]

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Signature(s)

Date:            , 2005

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This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 10-KSB

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act

For the Fiscal Year Ended December 31, 2004

AXM PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada		20-0745214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

US Representative Office

7251 West Lake Mead Blvd., Suite 300

Las Vegas, NV 89128

(Address of principal executive offices (zip code))

(702) 990-3659

(702) 990-3501

(Registrant’s telephone number and facsimile numbers, including area code)

CHET HOWARD

CHIEF EXECUTIVE OFFICER AND ACTING PRINCIPAL ACCOUNTING OFFICER

7251 West Lake Mead Blvd., Suite 300,

Las Vegas, NV 89128

(702) 562-4155

 (Name, address and telephone number of agent for service)

Securities registered pursuant to Section 12(b) of the Act:  common stock, $.001 par value

Securities registered pursuant to Section 12(g) of the Act:  common stock, $.001 par value

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past12 months and (2) has been subject to such filing requirement for the past 90days.

YES                X     NO

                     ---------                 ---------

Aggregate market value of the voting stock held by non-affiliates of the registrant as of April 13, 2005: $32,833,178

PART I.

ITEM 1.

DESCRIPTION OF BUSINESS

Overview

AXM Pharma, Inc., a Nevada corporation, is a pharmaceutical company based in The People’s Republic of China. We are a publicly listed company quoted under the symbol (AMEX:AXJ). Our business is the sale of over-the-counter and prescription pharmaceutical products in The People’s Republic of China.  Our business in The People’s Republic of China is conducted by our wholly-owned subsidiary, AXM Pharma (Shenyang), Inc., located in the city of Shenyang in the Northeastern portion of the People’s Republic of China. Through our wholly-owned subsidiary, Werke Pharmaceuticals, Inc. we own 100% of AXM Pharma (Shenyang), Inc., Our products have, until recently been produced by third-party manufacturers and sold through third-party distributors.   AXM Shenyang currently holds 42 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China. Of these 42 licenses, we have, to date, commercialized four of these licenses. We have expanded our business by commercializing additional licenses held by AXM Shenyang; acquiring additional product licenses; and with the recent completion of our factory intend to move all product manufacturing in-house with the exception of the Sunkist line which will continue to be outsourced in 2005.

In the fourth quarter of 2004, we completed a new plant built to Chinese Good Manufacturing Practices specifications.  In December 2004, we received our Chinese Good Manufacturing Practices Certification from the State Food and Drug Administration.  As a result, we plan to begin transitioning manufacturing of certain of our products to the new factory in the second quarter of 2005. The factory includes over 120,000 square feet of production space with laboratory and administration buildings capable of producing 30,000,000 tubes for ointment, 500,000,000 tablets and 250,000,000 capsules annually.  The factory is located in a special economic zone located several kilometers from the old plant.  The High-Tech Industrial Development District was established in May of 1988 in order to accelerate the development and industrialization of high-tech industries in the North–Eastern portion of the Peoples Republic of China.  In order to create unique incentives for companies to locate in the High-Tech Industrial Development District, favorable corporate income rates have been established. The income tax rate for those companies that have chosen to locate in the High-Tech Industrial Development District will be levied at 15 percent annually.  Newly founded high-tech enterprises, including AXM Shenyang, will enjoy exemption from income tax for 2 years from the first year of operation.

Prior to closing the old plant, we had approximately 320 employees.  AXM Shenyang now has approximately 150 employees.

In addition to meeting Chinese Good Manufacturing Practices, we are currently analyzing the costs and associated benefits of meeting the U.S. Good Manufacturing Practices requirements.  We realize that additional funds are required in order to qualify the new factory to meet more stringent U.S. Good Manufacturing Practices requirements which are separate and distinct from Chinese Good Manufacturing Practices.  Although the Shenyang facility was intended to meet stringent U.S. Good Manufacturing Practice protocols, we believe that additional systems will need to be added and existing systems modified for the factory to meet the U.S. requirements, which are determined on a product by product basis.  We intend to evaluate the costs and benefits of US Good Manufacturing Practice certification before the expenditure of additional funds to obtain this certification on a product by product basis.

AXM Shenyang, is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise.  Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over the company’s management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a Wholly Foreign Owned Enterprise include:

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Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;

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Ability to carry on business rather than just a representative office function;

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Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;

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Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;

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Ability to employ staff directly within China;

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Protection of intellectual know-how technology;

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Greater efficiency in its operations, management and future development; and

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No requirement to share profits with another party.

There may of course be disadvantages to operating as a Wholly Foreign Owned Enterprise.  For example, should we become subject to liabilities that arise from our operations in The Peoples Republic of China, we would be wholly responsible for such liabilities.  In a joint venture, the foreign investor would only be liable for that portion of the liability, which corresponds to its ownership in the joint venture.  Also, as a result of our wholly foreign ownership, we may receive less favorable treatment from governmental agencies in The Peoples Republic of China and other Chinese companies than we would receive if we had a Chinese Partner.  To date we have not experienced any such disadvantages in operating our business as a Wholly Foreign Owned Enterprise.

Growth Strategy

We have utilized our existing product base in AXM Shenyang to begin rebuilding our manufacturing operations at our new factory.  The products produced in the new factory will, initially, be sold primarily in China.  At the same time, we plan to build an international sales division around our Sunkist products.  Through our new  international sales division, we will seek to in-license additional well known brands for sale in China, Hong Kong, Taiwan, Singapore and other Asian Territories.  In order to implement this strategy, we plan to do the following:

Product Range Expansion.

We currently own 42 permitted and licensed formulas that we have the right to manufacture and distribute in China. Beginning in 2005, we will be selling a new lineup of 14 various pharmaceutical products that are completely new for us or were historic company products that have been re-branded and re-packaged. These products include:

Asarone: Asarone is one of our historic products that has been re-packaged and rebranded. It is manufactured in tablet form. Asarone tablets have been found to be effective as an anti-septic, anti-inflammatory, asthma reducing and cough prevention medicine. Separately, Asarone injectables solution has been identified as one of the eight experimental drugs recommended by the Chinese State Traditional Chinese Medicine Administration for combating SARS, indicating that Asarone tablets may have similar therapeutic effects. The use of Asarone tablets has also been shown to be effective for the treatment of pediatric asthma. Additionally, Asarone has been used to treat slight and severe infantile pneumonia, child pneumonia, adult bacterial pneumonia, and chronic and acute bronchitis, which are symptoms of SARS.

Elegance: Elegance is a menstrual relief lotion that is formulated with 8 herbal extracts and is pH balanced. It is an extension of the existing Whisper line of feminine hygiene products. The product is positioned as a therapeutic lotion to relieve vaginal itch and vaginitis and to sooth any vaginal irritation that may be present.

LiveComf: Live Comf is one of our historic products that has been re-packaged and re-branded. LiveComf is a compound sulfur cream used to alleviate dermatitis, seborrheica, scabies, acne and eczema. LiveComf is available in two doses, a 25g and 100g cream.

Bodyward: Bodyward is an Erythromycin Ethylsuccinate tablet available in 100mg and 125mg doses and can be used for patients who are allergic to penicillin when treating the following conditions: acute tonsillitis, acute pharyngitis, sinusitis caused by hemolytic streptococcus and streptococcus pneumonia, scarlet fever, acute cellulitis caused by hemolytic streptococcus, diphtheria and diphtheria carrier, gas-ganrene, anthrax, tetanus, actinomy cosis, syphilis, listeriosis, legionnaires disease, mycoplasma pneumoniae pneumonia, chlamydia pneumoniae pneumonia, infection of genitourinary system caused by chlamydiae and mycoplasma conjunctivitis caused by chlamydia trachomatis, nonnasality infection caused by clostridium difficile, campylobacter jejuni enteritis, whooping cough, rheumatic fever recrudescence and infective endocarditis (rheumatic heart disease, congenital heart disease, after cardiac valve replacement) and preventive medicine for surgical procedures on the upper respiratory system.

Reheal: Reheal is a Piracetam Capsule used to treat reduced memory capacity and impairment of cerebral function caused by acute/chronic cerebrovascular disease, cerebral trauma and toxic cerebral disease.

LifeGate: LifeGate is an anti-fatigue capsule categorized as a functional food that is used for increased energy and vitality. LifeGate is formulated from a compound that treats many of the symptoms of fatigue and depression. The product will be sold over-the-counter, addressing both the chronic and acute treatment requirements.

Sunkist Vitamin & Vitamin Supplement Product Line: We have seven new Vitamin & Supplement products that are anticipated to be launched in April 2005. We entered into a Trademark Licensing Agreement with Sunkist Growers Inc. that grants AXM exclusive rights to use the Sunkist brand name and trademark for its vitamin and vitamin supplement products in China. The vitamin and vitamin supplement product lines include chewable, tablet and capsule forms. These products will bear the Sunkist trademark and are expected to achieve significant market share. We have also acquired the exclusive distribution rights in China to certain formulations of the Soluleaves™ oral drug delivery technology using dissolve-in-the-mouth films developed by BioProgress plc. The agreement includes the option to extend the distribution rights throughout Asia. The products will be manufactured by the BioProgress subsidiary BioTec Films LLC and will be distributed by AXM Pharma under the Sunkist brand and under AXM house brands.

In our international sales division, we plan to capitalize on our licensing agreement with Sunkist.  We entered into this agreement in January 2004.  The agreement allows us to manufacture, market and sell certain vitamin and vitamin supplements in The Peoples Republic of China under the Sunkist brand name and trademark.    The agreement grants AXM Pharma exclusive rights in The Peoples Republic of China for use of the Sunkist brand name for AXM Pharma’s range of vitamin and vitamin supplements (excluding vitamin-fortified confections).  The agreement also grants AXM Pharma a right of first refusal for any territory in the rest of Asia where Sunkist does not currently license the product categories covered by their agreement with AXM Pharma.  In addition to The Peoples Republic of China, we currently have the right to sell Sunkist  products in Hong Kong, Singapore, Taiwan and Thailand.  Under the terms of the agreement, we are required to achieve certain sales targets each year, for each category of product licensed under the agreement.  If we fail to achieve the agreed upon sales targets for any two consecutive years, the agreement may be terminated with regard to such product category by Sunkist in its discretion.  In order to support our Sunkist license agreement, we have entered into distribution agreements with Zuellig Xinxing Pharmaceutical Company Limited, an international pharmaceutical distribution company’s offices in The Peoples Republic of China, Hong Kong, Taiwan, Singapore and Thailand.

Distribution.  Marketing and Sales Expansion.

Following the completion of our new factory, we have begun to focus on expanding our current domestic distribution capabilities beyond the regions in which we currently sell.  To achieve this goal, we expect to expand the current successful in-house marketing and sales capacity, as well as to engage additional domestic third-party distributors to penetrate new markets. We are also developing more extensive educational programs for hospitals, doctors, clinics and distributors with respect to our product lines.  We expect these educational programs to significantly improve the sell through and promotion of our products.

It is anticipated that we will expand our current domestic Chinese distribution beyond the cities in which we currently sell.  Our corporate marketing goal is to significantly grow the depth and regional coverage of the sales of the our products by up to or over 100 percent per year over the next five years. This marketing and sales growth will be accomplished through the utilization of new distribution firms in regions currently not covered. We also anticipate putting in place more extensive educational programs with regard to our product lines for hospitals, doctors, clinics and distributors. These educational programs are expected to significantly improve the sell-through and promotion of our products. We have developed new distribution and marketing relationships with the following firms:

•

China Nat. Pharma. Group (Sinopharm)

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Jin Ming Shi Pharma

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Zuellig Pharma (China)

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Zuellig Pharma (Hong Kong)

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Zuellig Pharma (Taiwan)

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Beijing XinRenYou Medical Healthcare Co. Ltd.

•

Wuhan Jianda Commercial Trade Co. Ltd.

Licensing and Intellectual Property

The State Food and Drug Administration of the government of The Peoples Republic of China issues the licenses and permits for permission to market and manufacture pharmaceutical products in The Peoples Republic of China.  Generally, licenses and permits issued by the State Food and Drug Administration are revocable by the State Food and Drug Administration at any time, with or without cause.  AXM Shenyang has been granted 42 product licenses and permits, of which only four licenses currently are commercialized. AXM Shenyang will likely undertake a selection process to decide which of its remaining licenses, if any, will be commercialized, and to determine the timeframe for such commercialization over the next 10 years.  AXM Shenyang operates in both the over–the-counter and the prescription pharmaceutical product market segments.   None of our registered products are currently patented nor do we have any patents pending before the government of The Peoples Republic of China or any other government.  The State Food and Drug Administration has also implemented a new guideline requiring all pharmaceutical companies to obtain Chinese Good Manufacturing Practices certification and national approval licenses to manufacture each of their drugs.  We are currently in compliance with these new guidelines.

Competition

At present, we do not have a single main competitor.  Rather, we compete with different companies in different therapeutic categories.  For example, with regard to Asarone Tablets, the product from which we derive the most revenue, we compete with Liuzhou Pharmaceutical Factory, located in Liuzhou City, Guang Xi Autonomous Region.  AXM and Liuzhou are the only two companies approved by the State Food and Drug Administration to manufacture Asarone Tablets.  However because Liuzhou distributes its Asarone tablets mainly in Southern China and AXM distributes its products mainly in Northern China, the two companies do not really compete head to head in their respective markets. We compete with two companies for distribution of our product Lifushu herbal antiseptic skin cream, Zhejiang Wenzhou Pharmaceutical Factory and Ying Kou Biochemical Pharmaceutical Factory.  However, one of these competitors, Zhejiang Wenzhou, targets its product to public bath houses, and does not compete in the pharmaeutical distribution segments in which AXM sells Weifukang. Ying Kou Biochemical Pharmaceutical Factory’s main business focus is its bulk bioprocessing business.  Their herbal antiseptic product is a minor line. Our largest competitor for both Cefaxlin Capsules and Norfloxacin Capsules is Yanfeng Pharmaceutical in Shenyang.  As a company in the same city, they are considered to be a direct competitor. Yanfeng Pharmaceutical Company is a recently privatized State Owned Enterprise They employ approximately 400 persons. Their sales territory focus is in Shenyang city and although market share information is not available we consider Yanfeng Pharmaceutical Company to be a major competitor.

Industry Taxes and Costs

The Chinese government currently imposes a sales tariff of approximately 9.6% on imported pharmaceuticals, plus a 17% value-added tax charge, customs clearing charges and drug inspection costs.  The prices of imported pharmaceuticals are further inflated by high distribution costs and hospital mark-ups.  The retail prices paid by hospitals can be as much as 10 times higher than the manufacturer’s price. In addition, only those drugs that appear on the provincial and municipal reimbursement lists are covered by the national medical insurance system, which naturally favors locally-manufactured products. Since according to IMS Market Research Consulting (Shanghai) in its report titled “IMS Market Research Consulting (Shanghai), Market Prognosis Asia, 2003-2007, China Report” approximately 80% of all drugs sold in The Peoples Republic of China are sold through hospital pharmacies, exclusion from these lists may result in huge losses in sales.  We believe Chinese industry regulators are concerned about the surging drug costs for the national health care system, which accounts for about 70% of the total healthcare expenditure. Consequently, the government has initiated new plans to separate medical consulting from medical prescription. The State Development Planning Commission  of The Peoples Republic of China has announced its intention to re-examine the pricing of drugs in The Peoples Republic of China, as well as to decrease the cost of “over-supplied drugs,” according to the IMS Market Prognosis Asia 2003-2004, China Report.

Research and Development

Our research and development activities have focused on quality and laboratory testing of compounds developed by others, and administration of the testing process and the negotiations for rights to the compounds.  In this effort, we have developed working relationships with Shenyang Medical University and the Liaoning Research Institute for Traditional Chinese Medicine and Beijing Shiehe Medical University.   As a result of our cooperative work with our research partners, we have expended only a nominal amount (relating only to analytical testing, travel and meeting expenses) on research and development during the year ended December 31, 2004.

Employees

At April 13, 2005, we had three employees in our U.S.-based headquarters and 150 full-time employees at our facilities located in The Peoples Republic of China.

None of our current employees are represented by a labor union and we consider our relationships with our employees to be good.

Regulatory Environment

Effect of Government Regulation

The modernization of regulations for the pharmaceutical industry is relatively new in the The Peoples Republic of China and the manner and extent to which it is regulated will continue to evolve.  As a pharmaceutical company, we are subject to the Pharmaceutical Administrative Law, which governs the licensing, manufacture, marketing and distribution of pharmaceutical products in the Peoples Republic China for the and sets penalty provisions for violations of provisions of the Pharmaceutical Administrative Law. In addition as a Wholly Foreign Owned Enterprise we are subject to the Foreign Company provisions of the Company Law of the Peoples Republic of China, which governs the conduct of our wholly owned subsidiary, AXM Shenyang and its officers and directors.  Changes in these laws or new interpretations of existing laws may have a significant impact on our methods and our costs of doing business.

Additionally, we will be subject to varying degrees of regulation and permitting by governmental agencies in The Peoples Republic of China. For example, in 1999, the State Food and Drug Administration of The Peoples Republic of China set up an administrative system for the classification of prescription and over–the-counter drugs.  Since then, the State Food and Drug Administration has issued a series of guidelines on interpretation of the new classification system in such areas as labeling, usage instructions and packaging of over–the-counter products.

Recently, the State Food and Drug Administration implemented new Good Manufacturing Practices guidelines for licensing pharmaceutical products. Our new factory was required to comply with these new guidelines to begin production at the facility and failure to satisfy these new guidelines would have a material adverse effect our business.  Our factory received Chinese Good Manufacturing Practices approval in January 2005 and 42 of our 43 licenses were renewed in November 2004.

There can be no assurance that future regulatory, judicial and legislative changes will not have a material adverse effect on our business, that regulators or third parties will not raise material issues with regard to our business and operations or our compliance or non-compliance with applicable regulations or that any changes in applicable laws or regulations will not have a material adverse effect on AXM Pharma.

Compliance With Environmental Laws

We are subject to the environmental laws of The Peoples Republic of China and its local governments.  However, because we currently outsource manufacturing of our proprietary licensed products, we do not incur significant expense related to compliance with such laws nor do we expect to be affected significantly by compliance with such laws.

Compliance with Registered Capital Requirements

Pursuant to the Company Law of The Peoples Republic of China, we are required to contribute a certain amount of “registered capital” to our wholly owned subsidiary, AXM Shenyang.  AXM Shenyang’s current registered capital requirement is US $10,000,000.  We are currently in compliance with the registered capital requirements of the Company Law.

Reports to Security Holders

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission.  You may read or obtain a copy of this annual report or any other information we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings are also available to the public from the SEC web site at http://www.sec.gov, which contains our reports, proxy and information statements, and other information we file electronically with the SEC.  You can also obtain our filings at our website, http://www.axmpharma.com.

The Company also makes its periodic and current reports available, free of charge, on its website, http://www.axmpharms.com, as soon as reasonably practicable after such material is electronically filed with the SEC. Information available on our website is not a part of, and should not be incorporated into, this annual report on Form 10-K.

Corporate History

We were incorporated under the laws of the State of Nevada on June 30, 1999, with the name Wholesale on the Net, Inc.  Our original business purpose was to develop and sell business products over the Internet.  In April 2001, we entered into a stock purchase agreement to acquire certain trademarks and control of a hotel and changed our named to Wickliffe International Corporation.  We planned to operate hotels and resorts under the mark “Wickliffe.”  We never completed the planned stock purchase agreement.

In April 2001, we began searching for hospitality properties to acquire.  However, because of the deteriorating market, in January 2002, we determined that we would search for an ongoing business that we could purchase solely for stock rather than having to raise capital to offer cash for an existing business enterprise.  On December 12, 2002, we entered into a share exchange agreement  to acquire Werke Pharmaceuticals, Inc., together with its wholly-owned subsidiary AXM Shenyang.  The transaction contemplated by our share exchange agreement with the shareholders of Werke Pharmaceuticals, Inc. closed on March 14, 2003, at which time Werke Pharmaceuticals, Inc. became our wholly-owned subsidiary and the shareholders of Werke Pharmaceuticals, Inc. acquired approximately 88.89% of our voting stock.   In connection with such acquisition, we commenced operations in our current line of business and changed our name to AXM Pharma, Inc.

Werke Pharmaceuticals was organized on November 29, 2000, in order to enter the Chinese Pharmaeutical Industry.  Werke had the capability to organize and expand an existing China-based Pharmaceutical company, as the Chinese industry accelerated the process of privatization of State Owned Pharmaceutical Companies.  Toward that end, on January 26, 2001, Werke Pharmaceuticals entered into an equity joint venture with Shenyang Tianwei

Pharmaceutical Factory, Ltd., a Chinese company that manufactured and marketed pharmaceuticals in The Peoples Republic of China, which contributed its assets and operations to the joint venture.  The equity joint venture was organized under the name Shenyang Tianwei Werke Pharmaceuticals Co., Ltd., which was changed to AXM Pharma Shenyang, Inc. in April 2004.  The shareholders of Shenyang Tianwei Pharmaceutical Factory later converted their interest in the equity joint venture into shares of Werke Pharmaceuticals in anticipation of Werke Pharmaceuticals’ reverse acquisition of Wickliffe International Corporation.  Upon the conversion of the interest of the shareholders of Shenyang Tianwei Pharmaceutical Factory into shares of Werke Pharmaceuticals, the joint venture was granted permission and rights to become a Wholly Foreign Owned Enterprise.  As a result of the change of status of Shenyang Tiawei Werke Pharmaceutical Factory from an equity joint venture to a Wholly Foreign Owned Enterprise, AXM Shenyang became the wholly owned operating subsidiary of Werke.  Immediately prior to its reverse acquisition of Wickliffe International, Werke’s sole business was conducted through its wholly owned subsidiary Shenyang Tianwei Werke Pharmaceuticals.  Wickliffe International had no operations immediately prior to its business combination with Werke.  Following the reverse acquisition of Wickliffe International, Wickliffe International became the parent of Werke Pharmaceuticals and AXM Shenyang.   Also following the reverse acquisition Wickliffe International Corporation changed its name to Axiom Pharmaceuticals, Inc., and subsequently to AXM Pharma, Inc.

ITEM 2.

DESCRIPTION OF PROPERTY

Our corporate and United States offices are located at 7251 West Lake Mead Blvd., Suite 300, Las Vegas Nevada.  The current rent for these premises is $2,300 per month.  Our lease expires on February 28, 2006.  In February 2005, we closed our United States marketing office located at 4695 McArthur Court, 11th Floor, Newport Beach, California 92660. The rent for our marketing office in Newport Beach was $2,648 per month.

Our principal administrative, sales and marketing facilities are located at No. F.3004 Sankei Torch Bldg, 262A Shifu Road, Shenyang City, Liaoning Province, The People’s Republic of The Peoples Republic of China.  The current rent for these facilities is US$2,917 per month and our lease expires in October 2007.

Our factory is located at No. 2 Feiyun Road, Nunnan New District, Shenyang, China.  It is a 120,000 square foot facility comprised of a solid dose facility, an ointment facility , and an administrative building.

ITEM  3.

LEGAL PROCEEDINGS

  In February 2005, we were notified that Don Bates, our GMP consultant in China has hired counsel to pursue collection of outstanding invoices owed to him by AXM Pharma.  Mr. Bates is claiming amounts due of $408,275.00.  Management is evaluating Mr. Bates’ claim and currently plans to negotiate an amicable settlement with Mr. Bates if possible. Although management has not determined the amount of the claim that it believes to be valid, it has accrued the full amount in the event that such amount ultimately is determined to be owed to Mr. Bates.

Other than as disclosed herein, we are not a party to any material legal proceeding and no such proceeding is known to be contemplated.

ITEM 4.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company did not submit any matters to a vote of the security holders during the fourth quarter of fiscal 2004.

PART II

ITEM 5.

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

The common stock is currently listed on the American Stock Exchange under the symbol “AXJ.” Prior to March 14, 2003, the date on which the reverse acquisition with Werke Pharmaceuticals, Inc. occurred, the common stock was quoted under the symbol “WICK” on the over-the-counter Bulletin Board.

The following table sets forth the quarterly high and low bid prices for the common stock since the quarter ended March 31, 2003.  The prices set forth below represent inter-dealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

Fiscal 2003 and 2004	High	Low
Quarter Ended March 31, 2003 (beginning on March 14)…………………………………..................................	$1.85	0.14
Quarter Ended June 30, 2003…………………………..	6.69	1.05
Quarter Ended September 30, 2003……………………	5.68	4.20
Quarter Ended December 31, 2003……………………..	5.10	3.30
Quarter Ended March 31, 2004…………………………	7.30	3.80
Quarter Ended June 30, 2004…………………………...	5.49	3.70
Quarter Ended September 30, 2004…………………….	4.35	2.05
Quarter Ended December 31, 2004…………………….	3.63	1.80

Starting on March 3, 2004, our common stock listed on the American Stock Exchange, also called the AMEX, under the trading symbol  “AXJ.”

At April 13, 2005, the closing bid price of our common stock was $2.64 per share and there were approximately 147 record holders of our common stock.  This number excludes any estimate by AXM Pharma of the number of beneficial owners of shares held in street name, the accuracy of which cannot be guaranteed.

We have not paid cash dividends on any class of common equity since formation and we do not anticipate paying any dividends on our outstanding common stock in the foreseeable future.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation plans approved by security holders	2,477,500	$4.58	522,500(1)
Equity compensation plans not approved by security holders	1,493,334	$4.05	0
Total	2,477,500	$4.58	522,500

(1) Does not include securities available under our 2005 equity incentive plan, approved by our shareholders in March 2005.

Recent Sales of Unregistered Securities

In order to accomplish the March 2003 share exchange with Werke Pharmaceuticals, Inc., we issued an aggregate of 11,420,000 shares of common stock in exchange for all of the issued and outstanding capital stock of Werke Pharmaceuticals, Inc.  The shares issued to the former shareholders of Werke Pharmaceuticals, Inc. were issued to 25 accredited investors pursuant to an exemption from registration under Section 4(2) of the Securities Act and to 33 non-U.S. persons pursuant to an exemption from registration under Regulation S promulgated under the Securities Act.

On April 30, 2003, we issued 30,000 shares of restricted common stock to Rabelaisian Resources, Plc. pursuant to a consulting agreement.  Rabelasian Resources’ services were business and product development.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $1.80 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Rabelasian Resources was $54,000.

On April 30, 2003, we issued 150,000 shares of restricted common stock to Madden Consulting, Inc. pursuant to a consulting agreement.  The services to be provided under the consulting agreement were investor and public relations. On September 18, 2003, we issued an additional 400,000 shares to Madden Consulting, in connection with renewal of its consulting agreement.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares issued on April 30, 2003, were valued at $1.80 per share and the shares issued on September 18, 2003, were valued at $5.00 per share, the market price for shares of our common stock at the respective times of issuance.  Therefore, the total aggregate value of the consideration paid to Madden Consulting was $270,000 on April 30, 2003, and $2,000,000 on September 18, 2003.

On May 1, 2003, we issued 25,000 shares of restricted common stock to Robert Alexander pursuant to a consulting agreement.  The services to be provided under the consulting agreement were the identification and evaluation of pharmaceutical companies, products and licenses in Canada.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $1.50 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Robert Alexander was $37,500.

On May 21, 2003, we issued 40,000 shares of restricted common stock to Amaroq Capital, LLC pursuant to a consulting agreement.   The services to be provided under the consulting agreement were business development and financial consulting.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $1.75 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Amaroq Capital was $70,000.

On May 21, 2003, we issued 15,000 shares of restricted common stock to McCartney Multimedia, Inc. in consideration for the creation of our website and corporate logo.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $1.75 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to McCartney Multimedia was $26,250.

On June 27, 2003, we issued 80,000 shares of restricted common stock to Woodbridge Management, Ltd. pursuant to a consulting agreement.  The services to be provided under the consulting agreement were business development, corporate strategy, and assistance with joint ventures, mergers and acquisitions.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $4.45 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Woodbridge Management was $356,000.

On August 21, 2003, and September 12, 2003, we issued 2,750,000 shares of our preferred stock at a price per share of $2.00 and 2,750,000 warrants, each of which entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share, to two accredited investors pursuant to a private equity financing.  Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences.   We also issued a five-year warrant to purchase up to 275,000 units, each Unit consisting of one share of preferred stock and one warrant at an exercise price of $2.00 per Unit to TN Capital Equities, Ltd., our placement agent in connection with the private equity financing.  The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder.

On August 31, 2003, we issued 41,667 shares to Peter Cunningham, our President and Chief Executive Officer, pursuant to the terms of his employment agreement with AXM Pharma.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $5.00 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Peter W. Cunningham was $208,335.

On September 18, 2003, we issued 100,000 shares to Lan Hao, our Chief Financial Officer, pursuant to the terms of his employment agreement with AXM Pharma.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $5.00 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Lan S. Hao was $500,000.

On December 31, 2003, we issued 860,000 shares of our preferred stock, at a price per share of $2.25 and 1,000,000 warrants.  Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences.  Each warrant entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share.  Holders of our warrants may also exercise the warrants through a cashless exercise under certain circumstances.   In addition, we issued to TN Capital Equities, our placement agent, a five-year warrant to purchase up to 86,000 shares of our preferred stock for $2.25 per share and up to 100,000 warrants to purchase shares of our common stock upon exercise at $3.00 per share, on a pro-rata basis to the number of shares of preferred stock purchased.   The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder.

On January 26, 2004, the Board authorized the issuance of 100,000 shares of restricted common shares and 50,000 warrants to Great Eastern Securities, Inc. pursuant to an investment banking agreement. The shares are to be released quarterly based upon a vesting schedule of 25,000 shares per quarter during the term of the agreement.   Pursuant to an agreement that was executed on December 18, 2003, Great Eastern will provide investor relations related services and assist AXM Pharma with broker relations for our stock.  The warrants are for a term of five years and have an exercise price equal to $4.74 per share.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares  were valued at $5.65 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Great Eastern Securities, Inc.  was $639,828, including a $104,828 charge for black scholes valuation of the warrants issued.

On February 2, 2004 and April 20, 2004, we issued 200,000 shares of restricted common and 100,000 shares of restricted common, respectively to the Aston Organization pursuant to a consulting agreement and amendment thereto.  20,000 shares were released when the April 20, 2004 amendment was signed.    The remaining 180,000 shares are to be released monthly based upon a vesting schedule of 15,000 shares per month during the term of the agreement.   The services to be provided under the agreement are investor relations.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $5.65 per share and $4.27 per share respectively, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to the Aston Organization was $1,557,000.

On May 7, 2004, we issued 120,000 shares of restricted common stock, and 200,000 warrants at $6.00 per warrant, to XCL Partners, Inc.  20,000 shares were released when the agreement was signed on June 24, 2004.  The remaining 100,000 shares are to be released monthly based upon a vesting schedule of 10 ,000 shares per month for  ten (1 0 ) months , beginning 30 days after effective date of the agreement   The services to be provided under the agreement are investor relations.   20,000 warrants shall vest immediately.  The remaining 180,000 warrants shall be released monthly based on a vesting schedule of 15,000 warrants per month for eleven (11) months. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $4.09 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to the XCL Partners will be $ 490,800.

On May 10, 2004, we issued 300,000 shares to Madden Consulting, Inc. pursuant to a consulting agreement.  The services to be provided under the consulting agreement were investor and public relations.    The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $3.92 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Madden Consulting was $1,176,000.

On June 24, 2004, we issued 30.425 shares of our preferred stock, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at a price equal to $5.50 per share to accredited investors pursuant to a private equity financing.  Each share of the preferred stock is convertible into a number of fully paid and non-assessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share.  In addition, we issued to HC Wainwright, our placement agent, a three-year warrant to purchase up to 3 shares of our Series C Preferred Stock at a price of $100,000per share and up to  53,691 warrants on a pro-rata basis to the number of shares of Preferred Stock purchased upon exercise.  We also issued 53,691 warrants to The Shemano Group, our co-placement agent.  The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act for issuances not involving a public offering provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On June 24, 2004, we issued 100,000 warrants to each of SF Capital Partners Ltd., Gryphon Master Fund, L.P., Banyon Asia Limited and Banyon Mac 24, Ltd. in consideration for services provided related to our recent private equity financing.  The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act for issuances not involving a public offering provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On July 21, 2004, we issued 100,000 shares of restricted common to Chet Howard, our Chief Financial Officer and Chief Accounting Officer.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued using the closing stock price on the date of issue, pursuant to which the stock was valued at $3.83 at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Howard was valued at $383,000.

On July 21, 2004, we issued 100,000 shares of restricted common to Harry Zhang, our Chief Accounting Officer of our wholly owned subsidiary.    The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued using the closing stock price on the date of issue, pursuant to which the shares were valued at $3.83 at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Zhang was valued at $383,000.

On August 27, 2004, we issued 35,000 stock options to each to Montgomery Simus and Mark Bluer, both of whom are members of our Board of Directors.    The options were valued using the Black Scholes value method, pursuant to which the options were valued at a total of $ 190,400 at the time of issuance.

On September 1, 2004, we issued stock options, for an aggregate of 100,000 shares to Dreamvest, LLC pursuant to a consulting agreement.  The options were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The options were valued using the intrinsic value method, pursuant to which the options were valued at $2.69 at the time of issuance.

On September 8, 2004, we issued stock options, for an aggregate of 57,500 stock options to RCG Capital Markets Group, Inc., pursuant to a consulting agreement.  A Termination Agreement, dated January 14, 2005 terminated the consulting agreement with RCG.  The options were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The options were valued using the intrinsic value method, pursuant to which the options were valued at $3.90 at the time of issuance.

On September 10, 2004, we issued 83,334 shares of restricted common shares to Peter Cunningham, our Chief Executive Officer pursuant to his employment agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Cunningham was valued at $319,169.

In October 2004, we engaged Byrle Lerner, a beneficial owner of more than five percent of our common stock (6.44%), to provide consulting services to AXM Pharma.  Mr. Lerner will receive 60,000 restricted common shares and 100,000 options to purchase our common stock at $2.15 per share for his services.  The current agreement with Mr. Lerner is for one year and is terminable by either Mr. Lerner or us upon thirty days written notice.

In October 2004, we engaged Aurelius Consulting to provide marketing and investor relations services. The initial term of the agreement is one year.  Aurelius is entitled to receive 12,500 shares of our restricted common stock per quarter during the term of its agreement, in consideration for their services. The initial 12,500 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.29 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $28,625.

In October 2004, we agreed to issue Mirador Consulting 30,000 restricted common shares pursuant to a consulting agreement with a 3 month term that may be renewed upon the written consent of both Mirador and us. The agreement is for corporate consulting and investor relations services.  The 30,000 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.15 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $64,500.

ITEM 6

MANAGEMENT DISCUSSIONS AND ANALYSIS OR PLAN OF OPERATION

The following discussion should be read in conjunction with our financial statements and the notes thereto which appear elsewhere in this report.  The results shown herein are not necessarily indicative of the results to be expected in any future periods.  This discussion contains forward-looking statements based on current expectations, which involve uncertainties.  Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors.  Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.

Overview

In the fourth quarter of 2004, we completed our new plant built to Chinese Good Manufacturing Practices specifications.  In December 2004, we received our Chinese Good Manufacturing Practices Certification from the State Food and Drug Administration.  As a result, we plan to begin transitioning manufacturing of certain of our products to the new factory beginning in the second quarter of 2005.

Currently we plan to develop our business along two lines.  We plan to develop sales of Chinese products such as Asarone, Bodyward, Qiyao, Re-Heal, LiveComf and Elegance though our operations in Shenyang.  Products sold through AXM Shenyang will be sold primarily to the mainland Chinese market, which includes hospital and retail sales.  We plan to continue to deemphasize hospital sales in favor of the retail sales through pharmacies which generally provide better margins.  At the same, time we plan to develop our new international sales division in order to capitalize on our licensing agreement with Sunkist and in order to in-license additional well known branded products.  Our international sales division will be administered from our corporate headquarters in Nevada and coordinated through new wholly owned subsidiary corporations we are currently establishing in Hong Kong, Taiwan and Singapore.  Products sold through our international sales division will be sold in The Peoples Republic of China and other Asian territories including Hong Kong, Taiwan, Singapore and Thailand.

Liquidity and Capital Resources

Total assets increased from $11,024,738 at December 31, 2003 to $12,340,946 at December 31, 2004.  The increase is primarily attributable to receipt of $7,796,068 in net proceeds from the placement of securities offset by losses incurred in normal operations.

On June 24, 2004, we completed a private equity financing of $3,042,500 with 11 accredited investors.  After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $2,773,800.  We issued 30.425 shares of our Series C Preferred Stock, $.001 par value per share, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at an exercise price equal to $5.50 per share.   Each share of the preferred stock is convertible into a number of fully paid and non-assessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share. The warrants are redeemable by AXM Pharma under certain circumstances.

During the twelve months ended December 31, 2004 the Company also exercised warrants for 1,132,750 shares of common stock that netted the Company $3,308,250 net of expenses.

Our total outstanding current liabilities increased to $5,346,696 million at December 31, 2004, as compared to approximately $3,441,990 million at December 31, 2003.  The current liabilities increase was the result of an increase in accounts payable and accrued expenses.

From December 31, 2003, to December 31, 2004, our cash and cash equivalents decreased by approximately $1,695,101. We received net proceeds in the private placement offerings of $4,508,633.  we also received $3,272,225 form the exercise of warrants to acquire common stock.  This figure was offset by cash general, administrative and selling expenses of approximately $9,434,824. The sales, general and administrative expenditures were incurred primarily for offering fees and expenses, planning legal and accounting fees and consulting fees.   Approximately $5.6 million and $3,6 million of non-cash general, administrative and selling expenses were incurred in 2004 and 2003, respectively.  The non-cash expense is where we pay for services (e.g. financial consulting and investor relations services) using shares of our common stock. In the past we took advantage of these opportunities to conserve cash.

Capital used to date in activities associated with the building and certification of the new facilities in Shenyang is approximately US$7.2 million. We anticipate requiring additional investment of approximately US$4.2 million primarily during the second and third quarter of 2005 in order to complete the new production facilities, laboratory and administration buildings. However, to fulfill our planned expansion in sales territory, complete the factory, implement the required systems and fund our working capital needs, we will need to raise approximately $12 million in additional funds during 2005.  We are currently seeking to raise this additional capital through either sales of our equity securities or debt financing of our factory and equipment in Shenyang, but there cannot be any guarantees that we will be able to raise this additional capital on terms acceptable to management or at all.  We are not currently in a position to call any of our outstanding warrants.  However, should our common stock trade at a price of $4.00, based on the closing sales price, for 30 consecutive calendar days, assuming an effective registration statement is in place with regard to the underlying shares of our common stock, we would be in a position to call a significant portion of the outstanding warrants.  In the event that these warrants were called and converted we would receive gross proceeds of approximately $9.0 million. If we are not able to raise this additional capital through warrant exercises or additional fund raising activities we could be forced to curtail some of the currently anticipated expenditures in the above mentioned areas.  Should we be forced to do this it could have an impact on the anticipated future sales and earnings.

Critical Accounting Policies

We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements:

Allowance for Doubtful Accounts

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments.  The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers.  We evaluate the collectability of our receivables at least quarterly.  If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.  The differences could be material and could significantly impact cash flows from operating activities.

Inventory

We write down our inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand, future pricing and market conditions.  If actual future demands, future pricing or market conditions are less favorable than those projected by management, additional inventory write-downs may be required and the differences could be material.  Such differences might significantly impact cash flows from operating activities.

Accounting for Stock-Based Compensation

We account for stock-based compensation based on the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” as amended by the Financial Accounting Standards Board Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation.” Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44 state that no compensation expense is recorded for stock options or other stock-based awards to employees that are granted with an exercise price equal to or above the estimated fair value per share of the company’s common stock on the grant date. We adopted the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” which requires compensation expense to be disclosed based on the fair value of the options granted at the date of the grant.

In December 2002, the Financial Accounting Standards Board issued its Statement No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure—an amendment of Financial Accounting Standards Board Statement No. 123.” This Statement amends Statement of Financial Accounting Standards No. 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.  It also amends the disclosure provisions of Statement of Financial Accounting Standards No. 123 to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. The transition and annual disclosure provisions of Statement of Financial Accounting Standards No. 148 are effective for fiscal years ending after December 15, 2002, and the interim disclosure provisions were effective for the first interim period beginning after December 15, 2002. We did not voluntarily change to the fair value based method of accounting for stock-based employee compensation, therefore, the adoption of Statement of Financial Accounting Standards No. 148 did not have a material impact on our operations and/or financial position.

Convertible Preferred Stock

Convertible Preferred Sock issued by AXM Pharma is initially offset by a discount representing the relative fair value of the beneficial conversion feature and warrants.  This beneficial conversion for the preferred stock is recorded as a dividend over the period the preferred stock is convertible and accelerated pro-rata as the preferred stock are converted.  The beneficial conversion feature allocated to warrants is recognized over the life of the warrants and accelerated as warrants are exercised.  The fair value of the warrants and beneficial conversion discount are calculated based on available market data using appropriate valuation models.  The beneficial conversion feature is limited to the total proceeds received.

Sales Allowances

A portion of our business is to sell products to distributors who resell the products to the end customers.  In certain instances, these distributors obtain discounts based on the contractual terms of these arrangements.  Sales discounts are usually based upon the volume of purchases or by reference to a specific price in the related distribution agreement.  We recognize the amount of these discounts at the time the sale is recognized.  Additionally, sales returns allowances are estimated based on historical return data, and recorded at the time of sale.  If the quality or efficacy of our products deteriorates or market conditions otherwise change, actual discounts and returns could be significantly higher than estimated, resulting in potentially material differences in cash flows from operating activities.

Valuation of Intangibles

From time to time, we acquire intangible assets that are beneficial to our product development processes.  We periodically evaluate the carrying value of intangibles, including the related amortization periods.  In evaluating acquired intangible assets, we determine whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value.  If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value.  Fair value is generally based on either a discounted cash flows analysis or market analysis.  Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

Deferred Taxes

We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.  We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance.  Based on these estimates, all of our deferred tax assets have been reserved.  If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets.  Such realization could positively impact our operating results and cash flows from operating activities.

Value Added Tax

Value added tax payable is reported as a significant liability.  The accounting policies adopted by management include full disclosure of the value added tax liability calculated at 17% of the difference between ex-factory price and the cost of raw materials, less the cost of the fees paid to the third-party original equipment manufacturing company.

Litigation

We account for litigation losses in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, “Accounting for Contingencies.”  Under SFAS No. 5, loss contingency provisions are recorded for probable losses at management’s best estimate of a loss, or when a best estimate cannot be made, a minimum loss contingency amount is recorded.  These estimates are often initially developed substantially earlier than the ultimate loss is known, and the estimates are refined each accounting period, as additional information is known.  Accordingly, we are often initially unable to develop a best estimate of loss; therefore, the minimum amount, which could be zero, is recorded.  As information becomes known, either the minimum loss amount is increased or a best estimate can be made, resulting in additional loss provisions.  Occasionally, a best estimate amount is changed to a lower amount when events result in an expectation of a more favorable outcome than previously expected.  Due to the nature of current litigation matters, the factors that could lead to changes in loss reserves might change quickly and the range of actual losses could be significant, which could materially impact our results of operations and cash flows from operating activities.

Comparison of results for the fiscal year ended December 31, 2004, to the fiscal year ended December 31, 2003.

REVENUE.  During the fiscal year ended December 31, 2004, we generated $2,115,751 from product sales compared to revenues from product sales for the fiscal year ended December 31, 2003, of $10,025,605. This is a decrease of $7,909,854.  The lack of sales was specifically due to the changing government regulations regarding the sales and marketing of pharmaceutical products in China. Due to new State Food and Drug  Administration  guidelines,  we are  now  required to obtain Chinese Good  Manufacturing  Practices  certification  and renew our licenses to manufacture  and sell our existing  products at the national  level,  as opposed to the state and local  level as had been  required in the past.  Because our national approval license applications were not submitted until April 2004, we were required to cease manufacturing and selling these items until we received approval from the State Food and Drug Administration.  We have received confirmation that 42 of our license renewals have been approved by the State Food and Drug Administration.  We began selling our Elegance product in limited quantities during early 2005.  We received Chinese Good Manufacturing Practices certification in December 2004.  We anticipate commencing manufacturing during the second quarter of 2005 for selected products.

Although our new sales and marketing initiatives have been delayed until later in the second quarter of 2005, management remains confident that the activities currently being completed in China will position us to be able to execute a solid growth plan of increased sales during the second quarter of 2005 and beyond. Management recognizes that 2004 was a significant transition year, where we  transformed a localized privately-owned pharmaceutical company into an international company with state of the art manufacturing facilities, nation-wide distribution reach and new globally recognizable branded products.

GROSS PROFIT. Gross profit on product sales for the fiscal year ended December 31, 2004, was $1,065,468 compared to $3,497,325 for the fiscal year ended December 31, 2003. The entire decrease was the result of the old factory being closed during the construction of the new plant and the requirement that all 42 of our previously licensed products had to be re-licensed at the national level.  This was a significant change from the prior licensing requirements which had been a local licensing procedure versus the new national requirement.  The new licensing requirement took approximately six months and was completed prior to the end of this period.  We also completed construction of our solid dose facility and ointment facility and received Chinese GMP certification in December 2004.  Management anticipates that both of these manufacturing processes will be fully operational in the second quarter of 2005 and should have a positive effect on gross margins as the middle man would be eliminated from our sales of Chinese marketed products at that point.

SALES, GENERAL AND ADMINISTRATIVE EXPENSES. We incurred Sales, General and Administrative expenses of $15,055,322 for fiscal year ended December 31, 2004, compared to $7,205,392  for the fiscal year ended December 31, 2003, an increase of $7,849,939.  There were $5,620,498 in non-cash expenses in recognition of stock, warrants and options issued to cover administrative services provided by consultants in lieu of cash.  The cash Selling, General and Administrative expense was $9,434,824 for the same period, or an increase of $5,751,517 and was the result of the increased personnel and outside services required to prepare the Company for the increase in sales, marketing of our products, expenses associated with our public reporting status and increased activities associated with the construction of a new plant in Shenyang.

NON-CASH CONSULTING ACTIVITIES. During the year ended December 31, 2004, our Board of Directors authorized the issuance of shares of our restricted common stock, warrants and stock options to various consultants in lieu of cash payments. Based upon the common stock trading price at the times of issuance, and FASB rules, we were required to incur non-cash consulting expenses of $5,620,498 for the issuance of these shares during the year ended December 31, 2004.

NET LOSS.  We recorded a Net Loss applicable to common shareholders for the fiscal year ended December 31, 2004, of $16,412,313 compared to a net loss of $6,771,566 for the fiscal year ended December 31, 2003.  The increase is the result of the aforementioned increase in Selling, General and Administrative expenses. The net loss per share for the year ended December 31, 2004 was $1.02 per share calculated on weighted average shares outstanding of 16,066,789.   This was compared to a net loss per share for the year ended December 31, 2003 of $0.52 for weighted average shares outstanding of 12,927,956.

RISK FACTORS

You should carefully consider the risks described below before making an investment in AXM Pharma.    All of these risks may impair our business operations.  If any of the following risks actually occurs our business, financial condition or results of operations could be materially adversely affected.  In such case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business

We may not be able to adequately protect and maintain our intellectual property.

Our success will depend in part on our ability to protect and maintain intellectual property rights and licensing arrangements for our products.  No assurance can be given that licenses or rights used by AXM Pharma will not be challenged, invalidated, infringed or circumvented, or that the rights granted thereunder will provide competitive advantages to us.  There can be no assurance that we will be able to obtain a license to any third-party technology that we may require to conduct our business or that such technology can be licensed at a reasonable cost.  There is no certainty that we will not be challenged by our partners for non-compliance with our licensing arrangements.  Furthermore, there can be no assurance that we will be able to remain in compliance with our existing or future licensing arrangements. Consequently, there may be a risk that licensing arrangements are withdrawn with no penalties to the licensor or compensation to AXM Pharma.

We may not be able to obtain regulatory approvals for our products or reimbursement from the sale of our products.

The manufacture and sale of pharmaceutical products in The Peoples Republic of China is highly regulated by a number of state, regional and local authorities.  These regulations significantly increase the difficulty and costs involved in obtaining and maintaining regulatory approval and reimbursement listings for marketing new and existing products.  In addition, our future growth and profitability are, to a significant extent, dependent upon our ability to obtain timely regulatory approvals and reimbursement from the relevant authorities.

Our dependence on certain local parties may impact our ability to control certain aspects of our operations.

Our operations may become substantially dependent on local Chinese partners to provide marketing expertise and knowledge of the local regulatory environment in order to facilitate the acquisition of necessary licenses and permits. Any failure to form or maintain alliances with local partners, or the preemption or disruption of such alliances by our competitors or otherwise, could adversely affect our ability to penetrate and compete successfully in the Chinese marketplace. In addition, in the uncertain legal environments in The Peoples Republic of China, our business may be vulnerable to local government agencies or other parties who wish to renegotiate the terms and conditions of, or terminate, their agreements or other understandings with AXM Pharma.

We rely on third parties for the supply, manufacture and distribution of certain of our products.

Until recently we did not have manufacturing facilities, personnel or access to raw materials to independently manufacture our products, so third parties have manufactured and distributed all of our products. Once we begin production at our new factory, as anticipated, in the first quarter of 2005, then we will no longer require the services of third party manufacturers. As in the case of certain of our Sunkist products, however, we may continue to use third party manufacturers in instances where it makes fiscal sense or if we are unable to produce such products at our factory due a need for equipment or materials we are unable to obtain at reasonable cost. If we are unable to obtain or retain third-party manufacturers and distributors on commercially acceptable terms, we may not be able to produce and distribute certain of our products as planned.  If we encounter delays or difficulties with our contract manufacturers in producing or packaging our products or with our distributors in distributing our products, the production, distribution, marketing and subsequent sales of these products would be adversely affected, and we may have to seek alternative sources of supply or distribution or abandon or sell product lines on unsatisfactory terms.  We may not be able to enter into alternative supply, production or distribution arrangements on commercially acceptable terms, if at all.  There can be no assurance that the manufacturers we engage will be able to provide sufficient quantities of these products or that the products supplied will meet with our specifications or that our distributors will be able to distribute our products in accordance with our requirements.  In addition, production of our products may require raw materials for which the sources and quantities are limited.  An inability to obtain adequate supplies of raw materials could significantly delay development, regulatory approval and marketing of our products.

We may have difficulty competing with larger and better financed companies in our sector.

The ethical and over–the-counter drug markets in The Peoples Republic of China are very competitive and competition may increase.  Products compete on the basis of efficacy, safety, side effect profiles, price and brand differentiation.  Some of our competitors may have greater technical and financial resources than AXM Pharma and may use these resources to pursue a competitive position that threatens our products.  Our products could be rendered obsolete, or uneconomical by the development of new pharmaceuticals to treat conditions addressed by our products, as a result of technological advances affecting the cost of production, or as a result of marketing or pricing action by one or more of our competitors.

We are dependant on certain key existing and future personnel.

Our success will depend, to a large degree, upon the efforts and abilities of our officers and key management employees such as Peter Cunningham, our President of International Sales, Chet Howard, our Chief Executive Officer and Acting Chief Financial Officer; Zhenyu Kong, our President of China Operations and Chief Operating Officer of AXM Shenyang; and, Wang Wei Shi, Chief Executive Officer of AXM Shenyang and Chairman of AXM Pharma. The loss of the services of one or more of our key employees could have a material adverse effect on our operations.  We currently only have employment agreements with Peter Cunningham and Chet Howard. We do not currently maintain key man life insurance on any of our key employees.  In addition, as our business plan is implemented, we will need to recruit and retain additional management and key employees in virtually all phases of our operations.  Key employees will require not only a strong background in the pharmaceutical industry, but a familiarity with language and culture in the markets in which we compete. We cannot assure that we will be able to successfully attract and retain key personnel.

Our growth is dependent on our ability to successfully develop, acquire or license new products and on our ability to successfully introduce such products to the market.

We must invest substantial time, resources and capital in identifying and developing new drugs, dosage and delivery systems, either on our own or by acquiring and licensing such products from third parties.  Our growth depends, in part, on our success in such process.  Our planned expansion over time is founded on a simple principal of introducing two new products or line extensions each year and to expand distribution into two new territories each year.  This strategy has the advantage of building brands through geographic expansion and line extensions, and establishing incremental capabilities for new product introductions.    We believe that our planned expansion will require approximately $9.5 million in total over the next year, which we intend to fund out of our future revenues and, if necessary, additional financing. If we are unable to either develop new products on our own or acquire licenses for new products from third parties, our ability to grow revenues and market share will be adversely affected.  In addition, we may not be able to recover our investment in the development or acquisition of new products, given that projects may be interrupted, unsuccessful, not as profitable as initially contemplated or we may not be able to obtain necessary financing for such development if we are unable to fund such development or acquisition from our future revenues.  Even if we are able to develop acquire or license new products, our growth could be materially adversely impacted if we are unable to successfully market and sell such new products once they are available to us. .

We may be subject to product liability claims in the future.

We face an inherent business risk of exposure to product liability claims in the event that the use of our technologies or products are alleged to have resulted in adverse side effects.  Side effects or marketing or manufacturing problems pertaining to any of our products could result in product liability claims or adverse publicity.  These risks will exist for those products in clinical development and with respect to those products that receive regulatory approval for commercial sale.  Furthermore, although we have not historically experienced any problems associated with claims by users of our products, we do not currently maintain product liability insurance.

Risks Relating to the Pharmaceutical Industry in The People’s Republic of China

Changes in the laws and regulations in The Peoples Republic of China may adversely affect our ability to conduct our business.

The pharmaceutical industry is relatively new in the emerging markets of The Peoples Republic of China that we are targeting, and the manner and extent to which it is regulated in these geographical areas is evolving.   As a Chinese corporation, AXM Pharma is subject to the Company Law of The Peoples Republic of China and more specifically to the Foreign Company provisions of the Company Law and the Law on Foreign Capital Enterprises of the People's Republic of China.  Additionally, as a pharmaceutical company, we are subject to the Pharmaceutical Administrative Law.  Changes in existing laws or new interpretations of such laws may have a significant impact on our methods and costs of doing business. For example, new legislative proposals for pharmaceutical product pricing, reimbursement levels, approval criteria and manufacturing requirements may be proposed and adopted.  Such new legislation or regulatory requirements may have a material adverse effect on our financial condition, results of operations or cash flows.  In addition, we will be subject to varying degrees of regulation and licensing by governmental agencies in The Peoples Republic of China. There can be no assurance that the future regulatory, judicial and legislative changes will not have a material adverse effect on AXM Pharma, that regulators or third parties will not raise material issues with regard to AXM Pharma or our compliance or non-compliance with applicable laws or regulations or that any changes in applicable laws or regulations will not have a material adverse effect on AXM Pharma or our operations.

We may experience barriers to conducting business due to governmental policy.

The State Food and Drug Administration of The Peoples Republic of China set up a classification administrative system in 1999 for prescription and over–the-counter drugs.  Since then, the State Food and Drug Administration has issued a series of guidelines for interpretation of the new classification system for labeling, usage instructions and packaging of over–the-counter products. The State Food and Drug Administration currently requires that pharmaceutical manufacturers clearly label drugs for over–the-counter sales and distinguish them from those to be sold in hospitals as ethical drugs. We have instituted this policy as required by the State Food and Drug Administration.  To date, we have never experienced any problems with compliance with the regulations of the State Food and Drug Administration.   We have never been investigated for noncompliance by this agency nor have we violated any regulations of the State Food and Drug Administration.

Our business may be adversely affected by government plans to consolidate state owned pharmaceutical companies in the Peoples Republic of China.

The Ministry of Commerce announced plans to consolidate nearly 5,000 state owned pharmaceutical companies into approximately 12 to 15 companies.  The Ministry of Commerce has stated that it targets the size of these remaining firms to be at least U.S.$ 10.0 billion revenue per annum in the future (U.S.$ 5.0 billion by the year 2010).  Their primary business will be to make generic pharmaceutical products for sale to state owned hospitals. The planned consolidation has already commenced and is anticipated to continue until the goals of the Ministry of Commerce have been realized.  The Ministry of Commerce has set a near term goal of having 10 large companies with annual sales of over RMB 5 billion by 2005.  We are not aware, however, at this time of how many companies have been consolidated or when the planned consolidation will be completed.  A recent example of the consolidation amongst state owned pharmaceutical companies is the acquisition by the conglomerate Huayuan Group of a 40% stake in Shanghai Pharmaceutical Group.  This new company will be involved in manufacture, distribution and research and development.  An objective of the consolidation is to establish a manufacturing standard consistent with U.S. Good Manufacturing Practices.  It is planned that all products manufactured in The Peoples Republic of China will meet U.S. Good Manufacturing Practices standard in the future.

Risks Relating to The People’s Republic of China

Capital outflow policies in The Peoples Republic of China may hamper our ability to remit income to the United States.

The Peoples Republic of China has adopted currency and capital transfer regulations. These regulations may require that we comply with complex regulations for the movement of capital. In order to comply with these regulations we may have to revise or change the banking structure of our company or its subsidiaries   Although we believe that we are currently in compliance with these regulations, should these regulations or the interpretation of them by courts or regulatory agencies change we may not be able to remit all income earned and proceeds received in connection with our operations to the U.S.

Fluctuation of the Renminbi could materially affect our financial condition and results of operations.

The value of the Renminbi fluctuates and is subject to changes in The Peoples Republic of China’s political and economic conditions.  Since 1994, the conversion of Renminbi into foreign currencies, including United States dollars, has been based on rates set by the People’s Bank of China, which are set daily based upon the previous day’s interbank foreign exchange market rates and current exchange rates on the world financial markets. Since 1994, the official exchange rate for the conversion of Renminbi to United States dollars has generally been stable.  As of January 24, 2005, the exchange rate between the Renminbi and the United States dollar was 8.28 Renminbi to every one United States dollar.

We may face obstacles from the communist system in The Peoples Republic of China.

Foreign companies conducting operations in The Peoples Republic of China face significant political, economic and legal risks. The Communist regime in The Peoples Republic of China, including a stifling bureaucracy, may hinder Western investment. Another obstacle to foreign investment is corruption. There is no assurance that we will be able to obtain recourse, if desired, through The Peoples Republic of China’s poorly developed and often corrupt judicial systems.

We may have difficulty establishing adequate management, legal and financial controls in The Peoples Republic of China.

The Peoples Republic of China historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems.  We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in The Peoples Republic of China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

Trade barriers and taxes may have an adverse effect on our business and operations.

We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In addition, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax. The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not have an adverse effect on our finances and operations.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets based in The Peoples Republic of China.

Because several of our directors, including Wei Shi Wang, the chairman of our Board of Directors, are Chinese citizens it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against AXM Pharma and/or its officers and directors by a shareholder or group of shareholders in the U.S.  Also, although our executive officers are U.S. citizens, because they may be residing in The Peoples Republic of China at the time such a suit is initiated achieving service of process against such persons would be extremely difficult.  Furthermore, because the majority of our assets are located in The Peoples Republic of China it would also be extremely difficult to access those assets to satisfy an award entered against us in U.S. court.

There can be no guarantee that The Peoples Republic of China will comply with the membership requirements of the World Trade Organization.

Due in part to the relaxation of trade barriers following World Trade Organization accession in January 2002, we believe The Peoples Republic of China will become one of the world’s largest pharmaceutical markets by the middle of the twenty-first century.  As a result, we believe the Chinese market presents a significant opportunity for both domestic and foreign drug manufacturers. With the Chinese accession to the World Trade Organization, the Chinese pharmaceutical industry is gearing up to face the new patent regime that is required by World Trade Organization regulation.  The Chinese government has begun to reduce its average tariff on pharmaceuticals.  The Peoples Republic of China has also agreed that foreign companies will be allowed to import most products, including pharmaceuticals, into any part of The Peoples Republic of China.  Current trading rights and distribution restrictions are to be phased out over a three-year period.  In the sensitive area of intellectual property rights, The Peoples Republic of China has agreed to implement the trade-related intellectual property agreement of the Uruguay Round. There can be no assurances that The Peoples Republic of China will implement any or all of the requirements of its membership in the World Trade Organization in a timely manner, if at all.

The recent outbreak of Severe Acute Respiratory Syndrome (SARS) may adversely impact our operations and the operations of our contract manufacturers and distributors.

The SARS outbreak has been most notable in Asia, in particular The Peoples Republic of China, Singapore and Vietnam. Our principal administrative, sales, marketing and production development facilities are located in the Northern portion of The Peoples Republic of China and the operations of all of our contract manufacturers and distributors are located in The Peoples Republic of China, as well. The development, manufacture, marketing and distribution of our pharmaceutical products could suffer if a significant number of our employees or the employees of our contract manufacturers or distributors contract SARS or otherwise are unable to fulfill their responsibilities. In addition, while we possess technology that would allow us to develop and market products with minimal travel to or from Asia, our business could also be harmed if travel to or from Asia and the United States is restricted or inadvisable. Because of our relatively small size, many of our competitors may be better able to withstand the adverse impact to their businesses resulting from the SARS outbreak.

Risks Relating to Ownership of Common Stock

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

There is currently only a limited public market for our common stock, which is listed on the American Stock Exchange, and there can be no assurance that a trading market will develop further or be maintained in the future.   During the month of February 2005, our common stock traded an average of approximately 47,589 shares per day.  As of April 13, 2005, the closing bid price of our common stock on the American Stock Exchange was  $2.64 per share.  As of April 13, 2005, we had approximately 147 shareholders of record not including shares held in street name.  In addition, during the past two years our common stock has had a trading range with a low price of $.09 per share and a high price of $7.30 per share.

The fact that our directors and officers own approximately 40.76% of our capital stock may decrease your influence on shareholder decisions.

Our executive officers and directors, in the aggregate, beneficially own approximately 40.76% of our capital stock.  As a result, our officers and directors, will have the ability to influence our management and affairs and the outcome of matters submitted to shareholders for approval, including the election and removal of directors, amendments to our bylaws and any merger, consolidation or sale of all or substantially all of our assets.

The outstanding warrants may adversely affect AXM Pharma in the future and cause dilution to existing Shareholders.

The holders of the warrants have until August 21, 2008, September 12, 2008, December 31, 2008, and June 24, 2007 respectively, to exercise their warrants.  There are currently 3,683,689 warrants outstanding, which are exercisable at a price of $3.00 per share, with the exception of those warrants which expire on June 24, 2007, which are exercisable at a price of $5.50 per share, subject to adjustment in certain circumstances.  Exercise of the warrants may cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon exercise.  In addition, sales of the shares of our common stock issuable upon exercise of the warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock.   Further, the terms on which we may obtain additional financing during the period any of the warrants remain outstanding may be adversely affected by the existence of these warrants as well.

ITEM 7.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The following Financial Statements required by this item appear at the end of this report:

Report of Independent Public Accountant

Balance Sheet as of December 31, 2004

Statement of Operations- For the years ended December 31, 2003, and 2004.

Statement of Stockholders Equity - For the years ended December 31, 2003, and 2004.

Statement of Cash Flows - For the years ended December 31, 2003, and 2004.

Notes to Financial Statements

ITEM 8.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

We have had no disagreements with our certified public accountants with respect to accounting practices or procedures or financial disclosure.

ITEM 8A.

CONTROLS AND PROCEDURES

Evaluation and Disclosure Controls and Procedures

The Company, under the supervision and with the participation of the Company’s management, including the Company’s Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the design and operation of the Company’s “disclosure controls and procedures,” as such term is defined in Rules 13a-15e promulgated under the Exchange Act as of this report. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer has concluded that the Company’s disclosure controls and procedures were effective as of the end of the period covered by this report to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and report within the time periods specified in SEC rules and forms.

Changes in Internal Controls

There have been no changes in internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

PART III.

ITEM 9.

DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

The following table and text set forth the names and ages of all directors and executive officers of AXM Pharma as of April 13, 2005. On February 1, 2005 Chet Howard was promoted to Chief Executive Officer, thereby replacing Peter Cunningham, who will now be our President of International Sales.  Chet Howard will also continue to act as our Chief Financial Officer until we retain an adequate replacement.  Additionally, we hired Zhenyu Kong as President of China Operations and Chief Operating Officer of our operating subsidiary, AXM Pharma (Shenyang) Inc., in China.  Although we hired Mr. Kong on February 1, 2005, he will not begin his employment until May 1, 2005, after retiring from his current position at China National Pharmaceutical Group Corp., also known as SINOPHARM.

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders, which is anticipated to be held in May of 2005, and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.  There are no family relationships among directors and executive officers. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws. We have also included a similar description of Mr. Kong’s business experience.

Name

Age

Position

Wang Wei Shi	45	Chairman
Douglas C. MacLellan	49	Vice Chairman
Peter W. Cunningham	47	President of International Sales
Mark H. Elenowitz	35	Director
Chet Howard	62	Chief Executive Officer & acting Chief Financial Officer
Montgomery F. Simus	36	Director
Mark Bluer	42	Director
Chaoying (Charles) Li	33	Director
Zhenyu Kong	60	President of China Operations & Chief Operating Officer of AXM Sheyang
Christopher Gee	42	Chief Technical Officer

Ms. Wang Wei Shi, Chairman.  Ms. Wang became Chairman of AXM Pharma when we acquired Werke Pharmaceuticals, Inc. in March 2003 and has been Chairman of AXM Shenyang and Vice-Chairman of Werke Pharmaceuticals, Inc. since December 2000.  From 1999 until December 2000, Ms. Wang was Chairman and General Manager of Shenyang Tianwei Pharmaceutical Factory, Ltd., a predecessor to AXM Shenyang.  Since May 1996, she has also been Chairman of Liaoning Shenda Import and Export Company, a Chinese import/export company.  From 1984 through 1988, Ms. Wang was the Manager of the Finance Department of the Shenyang Five Mineral Import and Export Company, a Chinese import/export company.  Ms. Wang attended Beijing University and Shenyang University and studied financial management, accounting and economics.

Mr. Douglas C. MacLellan, Vice-Chairman Mr. MacLellan became Vice-Chairman of AXM Pharma in connection with our acquisition of Werke Pharmaceuticals, Inc. in March 2003 and has been Vice-Chairman of Werke Pharmaceuticals, Inc. since October 2000 and Vice Charman of the Board of Directors of AXM Shenyang since December 2000.    Mr. MacLellan is a venture capitalist and business incubation executive.  He holds significant expertise in developing and financing Chinese-based businesses, particularly in the telecommunications, software and Internet industries.  Since May 1992, Mr. MacLellan has been President and Chief Executive Officer of the MacLellan Group, Inc., a privately-held business incubator and financial advisory firm.  From March 1998 through October 2000, Mr. MacLellan was the co-founder and a significant shareholder of Wireless Electronique, Ltd., a China-based telecommunications company having joint venture operations with China Unicom (NASDAQ: CHU) in Yunnan, Inner Mongolia and Ningxia provinces.  He is also a co-founder and, since May 1997, has been a director of Datalex Corporation, a Canadian-based legacy software solution provider.  Mr. MacLellan is also a member of the board of directors of AMDL, Inc. (AMEX: ADL), a publicly-held biotechnology firm.  From November 1996 to March 1998, Mr. MacLellan was co-Chairman and an Investment Committee member of the Strategic East European Fund.  From November 1995 to March 1998, Mr. MacLellan was President, Chief Executive Officer and a Director of PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets.  Mr. MacLellan is a former member of the board of directors and co-founder of FirstCom Corporation (NASDAQ: FCLX), an international telecommunications company that operates a competitive access fiber and satellite network in Latin America, which became AT&T Latin America (NASDAQ: ATTL) in August 2000.  During 1996, he was also the Vice-Chairman of Asia American Telecommunications (now Metromedia China Corporation), a majority-owned subsidiary of Metromedia International Group, Inc. (AMEX: MMG). Mr. MacLellan was educated at the University of Southern California in economics and finance, with advanced training in classical economic theory.

Mr. Chet Howard, Chief Executive Officer and acting Chief Financial Officer, Mr. Chet Howard has over 30 years of financial management experience working with a variety of early stage and growth companies.  Mr. Howard was hired as our Chief Financial Officer in March 2004 and promoted to Chief Executive Officer on February 1, 2005.  Since January 2000, Mr. Howard has maintained a consulting practice that specializes in SEC reporting and Sarbanes-Oxley compliance. His clients have included Amerimmune Pharmaceuticals, Inc., Mandalay Resorts, Inc. and Smart Chip Technologies, Inc.  From January 2001 to December 2002, Mr. Howard was Executive Vice President and CFO of AirCard Cellular, Inc., where he organized the finance department, implemented the accounting system and helped develop the business plan.  Prior to AirCard, he was Senior Vice President and CFO of Big Hub.com, Inc., where he was responsible for all aspects of taking the company public and instrumental in raising $7.5 million.  Before joining Big Hub.com, he was Executive Vice President and CFO of USA Service Systems, Inc., a marketing and merchandising company with clients such as Sam’s Club, Wal-Mart, Walgreen’s and Sears.  Mr. Howard was also Executive Vice President and CFO of InterAmericas Communication Corp (now AT&T Latin American) and Executive Vice President and CFO of HQ Office Supplies Warehouse, Inc, where he managed the sale of the company to Staples, Inc.  Previously, he helped develop the business plan and manage venture capital investment as Senior Vice President, CFO and a co-founder of the Sports Authority, Inc.  In addition to these corporate positions, Mr. Howard has eight years of experience as a consultant where he has prepared IPO’s, several secondary offering documents and assisted company executives with SEC filings on a regular basis.  Mr. Howard holds both an MBA and BS degree (Accounting Major) from California State Poly University and has attended numerous seminars to maintain current expertise in SEC reporting and other corporate goverence matters

Mr. Peter W. Cunningham, President of International Sales. Mr. Cunningham was appointed as our Chief Operating Officer in August 2003 and promoted to the positions of Chief Executive Officer and President in September 2003.  He ceased being our Chief Executive Officer and President on January 31, 2005 and became our President of International Sales on February 1, 2005.  He is a known pharmaceutical industry advisor with extensive experience in creating increased market share for new and existing ethical drug and over–the-counter pharmaceutical products. He has more than 15 years of experience working in the healthcare industries in the Asia Pacific region.  Since 1997 Mr. Cunningham has been an independent consultant to the pharmaceutical industry.  From 1994 to 1997, he was the Principal Consultant in the firms Marc J Consultants & Coopers & Lybrand / Marc J Consultants Healthcare Industry Practice.  He is the former General Manager of Sterling Drug Singapore from 1983 to 1985, where he was the youngest General Manager in the company’s history.  He has held regional management positions with Rhone Poulenc Rorer from 1987 to 1990, and Becton Dickinson 1990 to 1994.  While at Becton Dickinson, he held additional responsibility as a member of an internal strategy advisory team comprising headquarters staff and visionary management from various operations worldwide. Mr. Cunningham received his MBA from The George Washington University and a B.A from the State University of New York and is a Research Fellow at the American Red Cross National Headquarters.

Zhenyu Kong, President of China Operations and Chief Operating Officer of AXM Shenyang, Mr. Zhenyu Kong spent nearly 25 years at China National Pharmaceutical Group, China’s leading pharmaceutical company, where he was Chairman of China National Pharmaceutical Group United Engineering.  China National Pharmaceutical Group Corp., also known as, SINOPHARM, is actively engaged in the research and development, capital investment, manufacture and trade of pharmaceuticals and medical instruments.  SINOPHARM has achieved an annual sales volume of 10 billion RMB (over 1.2 billion U.S. Dollars) and a total import and export volume of 200 million U.S. Dollars.  Prior to becoming Chairman of SINOPHARM, Mr. Kong was the Director of the Planning and Development Department of China National Pharmaceutical Group Corporation.  From 1998 to 1999, Mr. Kong was the director of the International Department of China National.  Mr. Kong has tremendous expertise in planning and developing extensive product portfolios and commendable strength in research, production, sales and distribution, as well as, international trade.  Mr. Kong has held various leadership roles in many industry associations, which solidified his significant place in China’s pharmaceutical industry.  He pioneered the organization of national drug and pharmaceutical ingredients exhibitions, national medical equipment exhibitions and other exhibitions in China and abroad. Mr. Kong has played a key role in the shaping of industry structure, improving market regulation, maintaining disaster reserves, overseeing pharmaceutical supplies, encouraging international economic and technological cooperation, as well as, foreign investment and technological exchanges.  Mr. Kong attended Beijing Chemical Engineering University from 1963 to 1968

Mr. Mark H. Elenowitz, Director.  Mr. Elenowitz became a Director of AXM Pharma in connection with our acquisition of Werke Pharmaceuticals, Inc. in March 2003.  Mr. Elenowitz was co-founder and since July 2001 has been a managing director of TriPoint Capital Advisors, LLC, a consulting firm, where he is responsible for the overall corporate development of TriPoint and assisting its clients with corporate and general business development.  From September 2001 to March 2002, Mr. Elenowitz was a Director and President of Image World Media, Inc. (Pink sheet: IMWI), an international media company specializing in the production and distribution of various media content for worldwide distribution across multiple media platforms, such as traditional television, film and the Internet.  From February 1998 to October 2001, Mr. Elenowitz was Co-Chairman and Managing Director of GroupNow!, Inc., a financial consulting firm.  He was also a founder and since 1996 has been the senior managing director of Investor Communications Company, LLC, a national investor relations firm.  Mr. Elenowitz has held Series 7 and 63 licenses as a broker, and has held a Series 24 license at a regional brokerage firm. Mr. Elenowitz is a graduate of the University of Maryland School of Business and Management, with a Bachelor of Science in Finance.

Mr. Mark Bluer, Director. Mr. Bluer joined the AXM Pharma team on February 25, 2004.  Mr. Bluer is a founder and managing partner of Bluer and Bluer, LLP,which was founded in 2000 and is a San Francisco Bay Area based law firm primarily focused on business and employment litigation.  Mr. Bluer personally represents clients through all stages of litigation and many cases involve parties from China or disputes involving transactions between China and the United States.  Prior to founding Bluer and Bluer, Mr. Bluer served as Deputy Chief Representative for the Beijing Representative office of the law firm CHA & PAN from 1997 to 1999.  Mr. Bluer represented various American clients of the firm with business interests in China.  Mr. Bluer’s first attorney position was with Kern, Noda, Devine & Segal from 1992 to 1995.  Mr. Bluer was enrolled in the Taipei Language Institute where he took tutorial classes in Mandarin Chinese from 1985 to 1986 and now has over 19 years experience speaking and reading Mandarin Chinese.  Mr. Bluer also has a BA in Business Economics and History, from the University of California, Santa Barbara.  In 1990, Mr. Bluer received his JD from Santa Clara University School of Law and has been an active member of the California State Bar since 1991.

Mr. Montgomery Frank Simus, Director.  Mr. Simus has more than nine years of experience working in Central and Southeast Asia, including a unique combination of information and communications technology expertise and international development and team-building experience.  Since August 2002, he has been President, CEO and founder of Golden Asia Ventures, a management consultancy that focuses on strategic business and technology investments partnerships between Asian and North American organizations.  From 2001 to 2002, Mr. Simus was a Vice President at CEM Investments, where he focused on early-stage commercial and residential real estate and mezzanine financing opportunities.  Prior to CEM Investments, he worked as an Alliance Manager in the Institutional Business Development Group at Financial Engines, Inc. from September 1999 to January 2001.  Before joining Financial Engines, Inc., Mr. Simus held a variety of technology and finance related positions with various international firms, including AES Corporation, Lehman Brothers Asia Limited (Hong Kong), Hong Kong and Shanghai Banking Corporation Limited (Hong Kong), Oracle Corporation and EDS Limited.  Mr. Simus also previously managed the implementation of a multi-million dollar international aid project portfolio focused on telecommunications, aviation, and parastatal reform for the United Nations Development Program in Kenya.  He graduated from Harvard University’s John F. Kennedy School of Government with a Masters Degree in Public Policy focused on International Development.  He has a BA in History from Yale University and is functional in French, Mandarin Chinese and Russian.

Mr. Chaoying (Charles) Li, Director.  Mr. Li is a registered lawyer and trademark attorney in the People’s Republic of China where he specializes in foreign investments in China, mergers and acquisitions, joint venture structure and formations and intellectual property and technology law.  Since August 2001, he has been a partner at T&C Law Offices in Beijing.  Prior to joining T&C, Mr. Li was a founder and general counsel of Bookoo, Inc., a pioneer in the e-book marketplace and one of the first Internet companies in Greater China that extensively emphasized the management of intellectual property rights from January 2000 to August 2001.  Before the founding of Bookoo, Inc., Mr Li spent over 4 years from August 1995 to December 1999 working for Cha & Cha, an international law firm specializing in Telecom, Internet and joint venture law.  He recived a Master of Laws in August 2003 from the University of Ottawa and both a Master of Laws in July 1999 and Bachelor of Laws in July 1996 from Peking University, majoring in Intellectual Property Law.  He also received a BS in Mathematics in July 1995 from Peking University.  Charles has written numerous academic and professional articles that are widely published internationally and in Mainland China, Hong Kong and Taiwan.  Mr. Li is fluent in English and Mandarin.  He also completed an internship at Gowling Lafleur Henderson LLP in Ottawa, Canada in 2003.

Christopher Gee, Chief Technical Officer. We hired Christopher Gee as the Company’s Chief Technology Officer on February 1, 2005. Through this position, Mr. Gee will be in charge of assisting our senior executives to achieve complete transparency of our international operations with computer software and intelligence.  Mr. Gee has already implemented state of the art accounting software, developed by Kingdee International Software Group Company Limited, for inventory and sales reporting of the Company’s line of products.  Mr. Gee is a former Apple Computer Inc. executive, whose background includes three years as a senior analyst (specializing in information systems, IT management, and emerging technologies) at New York University, Stern School of Business.  While at Apple, Mr. Gee successfully managed various business development and enterprise computing projects.  In 1995, Mr. Gee relocated to the West Coast to manage business development and tech operations for Kinetic Multimedia, a company specializing in mobile and wireless computing technologies.   Mr. Gee received his Masters Degree from Kings College, University of London and a B.A. from New York University.

Audit Committee Financial Expert and Identify Audit Committee:

The Audit Committee focuses its efforts on assisting our Board of Directors to fulfill its oversight responsibilities with respect to AXM Pharma’s:

•

Quarterly and annual consolidated financial statements and financial information filed with the Securities and Exchange Commission;

•

System of internal controls;

•

Financial accounting principles and policies;

•

Internal and external audit processes; and

•

Regulatory compliance programs.

The Audit Committee members are Douglas MacLellan (Chair), Mark Bluer and Montgomery Simus.  The committee meets periodically with management to consider the adequacy of AXM Pharma’s internal controls and financial reporting process.  It also discusses these matters with AXM Pharma’s independent auditors and with appropriate financial personnel employed by AXM Pharma.  The committee reviews our financial statements and discusses them with management and our independent auditors before those financial statements are filed with the Securities and Exchange Commission.  The committee met 3 times in fiscal 2004.

The committee has the sole authority to retain and dismiss our independent auditors and periodically reviews their performance and independence from management.  The independent auditors have unrestricted access and report directly to the committee.

Audit Committee Financial Expert.

The Board has determined that the Chairman of the committee, Mr. MacLellan is an “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B and “independent” for purposes of currently adopted American Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934.  Mr. MacLellan is also currently the Chairman of the Audit Committee of AMDL, Inc. a company also listed on the American Stock Exchange.  Our Board of Directors has determined that such simultaneous service does not impair the ability of Mr. MacLellan to effectively serve as the Chairman of AXM Pharma’s Audit Committee.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on our review of copies of such reports, we believe that there was compliance with all filing requirements of Section 16(a) applicable to our officers, directors and 10% stockholders during fiscal 2004.

Code of Ethics

The Company has always encouraged its employees, including officers and directors to conduct business in an honest and ethical manner.  Additionally, it has always been our policy to comply with all applicable laws and provide accurate and timely disclosure.  In March 2004, our Board adopted formal written codes of ethics for both our executive officers and for our directors.  In February 2005, our Board adopted a formal written code of ethics for all of our employees.

Our codes of ethics are designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable laws and regulations.  These codes also incorporate our expectations of our executives that enable us to provide accurate and timely disclosure in our filings with the Securities and Exchange Commission and other public communications.  Our codes of ethics are posted on our website, http://www.axmpharma.com.  Any future changes or amendments to our code of ethics, and any waiver of our codes of ethics will also be posted on our website when applicable.

You may obtain a copy of any of our codes of ethics at no cost, by written request to:  AXM Pharma, Inc., 7251 West Lake Mead Blvd. Suite 300, Las Vegas, NV 89128; or, oral request at: (702) 562-4155.

ITEM 10.

EXECUTIVE COMPENSATION

Summary Compensation Table

Annual Compensation					Awards	Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

				Other				All
Name				Annual				Other
And				Compen-		Securities	LTIP	Compen-
Principal				sation	Restricted	Underlying	Payouts	sation
Position	Year	Salary($)	Bonus($)	($)	Stock	Options/	$	$
					Award(s) $	SARs(#)
Peter W. Cunningham	2004	$240,000	0	0	$208,335	400,000(1)	0	0
President, CEO,	2003	50,000	0	0	$208,335
President, CEO(4)	2002	0	0	0

Chet Howard	2004	120,000	0	0	$383,000	0	0	0
CFO(4)	2003	0	0	0
	2002	0	0	0

Douglas MacLellan	2004	216,000	0	0	0	400,000(2)	0	0
Vice Charman	2003	222,000	0	0	0	0
	2002	0	0	0	0	0

Wang Wei Shi	2004	240,000	0	0	0	300,000(3)
Chairwoman of the Board	2003	240,000	0	0	0	0
	2002	0	0	0	0	0

(1)

The purchase price of the shares of the Common Stock covered by the Option is  $4.14 per share.

(2)

The purchase price of the shares of the Common Stock covered by the Option is  $4.14 per share.

(3)

The purchase price of the shares of the Common Stock covered by the Option is  $4.14 per share.

(4)

During 2004 Peter Cunningham was CEO of AXM Pharma and Chet Howard was CFO.  In February 2005, Mr. Howard was named CEO and Mr. Cunningham became President of our International Sales Division.

OPTION/SAR IN LAST FISCAL YEAR

Individual grants

Name	Number of securities underlying Options/SARS Granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/SH)	Market price on date of grant	Expiration date
(a)	(b)	(c)	(d)		(e)

Peter Cunningham, President & CEO	400,000(1)	16.15%	$4.14	$4.14	4/29/14
Chet Howard, CFO	0	0	0	0	0
Douglas MacLellan, Vice Chairman	400,000(1)	16.15%	4.14	4.14	4/29/14
Wang Wei Shi, Chairwoman	300,000(1)	12.11%	4.14	4.14	4/29/14

(1)

These Options may be exercised beginning April 29, 2004.

Aggregated Option/Sar Exercised And Fiscal Year-End Option/Sar Value Table

  Neither our executive officers nor the two other individuals listed in the tables above, exercised options or SARs during the last fiscal year.

Long Term Incentive Plans

No Long Term Incentive awards were granted in the last fiscal year.

Board of Directors

Our directors who are employees do not receive any compensation from AXM Pharma for services rendered as directors. The Board has created three classes of fees for outside directors: (1) outside directors who are “independent,” as defined in the Exchange Act will be paid $4,500.00 per month; (2) outside directors who are not “independent” will receive $3,000.00 per month; and, (3) the Vice Chairman will receive a flat fee of $18,000.00 per month, inclusive of committee fees and the Chairwoman will receive a flat fee of $20,000.00 per month.  All board members are entitled to participate in AXM Pharma’s health insurance plan.  Since April 2004, our Board of Directors issued 2,437500 stock options exercisable at $4.14 per share to members of our Board of Directors and an additional 40,000 stock options exercisable at $5.70 per share.  The foregoing options were granted under the Company’s 2004 Incentive and NonStatutory Stock Option Plan, which was ratified by our Shareholders at the Company’s annual meeting in April 2004.  Montgomery Simus received an additional $5,000.00 in May, June and July for his role as Chairman of the Executive Committee; he stepped down from that position at the end of July.  Charles (Chaoying) Li receives an additional $2,500.00 per month as a member of our Executive Committee of AXM Shenyang.

Employment Agreements

We believe that Peter Cunningham provided outstanding leadership for AXM Pharma.  He led AXM Pharma in its successful application to have its common stock listed on to the American Stock Exchange.  Mr. Cunningham’s compensation was established based on the philosophy and policies enunciated above for all executive management. This includes cash compensation and long-term incentives.  On January 31, 2005, Chet Howard was appointed by the Board of Directors to replace Peter Cunningham as Chief Executive Officer.  Peter Cunningham will now be our President of International Sales.  However, during fiscal year 2004, Peter Cunningham was our only Chief Executive Officer and the following discussion describes his compensation as such.

Mr. Cunningham was originally hired to serve as our Chief Operating Officer, but in September 2003, Mr. Cunningham was promoted to the positions of President and Chief Executive Officer.  When Mr. Cunningham was promoted, other than the change in his responsibilities, the terms of his employment agreement remained the same.  Pursuant to the terms of his agreement with AXM Pharma, Mr. Cunningham shall be paid not less than $120,000 per year for his services.  In January 2004, our Board of Directors increased Mr. Cunningham’s salary from $120,000 per year to $240,000 per year.  In addition, Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003.  Mr. Cunningham is also entitled to health insurance and such other bonus and incentives as the Board of Directors, in its discretion, shall authorize.  Mr. Cunningham’s salary, bonus and incentives are reviewed yearly by our Board of Directors and compensation committee with the goal of bringing Mr. Cunningham’s salary in line with industry standards.  The term of Mr. Cunningham’s agreement with AXM Pharma is one year but the agreement shall automatically renew on the first and second anniversary dates of the agreement unless either AXM Pharma or Mr. Cunningham provides written notice to the other not less than 60 days prior to the anniversary date that they do not wish to renew the agreement, in which case the agreement shall expire on the day prior to the anniversary date.  The employment agreement may be terminated for good cause by either party in the event of a material breach of the employment agreement by either party or in the case of Mr. Cunningham of a change in control of AXM Pharma.  In the event of termination with good cause by Mr. Cunningham or without good cause by AXM Pharma, Mr. Cunningham is entitled to three months severance plus bonus and incentives earned to that date and relocation to Los Angeles, California.  In the event that Mr. Cunningham is terminated for good cause by the Company or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination and relocation to Los Angeles, California.  Mr. Cunningham’s agreement requires that he keep confidential any proprietary information acquired while employed and upon termination of his employment.  He is also prohibited from soliciting any employees of AXM Pharma for a period of one year following his termination for any reason. We believe that the base salary when combined with his opportunity to receive stock grants, provides Mr. Cunningham with the ability to achieve long term compensation that is competitive with long term compensation packages offered by our competitors.

Mr. Cunningham’s employment agreement will be amended to reflect his position change.  The Board has approved the following compensation package for Mr. Cunningham, although other terms of his employment agreement have not yet been finalized.  As President of International Sales, Mr. Cunningham will receive $10,000 per month during his one-year contract with AXM for this position.  The Board has also approved a three-month severance package for Mr. Cunningham in the event he is terminated other than for cause.  Additionally, Mr. Cunningham will receive 3% of net sales based upon a projected budget that has been prepared and approved by the Board.  Mr. Cunningham also has the opportunity to receive 5% of net sales if he retains any sales over the stated budget.

Chet Howard became our Chief Executive Officer on February 1, 2005.  Mr. Howard was, and will continue to act as our Chief Financial Officer until we find an adequate replacement.  Pursuant to the terms of his agreement with AXM Pharma, Mr. Howard shall be paid a Base Salary of $240,000 per year, distributed in equal monthly installments.  Mr. Howard also received a $60,000 signing bonus.  In addition, Mr. Howard is entitled to receive 250,000 incentive employee stock options per year, vesting quarterly.  During the term of his employment under the Agreement, at the Board’s discretion, Mr. Howard is also eligible to participate in all bonus and incentive plans.  Mr. Howard is eligible to participate in all employee benefit plans to the extent maintained by the Company, including (without limitation) any life, disability, health, accident and other insurance programs, paid vacations, and similar plans or programs, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determinations of any committee administering such plan or program.  Mr. Howard’s salary, bonus and incentives are reviewed yearly by our Board of Directors and compensation committee with the goal of bringing his salary in line with industry standards.  Mr. Howard’s employment agreement is for a two-year term, but the Company and Mr. Howard may extend the term by mutual written agreement.  We can terminate the employment agreement for cause if we give Mr. Howard written notice of what we reasonably believe are the grounds for such termination and Mr. Howard fails to take appropriate remedial actions during the thirty day period following receipt of such written notice.  Mr. Howard can voluntarily terminate his employment agreement by giving us 60 days written notice thereof.  Upon Termination for Cause, Mr. Howard is to be immediately paid all accrued salary, incentive compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits, which will be paid in accordance with the applicable plan), and accrued vacation pay, all to the date of termination.  In the event of a Voluntary Termination, other than for “Good Reason,” we will immediately pay to Mr. Howard, all accrued salary, all incentive compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits, which will be paid in accordance with the applicable plan), and accrued vacation pay, all to the date of termination, but no severance compensation.  Upon any Termination Other Than for Cause, Mr. Howard will immediately be paid all accrued salary, all incentive compensation to the extent earned, severance compensation, vested deferred compensation (other than pension plan or profit sharing plan benefits, which will be paid in accordance with the applicable plan), and accrued vacation pay, all to the date of termination.  If Mr. Howard’s employment is terminated Other Than for Cause or he voluntarily terminates his employment for “Good Reason,” he will be paid, as severance pay, his base salary for the period commencing on the date his employment is terminated until the later of the end of his employment term or the date which is three months from the date of termination.  Mr. Howard’s agreement requires that he keep confidential any proprietary information acquired while employed and upon termination of his employment.  He is also prohibited from soliciting any employees of AXM Pharma for a period of six months following his termination for any reason. We believe that the base salary when combined with his opportunity to receive stock grants, provides Mr. Howard with the ability to achieve long term compensation that is competitive with long term compensation packages offered by our competitors.

The Company entered into an employment agreement with Mr. Kong on March 31, 2005; Mr. Kong shall begin his employment on May 1, 2005, the Effective Date.  The term of the Agreement is for one (1) year beginning on the Effective Date, but may be extended by the mutual agreement of the parties and, unless terminated in writing at least thirty (30) days prior to the expiration of the initial term, shall automatically renew for an additional one-year term on the first anniversary of the Effective Date and on each successive anniversary of the Effective Date unless terminated in writing similarly to the procedure stated above.    Mr. Kong’s Base Salary will be US $20,000.00 per month.  The Company will contribute $17,500 per month and AXM Shenyang shall contribute the remaining $2,500 per month less any deductions for taxes.  Mr. Kong will also receive 200,000 incentive employee stock options per year, vesting quarterly.  Mr. Kong is eligible to participate in all employee benefit plans to the extent maintained by the Company for its China-based employees.  Mr. Kong may be terminated for cause, upon which he will receive all accrued salary, incentive compensation to the extent earned, vested deferred compensation, and accrued vacation pay, all to the date of termination.  Additionally, his incentive compensation and bonuses, to the extent earned, shall be paid within thirty (30) days of the date of the termination.  If Mr. Kong’s employment is terminated for any reason, he will retain all of his rights to benefits that have vested, but his rights to participate in those plans will cease upon his employment termination unless the termination is a Termination Other Than for Cause, in which case his rights of participation will continue for a period of three (3) months following the termination of his employment.  If Mr. Kong’s employment is terminated in a Termination Other Than for Cause or by Company due to Mr. Kong’s disability, he will be paid as severance pay his Base Salary for the period commencing on the date that his employment is terminated and ending on the date which is one (1) month thereafter.  Due to Mr. Kong’s employment with the Company, he will have access to the Company’s Confidential Information.  In consideration for that access, Mr. Kong agrees that for a period of twelve (12) months after termination of his employment, he will not use such Confidential Information to compete with the business of the Company.  In addition, for a period of twelve (12) months after termination of his employment, he will not induce or attempt to induce any employee of the Company to discontinue his or her employment with the Company for the purpose of becoming employed by any competitor of Company, nor will he initiate discussions, negotiations or contacts with persons known by him to be a customer or supplier of the Company at the time his employment with the Company is terminated, for the purpose of competing with the Company.  Notwithstanding anything to the contrary contained in the Agreement, the previously stated Non-Compete provisions will not be applicable in the event of any Termination Other Than for Cause with respect to Mr. Kong’s employment.

Stock Option Plans

In January of 2004, our Board of Directors approved the “2004 Qualified and Nonstatutory Stock Option Plan.” The Board of Directors reserved 3,000,000 shares of the Company’s common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM.  Our shareholders ratified the 2004 plan and the options authorized thereunder at our Annual Meeting in April 2004.  As of January 2005, our Board of Directors granted 2,477,500 options to employees, directors and consultants under the Corporation’s 2004 Incentive and NonStatutory Stock Option Plan.

On February 1, 2005 our Board of Directors approved the 2005 Equity Incentive Plan, which will replace the 2004 Plan.  Our shareholders approved the 2005 Plan at our Special Meeting on March 10, 2005.   At the time of filing this report, 650,000 options have been issued under the 2005 Plan.

The 2005 Plan is intended to further our growth and financial success by providing additional incentives to our directors, executives and selected employees and consultants so that such participants may acquire or increase their proprietary interest in the Company.  Stock options available under the 2005 Plan include "Incentive Stock Options", as defined in Code section 422 and any regulations promulgated under that Section, and "Nonstatutory Options" at the discretion of the Board of Directors.  Additionally, Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Performance Awards, Dividend Equivalents, or Other Stock-Based Awards may be granted under the Equity Plan.  Shares available under the 2005 Plan include 5,000,000 shares of our common stock, plus all Shares remaining available for issuance under the 2004 Plan on the effective date of the Equity Plan.

ITEM 11.

SECURITY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of April 13, 2005, we had a total of 19,562,173 shares of common stock and 950,020.42 (presently convertible into approximately 1,430470 shares of common stock) shares of preferred stock issued and outstanding, which are the only issued and outstanding voting equity securities of AXM Pharma.  Shares of Preferred Stock vote on as converted basis with the common stock.  At the date of this Prospectus, each share of Preferred Stock is convertible into one share of common stock.

The following table sets forth, as of April 13, 2005: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock and Preferred Stock (taken together as one class) known to us, the number of shares of common stock and Preferred Stock beneficially owned by each such person, and the percent of our common stock and Preferred Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock and Preferred Stock beneficially owned, and the percentage of our common stock and Preferred Stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE Of Voting of Securities (1)
Ms. Wang Wei Shi 46 Wen An Road Building 4, 5th Floor Shenyang, Liaoning, The Peoples Republic Of China 110003	6,047,000 (2)	28.81%

Douglas C. MacLellan 8324 Delgany Avenue Playa Del Rey, California 90293	933,672(3)	4.45%

Byrle Lerner 2904 Via Campesina Palo Verdes Estates, CA 90274	1,165,300 (4)	5.55%

Peter W. Cunningham 755 Promontory Point Drive West Newport Beach, California 92660	555,001(5)	2.64%

Mark Elenowitz 400 Professional Drive, Suite 310 Gaithersburg, MD 20879	385,160(6)	1.83%

Gryphon Master Fund, L.P. 500 Crescent Court Suite 270 Dallas, Texas 75201	2,097,165	9.99%

SF Capital Partners Ltd. c/o Staro Asset Management, LLC 3600 South Lake Drive St. Francis, Wisconsin 53235	1,047,533	4.99%

Mark J. Bluer 162 Dorado Terrace San Francisco, California 94112	100,000 (7)	0.48%

Mr. Chet Howard 7251 West Lake Mead Blvd. Suite 300 Las Vegas, NV 89128	200,000(8)	0.95%

Montgomery Simus 33 Haight Street, #8 San Francisco, CA 94102	75,000 (9)	0.36%

Chaoying (Charles) Li 14/F, Building A, Huixium Plaza, No.8 Beisihuan Zhong Road Chaoyang District, Beijing 100101, P.R. China	210,000(10)	1.00%

Zhenyu Kong Room 2109 The Exchange Beijing, No.118 Jianguo Road, Chaoyang District Beijing 100022, China	50,000(11)	0.24%

Christopher Gee 7251 West Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128	0	0.0%
All directors and officers as a group (10 persons)(6)	8,555,833	40.76%

________________

(1)

All Percentages have been rounded up to the nearest one hundredth of one percent.

(2)

Includes 3,137,000 shares owned by Ms. Wang directly, including 300,000 stock options and 2,910,000 shares owned by members of her immediate family.

(3)

Includes 475,000 shares owned by Mr. MacLellan directly, 48,500 shares owned by The MacLellan Group, Inc., which is owned by Mr. MacLellan, and 16,953 shares owned by Broadband Access Market Space, Ltd., a company in which Mr. MacLellan owns 60% of the outstanding shares. Also includes 400,000 stock options granted to Mr. MacLellan on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(4)

Includes 60,000 shares of restricted stock Mr. Lerner is entitled to receive under his consulting agreement dated October 25, 2004, with AXM Pharma.

(5)

Includes 125,001 shares owned by Mr. Cunningham directly and 30,000 shares owned by Rabelaisian Resources, Plc., a company owned by Mr. Cunningham. Also includes 41,667 shares Mr. Cunningham was entitled to receive through his employment agreement with AXM Pharma as Chief Executive Officer.  Mr. Cunningham ceased being our Chief Executive Officer on January 31, 2005 and his employment agreement will be amended accordingly.  Also includes 400,000 stock options granted to Mr. Cunningham on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(6)

Includes (i) 201,160 shares indirectly owned by MHE, Inc. (a company owned 100% by Mark Elenowitz) as a result of its 40% ownership interest of TriPoint Capital Holdings, LLC, which owns 502,900 shares of common stock, and (ii) 24,000 shares owned by Investor Communications Company, LLC, a company which is owned by MHE, Inc.  Also includes 160,000 stock options granted to Mr. Elenowitz on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(7)

Includes the 40,000 stock options, at an exercise price of $5.70 per share, granted to Mr. Bluer on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan .

(8)

Includes 100,000 stock options, at an exercise price of $4.14 per share, granted to Mr. Howard on April 29, 2004 under the 2004 Qualified and Nonstatutory Stock Option Plan.

(9)

Includes the 40,000 stock options granted to Mr. Simus on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(10)

Includes the 100,000 stock options granted to Mr. Li on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

(11)

Includes 50,000 incentive stock options Mr. Kong is entitled to receive through his employment agreement with AXM Pharma.  Mr. Kong is entitled to receive an additional 150,000 incentive stock options during the year pursuant to his employment agreement, which provides that he is entitled to receive 200,000  incentive stock options per year, vesting quarterly beginning in May 2005.

Changes in Control

As of the date of this filing, there are no arrangements, which may result in a change in control of AXM

Pharma, Inc.

ITEM 12.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

We are party to a consulting agreement with TriPoint Capital Advisors, LLC, a company in which Mark Elenowitz, a director and significant shareholder of AXM Pharma, indirectly owns a 40% interest.  Pursuant to the terms of the consulting agreement, we are required to pay TriPoint a monthly fee of $17,500.  The current agreement between Tripoint Capital Advisors and AXM Pharma has a one-year term and is terminable by either party, with or without cause, upon 30 days written notice.  Additionally, on  May 1, 2002, pursuant to the terms of a previous consulting agreement with TriPoint, Werke Pharmaceuticals, Inc., our wholly owned subsidiary issued TriPoint 500,000 shares of its common stock, which shares were exchanged pursuant to the terms of our share exchange agreement with the shareholders of Werke Pharmaceuticals, Inc. into shares of AXM Pharma common stock.  On April 29, 2004, the Board authorized Peter Cunningham to sign a new agreement with Tripoint Capital Advisors for their consulting services.  In addition, we are party to a consulting agreement with Investor Communications Company, LLC , a company in which Mark Elenowitz directly benefits from 20% of the stock compensation received from the Company.  Pursuant to the terms of the consulting agreement, Werke Pharmaceuticals, Inc. is required to pay Investor Communications Company, LLC a monthly fee of $14,000 and  issued to Investor Communications Company, LLC 120,000 shares of its common stock which were subsequently converted into shares of AXM Pharma common stock as a result of the Share Exchange.

On September 12, 2002, Byrle Lerner, a significant shareholder of AXM Pharma, made a capital contribution of $100,000 to Werke Pharmaceuticals, Inc. to provide working capital for Werke Pharmaceuticals, Inc.’s United States administrative offices, including expenses for travel to The Peoples Republic of China by Werke Pharmaceuticals, Inc.’s U.S. employees and consultants.  Mr. Lerner received shares of Werke Pharmaceuticals, which were later exchanged for shares of AXM Pharma pursuant to our share exchange with Werke Pharmaceuticals, in consideration for his capital contribution.

In September 2003, we engaged Amaroq Capital, LLC, to provide advice regarding business development and to identify and review potential merger and acquisition candidates in Asia.  Amaroq Capital will be paid $7,500 per month for its services and is entitled to receive additional compensation in connection with mergers or acquisitions that it identifies or for which it provides substantive assistance to AXM Pharma.  The current agreement with Amaroq Capital is for a six month term and is terminable only upon the mutual written consent of AXM Pharma and Amaroq Capital.  Amaroq Capital is owned by Joseph Cunningham, brother of Peter Cunningham, our President of International Sales and former Chief Executive Officer.

In April 2003, we engaged Rabelaisian Resources, Plc., to provide consulting services for AXM Pharma.  Rabelaisian Resources’ agreement expired in August 2003.  Rabelaisian Resources is owned by Peter Cunningham, who is currently our President of International Sales and is our former Chief Executive Officer.

In October 2004, we engaged Byrle Lerner, a beneficial owner of more than five percent of our common stock (5.55%), to provide consulting services to AXM Pharma.  Mr. Lerner will receive 60,000 shares of our restricted stock and 100,000 options to purchase our common stock at $2.15 per share for his services.  The current agreement with Mr. Lerner is for one year and is terminable by either Mr. Lerner or us upon thirty days written notice.

In November 2004, Byrle Lerner paid 12,500 shares of restricted common stock to Aurelius Consulting and 30,000 shares to Mirador Consulting on behalf of AXM Pharma pursuant to consulting agreements with those entities.

ITEM 13.

EXHIBITS, FINANICAL STATEMENTS AND REPORTS ON FORM 8-K

(a) The following documents are filed as part of this report:  Financial Statements (appearing at the end of this report):

Report of Independent Public Accountant

Balance Sheet as of December 31, 2004

Statement of Operations- For the years ended December 31, 2003, and 2004.

Statement of Stockholders Equity - For the years ended December 31, 2003, and 2004.

Statement of Cash Flows - For the years ended December 31, 2003, and 2004.

Notes to Financial Statements

(b) Exhibits

Exhibit Number	Description

4.1*	Securities Purchase Agreement dated as of August 21, 2003

4.2*	Registration Rights Agreement dated as of August 21, 2003

4.3*	Designation of Rights and Preferences of Series A Preferred Stock dated as of August 21, 2003

4.4*	Form of Warrant to Purchase Common Stock issued August 21, 2003

4.5**	Securities Purchase Agreement dated as of September 12, 2003

4.6**	Registration Rights Agreement dated as of September 12, 2003

4.7**	Form of Warrant to Purchase Common Stock issued September 12, 2003

4.8**	Form of Warrant to Purchase Common Stock issued September 12, 2003

4.9***	Securities Purchase Agreement dated as of December 30, 2003

4.10***	Registration Rights Agreement dated as of December 30, 2003

4.11***	Designation of Rights and Preferences of Series A Preferred Stock dated as of December 30, 2003

4.12***	Form of Warrant to Purchase Common Stock issued December 31, 2003

4.13^	Securities Purchase Agreement dated as of June 24, 2004

4.14^	Registration Rights Agreement dated as of June 24, 2004

4.15^	Form of Common Stock Purchase Warrant issued June 24, 2004

4.16^	Designation of Rights and Preferences of Series C Preferred Stock dated as of June 24, 2004

10.4****	Agreement on Agency for Sale (Distribution) between Shenyang Taiwei Pharmaceutical Factory and Liaoning Weikang Medicine Co., Ltd.

10.5****	Consulting Agreement with Tripoint Capital Advisors, LLC

10.6****	Consulting Agreement with Amaroq Capital, LLC

10.7****	Consulting Services Agreement with Woodbridge Management, Ltd.

10.8****	Consulting Agreement with Madden Consulting, Inc.

10.9****	Investment Banking Agreement with Great Eastern Securities, Inc.

10.10****	Investor Relations Agreement with the Aston Organization

10.11+++ ²	Incentive and Nonstatutory Stock Option Plan

10.12+	Consulting Agreement with Byrle Lerner

10.13+	Consulting Agreement with Aurelius Consulting

10.14+	Consulting Agreement with Mirador Consulting, Inc

10.15+	Consulting Agreement with Dreamvest, llc

10.16+	Consulting Agreement with RCG

10.17+	Termination Agreement with RCG

10.18(2)(3)	Chet Howard’s Employment Agreement

10.19(2)(4)	Peter Cunningham’s Employment Agreement

10.20(2)(3)	Zhenyu Kong’s Employment Agreement

14.1++	Code of Ethics for Board of Directors

14.2++	Code of Ethics for Executive Officers

14.3+	Code of Ethics For Employees

16.1^^	Letter from Malone & Bailey, PLLC regarding change in certifying accountant, dated September 2, 2004.

21.1++	Subsidiaries of the Company

31.1+	Certification of Chief Executive Officer and Principal Accounting Officer pursuant to Rule 13a-14(a)

32.1+	Certification of Chief Executive Officer and Principal Accounting Officer pursuant to 18 U.S.C. 1350

99.1****	Form of lock-up agreement by officers, directors and 5% or greater shareholders

* Incorporated herein by reference to Exhibits 10.1 to 10.4 of the Company’s Current Report on Form 8-K Dated August 21, 2003.

** Incorporated herein by reference to Exhibits 10.1 to 10.5 of the Company’s Current Report on Form 8-K Dated September 12, 2003.

*** Incorporated herein by reference to Exhibits 10.1 to 10.4 of the Company’s Current Report on Form 8-K Dated December 31, 2003

**** Incorporated herein by reference to Exhibits 10.1 to 10.10 of the Company’s Registration Statement on Form SB-2 Dated March 4, 2004.

+++Incorporated herein by reference to Exhibit 10.11 of the Company’s Annual Report on Form 10-KSB/A dated April 6, 2004.

+ Filed herewith

++ Incorporated herein by reference to Exhibit 14.1, 14.2 and 21.1 of the Company’s Annual Report on Form 10-KSB dated March 29, 2004

(2) Exhibit represents a management contract or compensatory plan or arrangement.

(3) Incorporate herein by reference to Exhibit 10.1, 10.2, 10.3, and 10.4 of the Company’s Current Report on Form 8-K/A dated April 4, 2005.

(4) Incorporated herein by reference to Exhibit 10.1 of the Post-Effective Amendment No. 6 to the Company’s Registration Statement on Form SB-2 Dated May 17, 2004

^ Incorporated herein by reference to Exhibits 10.1 to 10.4 of the Company’s Current Report on Form 8-K Dated June 24, 2004

^^ Incorporated by reference to Exhibit 16.1 to the Company’s amendment to Current Report on Form 8-K/A filed on September 2, 2004

(c) Reports on Form 8-K.

1.

On January 2, 2004, we filed a report on Form 8-K disclosing a private financing we completed with two investors.

2.

On March 29, 2004, we filed a report on Form 8-K disclosing that our Corporate offices moved from California to Las Vegas and our year end results for fiscal 2003.

3.

On May 17, 2004, we filed a report on Form 8-K regarding our financial results for the first quarter of fiscal 2004.

4.

On June 22, 2004, we filed a report on Form 8-K disclosing current events of the Company at the American Stock Exchange.

5.

On June 25, 2004, we filed a report on Form 8-K disclosing a private equity financing of $3,042,500 that we completed with 11 investors on June 24, 2004.

6.

On August 18, 2004, we filed a report on Form 8-K regarding our financial results for the second quarter of fiscal 2004.

7.

On August 18, 2004, we filed a report on Form 8-K to disclose that Malone & Bailey, PLLC was replaced with Bateman & Co., Inc. as our principal and independent auditor.

8.

On August 27, 2004, we filed a report on Form 8-K to disclose that Batemen & Co., Inc. was replaced with Lopez, Blevins, Bork & Associates, L.L.P. as the Company’s independent and principal auditors.

9.

On September 2, 2004, we filed a report on Form 8-K/A to disclose the letter from Malone & Bailey, PLLC regarding the change in our principal and independent auditor as required by the Securities and Exchange Commission.

10.

On November 19, 2004, we filed a report on Form 8-K regarding our financial results for the third quarter of fiscal 2004.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES  -

The fees billed by Lopez, Blevins, Bork & Associates, PLLC for the indicated services performed during fiscal 2004 were as follows:

Fiscal 2004
Audit fees	$ 5,050.00
Audit-related fees	$0
Tax Fees	$0
All other fees	$0

The amounts shown for “Audit-related fees” were for issuance of consents in connection with Registration Statement on Form SB-2 originally filed on September 25, 2003 and the Registration Statement originally filed on June 30, 2004, assistance with response to SEC comments to such Registration Statement and consultations regarding generally accepted accounting principles.

There were no fees billed by Bateman & Co., for the indicated services performed during fiscal 2004 because  Bateman did not audit or issue any report on the Company’s financial statements.

The fees billed by Malone & Bailey, PLLC for the indicated services performed during fiscal 2004 were as follows:

	Fiscal 2003	Fiscal 2004
Audit fees	$ 6,280.00	$38,346
Audit-related fees	$12,100.00	$0
Tax Fees	$0	$0
All other fees	$0	$0

The amounts shown for “Audit-related fees” were for issuance of consents in connection Registration Statement on Form SB-2 originally filed on September 25, 2003, assistance with response to SEC comments to such Registration Statement and consultations regarding generally accepted accounting principles.

Audit Committee Policies And Procedures

Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for AXM Pharma by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by the Audit Committee prior to the completion of the audit.  Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the previous year’s annual report on Form 10-KSB.  At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management.  At each subsequent committee meeting, the auditor and management may present subsequent services for approval.  Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since the May 6, 2003, effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Malone & Bailey, PLLC, has been approved in advance by the Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report on Form 10-KSB/A to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By:

 /s/  Chet Howard

Chet Howard

Chief Executive Officer

Acting Principal Accounting Officer

Dated:  April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Wang Wei Shi Wang Wei Shi Chairman of the Board	Dated: April 15, 2005
/s/ Douglas C. MacLellan Douglas C. MacLellan Vice-chairman of the Board	Dated: April 15, 2005
/s/ Mark H. Elenowitz Mark H. Elenowitz Director	Dated: April 15, 2005
/s/ Chaoying Li Chaoying Li Director	Dated: April 15, 2005

/s/ Mark J. Bluer Mark J. Bluer Director	Dated: April 15, 2005
/s/ Montgomery F. Simus Montgomery F. Simus Director	Dated: April 15, 2005

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

  AXM Pharma, Inc.

  Las Vegas, Nevada

We have audited the accompanying consolidated balance sheet of AXM Pharma, Inc. as of December 31, 2004 and the related statements of operations, stockholders’ equity, and cash flows for each of the two years then ended.  These financial statements are the responsibility of AXM Pharma’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXM Pharma, Inc. as of December 31, 2004 and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that AXM Pharma, Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, AXM Pharma has incurred losses of $13,989,854 and $3,708,067 for the years ended December 31, 2004 and 2003. AXM Pharma will require additional working capital to develop its business until AXM Pharma either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. These conditions raise substantial doubt about AXM Pharma’s ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/  Lopez, Blevins, Bork & Associates, LLP

Lopez, Blevins, Bork & Associates, LLP

Houston, Texas

April 12, 2004

AXM PHARMA, INC.

CONSOLIDATED BALANCE SHEET

December 31, 2004

ASSETS
Current assets
Cash	$ 1,255,681
Accounts receivable, net of allowance of $0	30,750
Inventories	2,002,130
Advances – supplier	442,121
Total current assets	3,730,682

Property and equipment, net	7,160,376
Licenses	1,449,888

TOTAL ASSETS	$ 12,340,946

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Value added tax payable	$ 3,015
Accounts payable and accrued expenses	4,342,013
Short-term note payable	1,001,668
Total current liabilities	5,346,696

STOCKHOLDERS’ EQUITY:
Series A, Preferred stock, $.001 par value, 10,000,000 shares authorized, 1,675,000 shares issued and outstanding	1,675
Series B, Preferred stock, $.001 par value, 2,000,000 shares authorized, no shares issued and outstanding	-
Series C, Preferred stock, $.001 par value, 100 shares authorized, 24 shares issued and outstanding	-
Common stock, $.001 par value, 50,000,000 shares authorized, 18,035,539 shares issued and outstanding	18,036
Additional paid-in capital	26,242,477
Accumulated deficit	(19,267,938)
Total stockholders’ equity	6,994,250

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$ 12,340,946

See accompanying summary of accounting policies and notes to financial statements

AXM PHARMA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended December 31, 2004 and 2003

	December 31,
	2004	2003

Revenues	$ 2,115,751	$ 10,025,605

Cost of revenues	1,050,283	6,528,280

Gross profit	1,065,468	3,497,325

General, administrative and selling:
Cash	9,434,824	3,683,307
Non-cash	5,620,498	3,522,085

Total general, administrative and selling	15,055,322	7,205,392

Net loss	$ (13,989,854)	$ (3,708,067)

Net loss applicable to common shareholders:
Net loss	$ (13,989,854)	$ (3,708,067)
Beneficial conversion of preferred stock	(1,413,374)	(2,933,137)
Deemed dividend from beneficial conversion feature of warrants	(1,009,085)	(130,362)
Net loss applicable to common shareholders	$ (16,412,313)	$ (6,771,566)

Net loss per share:
Basic and diluted	$ (1.02)	$ (0.52)

Weighted averaged shares outstanding:
Basic and diluted	16,066,789	12,927,956

See accompanying summary of accounting policies and notes to financial statements

AXM PHARMA, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years Ended December 31, 2004 and 2003

	Common Stock		Preferred Stock		Additional Paid-In Capital	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount
Balance, December 31, 2002	10,000,000	$ 10,000	-	$ -	$ 4,462,877	$ (1,570,017)	$ 2,902,860
Issuance of common stock in connection with recapitalization	2,846,680	2,847	-	-	(25,539)	-	(22,692)
Issuance of common stock for services	881,667	881	-	-	3,521,204	-	3,522,085
Issuance of preferred stock and warrants, net of expenses	-	-	2,750,000	2,750	4,885,812	-	4,888,562
Beneficial conversion feature embedded in preferred stock and warrants	-	-	-	-	3,063,499	-	3,063,499
Deemed dividend on preferred stock	-	-	-	-	(2,933,137)	-	(2,933,137)
Deemed dividends on warrants	-	-	-	-	(130,362)	-	(130,362)
Net loss	-	-	-	-	-	(3,708,067)	(3,708,067)
Balance, December 31, 2003	13,728,347	13,728	2,750,000	2,750	12,844,354	(5,278,084)	7,582,748
Issuance of preferred stock and warrants, net of expenses	-	-	860,030	860	4,507,773	-	4,508,633
Issuance of common stock for warrants, net of expense	1,070,016	1,070	-	-	3,271,155	-	3,272,225
Issuance of common stock and warrants for services	1,161,001	1,161	-	-	5,619,337	-	5,620,498
Beneficial conversion feature embedded in preferred stock and warrants	-	-	-	-	2,422,459	-	2,422,459
Deemed dividend on preferred stock	-	-	-	-	(1,413,374)	-	(1,413,374)
Deemed dividends on warrants	-	-	-	-	(1,009,085)	-	(1,009,085)
Conversions of preferred stock	2,076,175	2,077	(1,935,006)	(1,935)	(142)	-	-
Net Loss	-	-	-	-	-	(13,989,854)	(13,989,854)
Balance, December 31, 2004	18,035,539	$ 18,036	1,675,024	$ 1,675	$ 26,242,477	$ (19,267,938)	$ 6,994,250

See accompanying summary of accounting policies and notes to financial statements

AXM PHARMA, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2004 and 2003

	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (13,989,854)	$ (3,708,067)
Adjustments to reconcile net loss to cash used in
operating activities:
Common stock issued for services	5,620,498	3,522,085
Bad debt	810,793	-
Inventory write-off	1,714,200	-
Depreciation and amortization	32,167	51,573
Changes in assets and liabilities:
Cash held in trust	-	149,203
Accounts receivable	1,773,436	(1,681,978)
Advances	1,023,578	(1,166,101)
Inventories	(1,472,576)	(918,829)
Accounts payable and accrued expenses	3,817,849	296,206
Value added tax payable	(2,914,811)	1,705,755

CASH FLOWS USED IN OPERATING ACTIVITIES	(3,584,720)	(1,750,153)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(6,892,907)	(293,654)

CASH FROM FINANCING ACTIVITIES
Proceeds from short-term debt	1,001,668	-
Proceeds from sale of preferred stock	4,508,633	4,888,562
Proceeds from exercise of warrants	3,272,225	-
CASH FROM FINANCING ACTIVITIES	8,782,526	4,888,562

NET INCREASE (DECREASE) IN CASH	(1,695,101)	2,844,755

Cash, beginning of period	2,950,782	106,027

Cash, end of period	$1,255,681	$2,950,782

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$ -	$ -

SUPPLEMENTAL NON-CASH TRANSACTIONS:
Net liabilities assumed in reverser merger	$ -	$ 22,692

See accompanying summary of accounting policies and notes to financial statements

AXM PHARMA, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION

Nature of our Business

AXM Pharma, Inc. (“AXM Pharma”), a Nevada corporation, is a pharmaceutical company based in The People’s Republic of China. We are a publicly listed company quoted under the symbol (AMEX: AXJ). Our business is the sale of over-the-counter and prescription pharmaceutical products in The People’s Republic of China.  Our business in The People’s Republic of China is conducted by our wholly-owned subsidiary, AXM Pharma (Shenyang), Inc., located in the city of Shenyang in the Northeastern Portion of the People’s Republic of China.  Our products are currently produced by third-party manufacturers and sold through a third-party distributor.   Shenyang Tianwei Werke Pharmaceuticals currently holds 42 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China.  Of these 42 licenses, we have, to date, commercialized four of these licenses from which we produce five products. In the future we plan to expand our business by commercializing additional licenses held by AXM Shenyang; acquiring additional product licenses; and by moving the manufacturing and distribution of our products in-house.

Our subsidiary, AXM Shenyang, is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise. Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over AXM Pharma’s management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a Wholly Foreign Owned Enterprise include:

•

Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;

•

Ability to carry on business rather than just a representative office function;

•

Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;

•

Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;

•

Ability to employ staff directly within China;

•

Protection of intellectual know-how technology;

•

Greater efficiency in its operations, management and future development; and

•

No requirement to share profits with another party; and

In summary, the key differences between a Wholly Foreign Owned Enterprise and an equity or cooperative joint venture are that the joint venture business structure requires profit sharing between the stake holders, significant involvement in operational and business matters by the Chinese stake holders, indirect representation in business matters and much less effective and efficient cooperation between the stake holders. Typically, the foreign party to a Chinese joint venture experiences significantly less control over the business structure than if the foreign party forms a Wholly Foreign Owned Enterprise or converts an existing joint venture into a Wholly Foreign Owned Enterprise. Because the Wholly Foreign Owned Enterprise business structure is relatively new compared to the joint venture structure, we believe that fewer than 5% of foreign firms currently operate as Wholly Foreign Owned Enterprises.  It is anticipated that newly formed businesses will likely choose the use of the Wholly Foreign Owned Enterprise structure over the joint venture structure. It is also anticipated that existing joint ventures are likely to migrate their corporate structures to Wholly Foreign Owned Enterprises over the next five years.

AXM Shenyang is located in the City of Shenyang, which is in the Province of Liaoning in the Northeastern section of The Peoples Republic of China. AXM Shenyang and its predecessor company, Shenyang Tianwei Pharmaceutical Factory, Ltd. have an operating history of approximately 10 years.   AXM Shenyang historically has been a manufacturer of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. We currently own 42 product licenses and permits, of which only four licenses are currently commercialized.  In the fourth quarter of 2004, we completed a new plant built to Chinese Good Manufacturing Practices specifications.  In December 2005, we received our Chinese Good Manufacturing Practices Certification from the State Food and Drug Administration.  As a result, we plan to begin transitioning manufacturing certain of our products to the new factory in the second quarter of 2005. The factory includes over 120,000 square feet of production space with laboratory and administration buildings capable of producing 30,000,000 tubes for ointment, 500,000,000 tablets and 250,000,000 capsules annually.  The factory is located in a special economic zone located several kilometers from the old plant.  The High-Tech Industrial Development District was established in May of 1988 order to accelerate the development and industrialization of high-tech industries in the North–Eastern portion of the Peoples Republic of China.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less.  For reporting purposes, cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Inventories

See accompanying summary of accounting policies and notes to financial statements

Inventories are valued at the lower of cost or market.  Cost is determined by using the average cost method.  Inventories consist primarily of raw materials for its three products which are for the treatment of bronchial infections, skin infections and gastric and urinary infections.  AXM Pharma uses third party manufacturers and generally has no work in process or finished goods inventory.

Long-Lived Assets

Property and equipment are stated at cost less accumulated depreciation.  Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations.  Depreciation is computed by applying the straight-line method over the estimated useful lives of machinery and equipment (three to seven years). The majority of AXM Pharma’s long-lived assets are located in The People’s Republic of China. Axiom performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Licenses

Licenses consist of permits to produce pharmaceutical products which were acquired in a business combination.  The licenses were valued at their historical cost.  The cost of the licenses is not amortized since they have an indefinite life.  The licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  The permits are in the Peoples Republic of China.

Value Added Tax Payable

AXM Pharma is subject to a value added tax rate of 17% on product sales by the Peoples Republic of China.  Value added tax payable is computed net of value added tax paid on purchases for all sales in the Peoples Republic of China.

Revenue Recognition

AXM Pharma recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.

Product sales are recognized by AXM Pharma generally at the time product is shipped.  Shipping and handling costs are included in cost of goods sold.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws.  A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

See accompanying summary of accounting policies and notes to financial statements

Foreign Currency Translation

The Renminbi (“RMB”) is the functional currency of AXM Pharma.  Transactions in foreign currency are translated at rates of exchange rates ruling at the transaction date.  Monetary assets and liabilities denominated in foreign currencies are retranslated at rates ruling at the balance sheet date.  Exchange differences are recognize in the in the statement of operations.

Stock-Based Compensation

AXM Pharma accounts for stock-based compensation for employees and non-employee members of our board of directors in accordance with Accounting Principles Board, or APB, Opinion No. 25, “Accounting for Stock Issued to Employees.” Under APB Opinion No. 25, compensation expense is based on the intrinsic value on the measurement date, calculated as the difference between the fair value of our common stock and the relevant exercise price. We account for stock-based compensation for non-employees, who are not members of our board of directors, at fair value using a Black-Scholes option-pricing model in accordance with the provisions of SFAS No. 123, “Accounting for Stock-Based Compensation” and other applicable accounting principles.  We recorded stock-based compensation expense of approximately $5,600,000 and $3,500,000 during 2004 and 2003, respectively.  There were 2,140,000 stock options granted to employees and directors in 2004.  There were not any options granted to employees in 2003.

Had compensation expense been determined based on the estimated fair value at the measurement dates of awards under those plans consistent with the method prescribed by SFAS No. 123, the Company’s December 31, 2004 and 2003, net loss would have been changed to the pro forma amounts indicated below.  No options were granted in 2003.

	December 31, 2004	December 31, 2003

Net loss applicable to common shareholders:
As reported	$ (16,412,313)	$ (6,771,566)
Stock based compensation under fair value method	(5,629,853)	-
Pro forma	$ (22,042,166)	$ (6,771,566)

Net loss applicable to common shareholders per share basic and diluted:
As reported	$ (1.02)	$ (0.52)
Stock based compensation under fair value method	(0.35)	-
Pro forma	$ (1.37)	$ (0.52)

The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk free rate of 2.0%; volatility of 79% for 2004 with no assumed dividend yield; and expected lives of five months.

See accompanying summary of accounting policies and notes to financial statements

Fair Value of Financial Instruments

Financial instruments that are subject to fair disclosure requirements are carried in the financial statements at amounts that approximate fair value and include cash and cash equivalents, accounts receivable and accounts payable.  Fair values are based on assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates reflecting varying degrees of perceived risk.

Basic and Diluted Net Loss per Share

Basic net loss per share is computed using the weighted average number of common shares outstanding during the period.  Diluted net loss per share is computed using the weighted average number of common and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and warrants (using the treasury stock method).  For 2004 and 2003, there were no potential common shares outstanding that were related to shares issuable upon the exercise of stock options or warrants.

Recent Accounting Pronouncements

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which is effective for exit or disposal activities that are initiated after December 31, 2002. The Company's adoption of SFAS No. 146 did not have a material effect on the Company's results of operations, cash flows or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34. FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies, relating to the guarantor's accounting for and disclosure of the issuance of certain types of guarantees. The disclosure requirements of FIN 45 were effective for financial statements of interim or annual periods that end after December 15, 2002. The provisions for initial recognition and measurement were effective on a prospective basis for guarantees that were issued or modified after December 31, 2002, irrespective of the guarantor's year-end. FIN 45 requires that upon issuance of a guarantee, the entity must recognize a liability for the fair value of the obligation it assumes under that guarantee.  The Company's adoption of FIN 45 did not have a material effect on the Company's results of operations, cash flows or financial position.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51, and in December 2003, issued a revised FIN 46(R), Consolidation of Variable Interest Entities – an interpretation of ARB No. 51, both of which address consolidation of variable interest entities. In addition, the FASB issued various FASB Staff Positions (FSP) on this topic in December 2003. FIN 46 expands the criteria for consideration in determining whether a variable interest entity should be consolidated by a business entity, and requires existing unconsolidated variable interest entities (which include, but are not limited to,

See accompanying summary of accounting policies and notes to financial statements

Special Purpose Entities, or SPEs) to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. This interpretation was immediately applicable to variable interest entities created after January 31, 2003. The adoption of this portion of FIN 46 has not had a material effect on the Company's results of operations, cash flows or financial position. FIN 46 was applicable in 2004 to variable interest entities in which an enterprise holds a variable interest that was acquired before February 1, 2003. The adoption of this portion of FIN 46 did not have a material effect on the results of operations, cash flows or financial position of the Company.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which is effective for contracts entered into or modified after June 30, 2003. This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The Company's adoption of SFAS No. 149 did not have a material effect on the Company's results of operations, cash flows or financial position.

In July 2004, the FASB ratified the EITF consensus on Issue 02-14, Whether an Investor should apply the Equity Method of Accounting to Investments other than Common Stock, which is effective for the fourth quarter of 2004. This consensus clarifies that when an investor has the ability to exercise significant influence over the operating and financial policies of an investee, the equity method of accounting should be applied only when the investor has an investment in common stock and/or an investment that is in-substance common stock. The adoption of this consensus did not have a material effect on the Company's results of operations, cash flows or financial position.

In October 2004, the FASB ratified the EITF consensus on Issue 04-1, Accounting for Preexisting Relationships between the Parties to a Business Combination.  This consensus describes the accounting for the settlement of preexisting relationships and the re-acquisition of certain rights in a business combination. This consensus was effective for the fourth quarter of 2004 and was adopted by the Company in that quarter. This adoption did not have a material effect on the Company's results of operations, cash flows or financial position, but may impact future transactions.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43. This statement clarifies the accounting for idle capacity expense, freight, handling costs, and wasted material and is effective for the third quarter of 2005. The Company believes the adoption of this statement will not have a material effect on its results of operations, cash flows or financial position.

In December 2004, the FASB issued SFAS No. 123(R), Share Based Payment. This statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods and services. It focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions (employee stock options). The statement requires the measurement of the cost of employee services received in exchange for an award of equity instruments (such as employee stock options) at fair value on the grant date. That cost will be recognized over the period during which an employee is required to provide services in exchange for the award (the requisite service period). The effective date of this statement is the fiscal third quarter of 2005. The Company is still considering transition methods under this standard.  As of December 31, 2004, all outstanding options are 100%.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an amendment of APB 29. This statement clarifies that all non-monetary transactions that have commercial substance should be recorded at fair value and is effective for the first quarter of 2005. The Company believes the adoption of this statement will not have a material effect on its results of operations, cash flows or financial position.

NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

AXM Pharma has incurred losses for the years ended December 31, 2004 and 2003 of $13,989,854 and $3,708,067. Because of these losses, AXM Pharma will require additional working capital to develop its business operations.

AXM Pharma intends to raise additional working capital through private placements, public offerings and/or bank financing. As of April 12, 2005 , AXM Pharma is in discussions with potential investors but has not finalized any financings.

There are no assurances that AXM Pharma will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placements, public offerings and/or bank financing necessary to support AXM Pharma’s working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, AXM Pharma will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to AXM Pharma.

These conditions raise substantial doubt about AXM Pharma’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should AXM Pharma be unable to continue as a going concern.

NOTE 3 – INVENTORY WRITE-OFF AND BAD DEBT

The lack of sales in the 3 rd and 4 th quarters was due to the changing government regulations regarding the sales and marketing of pharmaceutical products in China . Due to new State Food and Drug Administration guidelines, AXM Pharma was required to obtain Chinese Good Manufacturing Practices certification and renew our licenses to manufacture and sell our existing products on a national level in China as opposed to the state and local levels we have sold to in the past. Because our national approval license applications were not submitted until April 2004, we were required to cease manufacturing and selling these items until we received approval from the Chinese State Food and Drug Administration. We have received confirmation that 42 of our license renewals have been approved by the Chinese State Food and Drug Administration. AXM Pharma expects to begin producing and selling these products again in early 2005. AXM Pharma received the Chinese “GMP” Good Manufacturing Practices certification in January 2005 and our licenses were renewed in November 2004.

As a result of the above, AXM Pharma had to discard approximately $1,700,000 of inventory since it had labels with an expired license. AXM Pharma, also had to write-off its receivable form its distributor, since the inventory in their possession contained labels with expired product licenses.

NOTE 4 – ACCOUNTS RECEIVABLE

AXM Pharma's trade accounts receivable are shown net of allowance for doubtful accounts of $0.

AXM Pharma maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customer to make required payments.  If the financial condition of AXM Pharma's customer were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

NOTE 5 – PROPERTY AND EQUIPMENT:

Components of property, plant, and equipment, at December 31, 2004 are as follows:

Land	$ 923,226
Vehicles	70,630
Equipment	207,159
Construction in progress	5,982,728
7,183,743
Less: accumulated depreciation	(23,367)
$ 7,160,376

Depreciation expense totaled $32,167 and $51,573 in 2004 and 2003, respectively.

NOTE 6 – STOCKHOLDERS’ EQUITY

Common Stock

We periodically issue common stock for services rendered.  Common stock issued is valued at fair market value, which is the quoted market price.  During the years ended December 31, 2004 and 2003, AXM Pharma issued 1,161,001 and 881,667 shares of common stock and warrants for services valued at $5,620,498 and $3,522,085, respectively.

On January 26, 2004, the Board authorized the issuance of 100,000 shares of restricted common shares and 50,000 warrants to Great Eastern Securities, Inc. pursuant to an investment banking agreement. The shares are to be released quarterly based upon a vesting schedule of 25,000 shares per quarter during the term of the agreement.   Pursuant to an agreement that was executed on December 18, 2003, Great Eastern will provide investor relations related services and assist AXM Pharma with broker relations for our stock.  The warrants are for a term of five years and have an exercise price equal to $4.74 per share.  The shares were valued at $5.35 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Great Eastern Securities, Inc. was $639,828 including a $104,828 charge computed using the black-scholes option pricing model.

On February 2, 2004 and April 20, 2004, we issued 200,000 shares of restricted common and 100,000 shares of restricted common, respectively to the Aston Organization pursuant to a consulting agreement and amendment thereto.  20,000 shares were released when the April 20, 2004 amendment was signed.    The remaining 180,000 shares are to be released monthly based upon a vesting schedule of 15,000 shares per month during the term of the agreement.   The shares were valued at $5.65 per share and $4.27 per share respectively, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to the Aston Organization was $1,557,000.  At December 31, 2004, 270,000 common shares had been issued for consideration of $1,387,500.  The remaining 30,000 common shares were issued in January and February 2005.

On May 7, 2004, we issued 120,000 shares of restricted common stock, and 200,000 warrants at $6.00 per warrant, to XCL Partners, Inc.  20,000 shares were released when the agreement was signed on June 24, 2004.  The remaining 100,000 shares are to be released monthly based upon a vesting schedule of 10,000 shares per month for ten months , beginning 30 days after effective date of the agreement   The services to be provided under the agreement are investor relations.   20,000 warrants shall vest immediately.  The remaining 180,000 warrants shall be released monthly based on a vesting schedule of 15,000 warrants per month for eleven (11) months.  The shares were valued at $4.09 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to XCL Partners was $957,815 including a $467,015 charge computed using the black-scholes option pricing model.  At December 31, 2004, 80,000 common shares had been issued for consideration of $640,100, including $312,900 for the value of the warrants.  The remaining 40,000 common shares and 66,000 warrants were issued in January, February, March and April 2005.

On May 10, 2004, we issued 300,000 shares to Madden Consulting, Inc. pursuant to a consulting agreement.  The services to be provided under the consulting agreement were investor and public relations.  The shares were valued at $3.92 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Madden Consulting was $1,176,000.

On June 24, 2004, we issued 100,000 warrants to each of SF Capital Partners Ltd., Gryphon Master Fund, L.P., Banyon Asia Limited and Banyon Mac 24, Ltd. in consideration for services provided related to our recent private equity financing.

On July 21, 2004, we issued 100,000 shares of restricted common to Chet Howard, our Chief Financial Officer and Chief Accounting Officer.  The shares were valued using the closing stock price on the date of issue, pursuant to which the stock was valued at $3.83 at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Howard was valued at $383,000.

On July 21, 2004, we issued 100,000 shares of restricted common to Harry Zhang, our Chief Accounting Officer of our wholly owned subsidiary.  The shares were valued using the closing stock price on the date of issue, pursuant to which the shares were valued at $3.83 at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Zhang was valued at $383,000.

On September 1, 2004, we issued stock options, for an aggregate of 100,000 options to Dreamvest, LLC pursuant to a consulting agreement.  The options have an exercise price of $2.69 and were valued using black-scholes option pricing model for a charge of approximately $173,000.

On September 10, 2004, we issued 83,334 shares of restricted common shares to Peter Cunningham, our Chief Executive Officer pursuant to his employment agreement.  The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.  Therefore, the total aggregate value of the consideration paid to Mr. Cunningham was valued at $319,169.

In October 2004, we engaged Byrle Lerner, a beneficial owner of more than five percent of our common stock (6.44%), to provide consulting services to AXM Pharma.  Mr. Lerner will receive 60,000 restricted common shares and 100,000 options to purchase our common stock at $2.15 per share for his services.  The current agreement with Mr. Lerner is for one year and is terminable by either Mr. Lerner or us upon thirty days written notice.

In October 2004, we engaged Aurelius Consulting to provide marketing and investor relations services. The initial term of the agreement is one year.  Aurelius is entitled to receive 12,500 shares of our restricted common stock per quarter during the term of its agreement, in consideration for their services. The initial 12,500 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.29 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $28,625.

In October 2004, we agreed to issue Mirador Consulting 30,000 restricted common shares pursuant to a consulting agreement with a 3 month term that may be renewed upon the written consent of both Mirador and us. The agreement is for corporate consulting and investor relations services.  The 30,000 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.15 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $64,500.

On September 18, 2003, we issued 400,000 shares of restricted Common Stock to Madden Consulting, Inc. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are public relations consulting.

On September 18, 2003, we issued 100,000 shares to Lan Hao, our Chief Financial Officer, pursuant to the terms of his employment agreement with AXM Pharma.  The shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act for issuances not involving a public offering.

On August 31, 2003, we issued 41,667 shares to Peter Cunningham, our President and Chief Executive Officer, pursuant to the terms of his employment agreement with AXM Pharma.  The shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act for issuances not involving a public offering.

On June 27, 2003, we issued 80,000 shares of restricted Common Stock to Woodbridge Management, Ltd. pursuant to a consulting agreement.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are financial consulting.

On May 1, 2003, we issued 25,000 shares of restricted Common Stock to Robert Alexander pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.  The services provided are identification and consulting for acquisition of pharmaceutical companies in Canada.

On May 21, 2003, we issued 40,000 shares of restricted Common Stock to Amaroq Capital, LLC pursuant to a consulting agreement.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are business development and financial consulting.

On May 21, 2003, we issued 15,000 shares of restricted Common Stock to McCartney Multimedia, Inc. pursuant to a consulting agreement.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are the creation of company's web site and logo.

On April 30, 2003, we issued 30,000 shares of restricted Common Stock to Rabelaisian Resources, Plc. pursuant to a consulting agreement.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for issuances not involving a public offering. The services are to include business and product development.

On April 30, 2003, we issued 150,000 shares of restricted Common Stock to Madden Consulting, Inc. pursuant to a consulting agreement.  The services provided are public relations consulting.

Convertible Preferred Stock

AXM Pharma is authorized to issue up to 12,000,100 shares in aggregate of preferred stock, and has to date designated 3 series, which are summarized below:

	Total Series Authorized	Stated Value	Voting	Annual Dividends per Share	Conversion Rate
Series A	10,000,000	$ 2.00	Yes	n/a	1 for 1
Series B	2,000,000	2.25	Yes	n/a	1 for 1
Series C	100	425,000	Yes	6%	705,882 for 1

Dividends are payable semi-annually in January and June for Series C.  Accrued but unpaid dividends do not pay interest.

Voting.  The holder of each share of the Series A, B and C Preferred Stock  shall be entitled to the number of votes equal to the number of shares of Common  Stock  into  which  such  share of  Series A  Preferred  Stock  could be converted  for  purposes  of  determining  the  shares  entitled  to vote at any regular, annual or special meeting of shareholders of AXM Pharma, and shall have voting rights and powers equal to the voting rights and powers of the Common Stock.

On December 31, 2003, we issued 860,000 shares of our Series B preferred stock, at a price per share of $2.25 and 1,000,000 warrants.  Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences.  Each warrant entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share.  Holders of our warrants may also exercise the warrants through a cashless exercise under certain circumstances.   In addition, we issued to TN Capital Equities, our placement agent, a five-year warrant to purchase up to 86,000 shares of our preferred stock for $2.25 per share and up to 100,000 warrants to purchase shares of our common stock upon exercise at $3.00 per share, on a pro-rata basis to the number of shares of preferred stock purchased.  The proceeds were received in January 2004.

In connection with the transaction, AXM Pharma recorded a deemed dividend of $1,733,973 for the beneficial conversion feature embedded in the preferred stock and a deemed dividend of $158,476 for the beneficial conversion feature embedded in the warrants in 2003.

On June 24, 2004, we issued 30.425 shares of our Series C preferred stock, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at a price equal to $5.50 per share to accredited investors pursuant to a private equity financing.  Each share of the preferred stock is convertible into a number of fully paid and non-assessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share.  In addition, we issued to HC Wainwright, our placement agent, a three-year warrant to purchase up to 3 shares of our Series C Preferred Stock at a price of $100,000 per share and up to 35,793 (53,691) warrants on a pro-rata basis to the number of shares of Preferred Stock purchased upon exercise.  We also issued 53,691 warrants to The Shemano Group, our co-placement agent.  Total proceeds were approximately $2,770,000, net of expenses.

In connection with the transaction, AXM Pharma recorded a deemed dividend of $1,413,374 for the beneficial conversion feature embedded in the preferred stock.

On August 21, 2003, and September 12, 2003, AXM Pharma issued 2,750,000 shares of our Series A preferred stock at a price per share of $2.00 and 2,750,000 warrants, each of which entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share, to two accredited investors pursuant to a private equity financing.  Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences.   We also issued a five-year warrant to purchase up to 275,000 units, each unit consisting of one share of preferred stock and one Warrant at an exercise price of $2.00 per unit to TN Capital Equities, Ltd., our placement agent in connection with the private equity financing.

In connection with the transaction, AXM Pharma recorded a deemed dividend of $2,933,137 for the beneficial conversion feature embedded in the preferred stock and a deemed dividend of $130,362 for the beneficial conversion feature embedded in the warrants in 2003.  AXM Pharma recorded a deemed dividend of $850,609 for the beneficial conversion feature embedded in the warrants in 2004.

Stock Options

In January of 2004, our Board of Directors approved the “2004 Qualified and Nonstatutory Stock Option Plan.” The Board of Directors reserved 3,000,000 shares of AXM Pharma’s common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM Pharma. Our Board of Directors authorized the issuance of 2,140,000 options to employees and directors.

Stock option activity during the periods indicated is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding, January 1, 2003	--	$ --
Granted	--	--
Exercised	--	--
Forfeited	--	--
Expired	--	--
Outstanding, December 31, 2003	--	--
Granted	2,140,000	4.08
Exercised	--	--
Forfeited	--	--
Expired	--	--
Outstanding, December 31, 2004	2,140,000	$ 4.08
Exercisable, December 31, 2004	2,140,000	$ 4.08

At December 31, 2004, the range of exercise prices and weighted average remaining contractual life of outstanding options was $2.72 to $4.14, respectively.  The weighted average grant date fair value of the options issued in 2004 amounted to $2.66.

NOTE 7 – SHORT-TERM NOTES PAYABLE

AXM Pharma has outstanding loans due of $1,001,668 at December 31, 2004.  The notes bear interest at 24% and are due upon demand.

NOTE 8 – INCOME TAXES

AXM Pharma is incorporated in the PRC which is governed by the Income Tax Law of the PRC concerning Foreign Investment Enterprises and Foreign Enterprises and various local income tax laws (the "Income Tax Laws''). Under the Income Tax Laws, foreign investment enterprises ("FIE'') generally are subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments unless the enterprise is located in specially designated regions or cities for which more favorable effective rates apply. Upon approval by the PRC tax authorities, FIEs scheduled to operate for a period of 10 years or more and engaged in manufacturing and production may be exempt from income taxes for two years, commencing with their first profitable year of operations, and thereafter with a 50% exemption for the next three years.  As of December 31, 2004, AXM Pharma had not attained profitable operations for tax purposes.

For the years ended December 31, 2004 and 2003, AXM Pharma incurred net losses and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $12,000,000 at December 31, 2004, and will expire in the years 2007 through 2024.

Deferred income taxes consist of the following at December 31, 2004:

Long-term:
Net operating loss	$ 4,000,000
Valuation allowance	(4,000,000)
$________-

NOTE 9 – MAJOR DISTRIBUTOR

AXM Pharma had one distributor that accounted for 100% of net revenues for the years ended December 31, 2004 and 2003, respectively.

AXM Pharma will maintain allowances for estimated potential bad debt losses and will revise its estimates of collectibility on a periodic basis.  There is no history of bad debt experience with the distributor and collection of the receivable is reasonably assured.

AXM Pharma products are sold by a third party distributor to hospitals and hospital distributors.  The slow down of the pharmaceutical industry globally will have a material adverse effect on AXM Pharma’s business. AXM Pharma had one primary distributor and the loss of this distributor could cause AXM Pharma’s business to suffer while they are finding new distributors.

NOTE 10– RELATED PARTY TRANSACTIONS

In October 2004, we engaged Byrle Lerner, a beneficial owner of more than five percent of our common stock (5.55%), to provide consulting services to AXM Pharma.  Mr. Lerner will receive 60,000 restricted common shares and 100,000 options to purchase our common stock at $2.15 per share for his services.  The current agreement with Mr. Lerner is for one year and is terminable by either Mr. Lerner or us upon thirty days written notice.

In October 2004, we engaged Aurelius Consulting to provide marketing and investor relations services. The initial term of the agreement is one year.  Aurelius is entitled to receive 12,500 shares of our restricted common stock per quarter during the term of its agreement, in consideration for their services. The initial 12,500 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.29 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $28,625.

In October 2004, we agreed to issue Mirador Consulting 30,000 restricted common shares pursuant to a consulting agreement with a 3 month term that may be renewed upon the written consent of both Mirador and us. The agreement is for corporate consulting and investor relations services.  The 30,000 shares were paid on behalf of AXM Pharma by Byrle Lerner in a private transfer.  The shares were valued at $2.15 per share, the market price for shares of our common stock at the time of transfer.  Therefore, the total aggregate value of the transaction recognized by AXM Pharma was $64,500.

AXM Pharma has a consulting agreement with TriPoint Capital Advisors, LLC, a company in which Mark Elenowitz, a director and significant shareholder of AXM Pharma, indirectly owns a 40% interest.  AXM Pharma is required to pay TriPoint a monthly fee of $17,500.  The current agreement between Tripoint Capital Advisors and AXM Pharma is for a one-year term and is terminable by either party with 30 days notice.  The one-year term expires on August 24, 2005.

In September 2003, we engaged Amaroq Capital, LLC, to provide advice regarding business development and to identify and review potential merger and acquisition candidates in Asia.  Amaroq Capital will be paid $7,500 per month for its services and is entitled to receive additional compensation in connection with mergers or acquisitions that it identifies or for which it provides substantive assistance to AXM Pharma.  The current agreement with Amaroq Capital is for a six- month term and is terminable only upon the mutual written consent of AXM Pharma and Amaroq Capital.  Amaroq Capital is owned by Joseph Cunningham, brother of Peter Cunningham, our President and Chief Executive Officer.

NOTE 11 - VALUE ADDED TAX PAYABLE

AXM Pharma is subject to Chinese value added tax at a rate of 17% on product sales. Value added tax payable on sales is computed net of value added tax paid on purchases for all domestic sales.

NOTE 12 - DISTRIBUTION OF PROFITS

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprises, AXM Pharma is required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves which include a general reserve, an enterprises expansion reserve and employee welfare and bonus reserves.

The general reserve is used to offset future extraordinary losses as defined under PRC GAAP. AXM Pharma may, upon a resolution passed by the owners, convert the general reserve into capital. The employee welfare and bonus reserve is used for the collective welfare of the employees of AXM Pharma. The enterprise expansion reserve is used for the expansion of AXM Pharma and can be converted to capital subject to approval by the relevant authorities. AXM Pharma did not record any reserves in 2004 and 2003.  AXM Pharma incurred losses under accounting principles generally accepted under the PRC.  Therefore, AXM Pharma was not required to record such reserves.  No such adjustments are required under accounting principles generally accepted in the United States of America in 2004 and 2003.

NOTE 13 - EMPLOYEE RETIREMENT BENEFITS AND POST RETIREMENT BENEFITS

AXM Pharma’s employees in the PRC are entitled to retirement benefits calculated with reference to their basic salaries on retirement and their length of service in accordance with a government managed benefits plan. The PRC government is responsible for the benefit liability to these retired employees.  AXM Pharma is required to make contributions to the state retirement plan based on 19% of the employees’ monthly basic salaries.  Because AXM Pharma only has temporary staff for the years ended 2004 and 2003, AXM Pharma is not obligated under any contributions to the state retirement.  AXM Pharma does not have any other post retirement benefit plans and does not provide any post-employment benefits.

NOTE 14– COMMITMENTS

Operating Leases

Our corporate offices are located in Las Vegas Nevada.  The current rent for these premises is $2,300 per month.  Our lease expires on February 28, 2006.

Our principal administrative, sales and marketing facilities are located at No. F.3004 Sankei Torch Bldg, 262A Shifu Road, Shenyang City, Liaoning Province, The People’s Republic of The Peoples Republic of China.  The current rent for these facilities is US$2,917 per month and our lease expires in October 2007.

Future minimum lease payments under non-cancelable leases with terms in excess of one year are as follows:

Twelve Months Ending December 31,
2005	$ 62,604
2006	39,604
2007	29,170
Total	$ 131,378

Employment Agreements

Mr. Cunningham’s employment agreement has not yet been finalized.  Mr. Cunningham is President of International Sales, and will receive $10,000 per month during his one-year contract with AXM for this position.  The Board has also approved a three-month severance package for Mr. Cunningham in the event he is terminated other than for cause.  Additionally, Mr. Cunningham will receive 3% of net sales based upon a projected budget that he is to prepare and submit to the Board.  Mr. Cunningham also has the opportunity to receive 5% of net sales if he retains any sales over the stated budget.  At this time, no budget has been finalized.

Chet Howard became our Chief Executive Officer on February 1, 2005.  Mr. Howard was, and will continue to act as our Chief Financial Officer until we find an adequate replacement.  Mr. Howard shall be paid a base salary of $240,000 per year, distributed in equal monthly installments.  Mr. Howard also received a $60,000 signing bonus.  In addition, Mr. Howard is entitled to receive 250,000 incentive employee stock options per year, vesting quarterly.

The Company entered into an employment agreement with Mr. Kong on March 31, 2005; Mr. Kong shall begin his employment on May 1, 2005, the Effective Date.  The term of the agreement is for one (1) year beginning on the Effective Date, but may be extended by the mutual agreement of the parties and, unless terminated in writing at least thirty (30) days prior to the expiration of the initial term, shall automatically renew for an additional one-year term on the first anniversary of the Effective Date and on each successive anniversary of the Effective Date unless terminated in writing similarly to the procedure stated above.    Mr. Kong’s base salary will be $20,000 per month

See accompanying summary of accounting policies and notes to financial statements

Exhibit 10.12

CONTRACT AGREEMENT

This AGREEMENT shall be effective on this 25th day of October 2005 and is made between Bryle Lerner ("Consultant") and AXM Pharma, Inc., a Nevada Corporation having offices at 7251 West Lake Mead Blvd, Suite 300, Las Vegas, Nevada, 89128 ("Client").

1.0 PREMISES

WHEREAS, the Consultant has expertise in the area of business development, corporate strategy, joint ventures, mergers and acquisitions; and

WHEREAS, having reviewed the Consultant's background and experience, the Client has made a determination as to the competency of Consultant to assist the Company with such matters;

NOW

THEREFORE, in consideration of the premises, covenants and conditions contained in this AGREEMENT, and intending to be legally bound, the parties mutually agree as follows:

2.0

AUTHORITY AND RESPONSIBILITY OF CONSULTANT

2.1

 Byrle Lerner will be the consultant of record and will perform the services listed in Section 2.2 below.  No other individual will be substituted as Consultant without the express written permission of the Client.

2.2

The Consultant will use his best efforts to assist with the following:

a)

Aid in Client's corporate strategy and business planning, and arranging meetings when appropriate;

b)

Attend key meetings for Client for the purpose of business development;

c)

Provide assistance with regard to structuring of proposed mergers and acquisitions by Client;

d)

Liaising with Client's accountants and legal advisors when necessary to assist with Client's business development;

e)

All other services which the Consultant sees fit to render under this AGREEMENT; and

f)

Consultant shall not be responsible for any fundraising on behalf of Client.

3.0

AUTHORITY AND DUTIES OF CLIENT.

a) Client shall provide Consultant with all necessary information about the company and will provide a representative to act as a liaison to the Consultant.

4.0

LEVEL OF EFFORT; TERM OF AGREEMENT

a) The term of this AGREEMENT is one year.

4.1

This AGREEMENT may be terminated by either party with 30 days written notice.

4.3

The Consultant will use his best efforts throughout the term of the AGREEMENT.

5.0

FEES AND TERMS OF SALE

a) At the time of the signing of this AGREEMENT, the Consultant shall receive 60,000 restricted shares of Common Stock of AXM Pharma, Inc and 100,000 warrants to purchase common stock at $2.15.  The shares and underlying shares of the warrants shall have piggyback registration rights.b) In addition, the Consultant shall receive reimbursement for all reasonable out-of-pocket expenses incurred as a result of performing the services described in Section 2.

6.0

PROPRIETARY INFORMATION

a) The Consultant agrees to safeguard confidential information of Client and will not disclose or permit the use or disclosure of any such information, except as authorized in advance by Client in writing.  The Consultant further agrees to surrender all confidential data to Client either on request, cancellation, or termination of this AGREEMENT and will not retain copies, notes, or memoranda of such data. The obligations specified in this section shall be deemed to survive the termination of this AGREEMENT.

7.0

RELATIONSHIP OF PARTIES

a) This AGREEMENT does not create an employer-employee or agent-servant relationship between the parties.  At all times under this AGREEMENT the Consultant shall be considered an independent contractor.b) Consultant shall not be responsible for any obligation or liability incurred or assumed by the Client or its employees, affiliates, representatives, agents, or subcontractors and the Client hereby indemnifies and holds Consultant harmless from any claim arising from the acts or omissions of such persons.

8.0

MODIFICATIONS; ENTIRE AGREEMENT

a) This writing contains the entire AGREEMENT of the parties.  No representations were made or relied upon by any party other than those expressly set forth herein.  No agent,

employee, or representative of a party is empowered to alter or modify any of the terms in this AGREEMENT unless such modification is done in writing and signed by the signatories below, or other authorized representatives designated, in writing, by the respective parties.

9.0

SEVERABILITY

a)

Any provision of this AGREEMENT that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this AGREEMENT invalid, illegal, or unenforceable in any other jurisdiction.

10.0

WAIVERS

a) Any waiver by a party to any term or condition of this AGREEMENT by the other party shall not affect or impair the waiving party's right with respect to any subsequent act or omission of the same type, nor shall it be deemed to waive any other right under this AGREEMENT; nor shall any delay or omission of a party to exercise any right arising under this AGREEMENT affect or impair such party's rights as to the same or any future delay or omission; nor shall the failure of a party to this AGREEMENT to require or exact full and complete compliance with any one or more of the provisions of this AGREEMENT be construed as in any manner changing such provision or provisions.

11.0

AUTHORITY TO ACT

a) The parties hereto warrant and represent that they have the full power and authority to enter into this AGREEMENT and to consummate the transactions contemplated hereby and have been duly authorized to execute this AGREEMENT.

12.0

NOTICES

a) All notices, purchase orders, and other communications contemplated under this AGREEMENT  shall be in writing and shall be either personally delivered, or transmitted by certified mail, facsimile transmission, wire, or other device reasonably calculated to effect delivery of documents within five (5) business days. Unless otherwise agreed to by all the parties, such notices, orders, and communications shall be sent, as appropriate, to the parties at the addresses noted below:

If to Consultant:

Byrle Lerner

2615 Pacific Coast Highway, Suite 210

Hermosa Beach, CA 90254

If to the Client:

AXM Pharma, Inc.

7251 West Lake Mead Blvd, Suite 300
Las Vegas, Nevada, 89128

13.0

CONTROLLING LAW AND DISPUTE RESOLUTION

a) This AGREEMENT shall be interpreted, controlled, and enforced in accordance with the substantive laws of the State of New York.b) Each party shall bear its own expenses in any litigation conducted under this section.

c) Any controversy or claim arising out of or relating to this AGREEMENT, or breach of this AGREEMENT is to be settled by arbitration in New York, NY in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction.  There must be three arbitrators, one to be chosen directly by each party at will and the third arbitrator to be selected by the two arbitrators so chosen.  Each party will pay the fees of the arbitrator he or she selects and his or her own attorneys, and the expenses of his or her witnesses and all other expenses connected with presenting his or her case.  Other costs of the arbitration, including the cost of any record or transcripts of the arbitration, administrative fees, the fee of the third arbitrator, and all other fees and costs, will be borne equally by the parties.

14.0     TERMINATION

a) This AGREEMENT shall be deemed terminated upon the occurrence of any one or more of the following events:

(i) A party commits a breach of one or more material terms and conditions of this AGREEMENT and the nonbreaching party elects to terminate this AGREEMENT; (ii)  In the Opinion of the Client, the Consultant fails to put forth a satisfactory level of effort in performing the duties described in Section 2.0;

(iii) A party becomes insolvent, or subject to a petition in bankruptcy, or is placed under the control of a receiver, liquidator, or committee of creditors; or

(iv) Upon mutual consent of the parties.

b) Termination of this Agreement for any reason shall not effect the compensation to be paid to consultant pursuant to Section 5.

IN WITNESS WHEREFORE, the parties hereto have duly executed this Contract for Consulting Services.

Consultant

BY:

_____________________________

Printed Name:

Byrle Lerner

Title:

______________________________

Date:_______________________________

AXM Pharma, Inc.

BY:___________________________

Printed Name:_Peter Cunninghman__

Title:______President/CEO________

Date:__________________________

Exhibit 10.13

Aurelius Consulting Group, Inc

 Marketing Agreement

This AGREEMENT (the “Agreement”) made and entered into this __ day of September 2004, by and between Aurelius Consulting Group, Inc., located at Maitland City Plaza, 225 S. Swoope Ave, Suite 214, Maitland, Florida 32751 (hereinafter referred to as “ACG“) and AXM Pharma, Inc.. (hereinafter referred to as the “Company”), located at 4695 MacArthur Court, 11th Floor, Newport Beach, CA  92660

WITNESSETH:

For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1. EMPLOYMENT

The Company hereby hires and employs ACG and employs ACG as an independent contractor; and ACG does hereby accept its position as an independent contractor to the Company upon the terms and conditions hereinafter set forth. It is acknowledged and agreed by the Company that ACG carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws.

2. TERM

The initial term of this Agreement shall be for twelve (12) months (“Term”) from the date written above, but under the provision set forth in Section 3.6.

3. DUTIES AND OBLIGATIONS OF ACG

ACG shall provide the following services and have the following duties and obligations under this Agreement.

•

Specialist Marketing Team

•

Retail, Institutional, Analyst coverage

•

Website Presence

•

Aurelius Profile and Research Links

•

Bi-Monthly Featured Stock Page on Corporate Website

•

E-mail campaign (bi-monthly)

•

Aurelius Micro-Cap Newsletter (one issue)

Maitland City Plaza, 225 S. Swoope Ave., Suite 214, Maitland, Florida 32751 (407)-644-4256, fax: (407) 644-0758

ACG agrees that it will only communicate regarding The Company to licensed brokerage professionals and will not engage in any solicitation of the public with regard to The Company or its securities.  Notwithstanding the foregoing, ACG may provide approved information regarding the Company (i) in response to unsolicited inquiries by the Company’s shareholders; (ii) to valid trade and industry publications, newspapers and periodicals; and (iii) otherwise engage in communications which are normal and customary for an investor relations firm and which do not involve solicitation of investors in connection with its role as an investor relations firm for the Company.  ACG further agrees that it will only disclose information specifically provided to it by the Company regarding The Company for dissemination and will keep confidential any information marked as such by The Company.  ACG agrees that it will not make any undisclosed payments to brokers or others and will generally act within the letter and the spirit of U.S. securities laws, rules and regulations at all times.

Neither the ACG nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the ACG’s execution of this Agreement or the performance of its obligation hereunder.

3.1  Progress Reports: ACG will provide AXM PHARMA with a  detailed quarterly progress report. The report will include buying activity generated by ACG’s   efforts; analysts, stockbrokers, media, and fund managers contacted; due diligence packages sent; and general market feedback and shall contain a written affirmation from the Consultant that it is in compliance with the terms of this Agreement on the date of such report.

3.2 ACG will introduce the Company to its broker network; disseminate information about the company; quantify book buying activity; and as appropriate organize   teleconferences, city-wide broker conferences, and on-site due diligence meetings with select groups of brokers, micro-cap analysts and fund managers; and focus on creating consistent increases in daily trading activity.

3.3 ACG will be available to the Company to field any calls from firms, individual investors/shareholders and brokers inquiring about the company.

3.4 At the Company’s request, strive to obtain the Company analyst coverage and/or investment banking sponsorship.

3.5 ACG will report to the Company the results of its efforts no less frequently that quarterly, or as requested by the Company, and in sufficient detail, as to permit the Company to evaluate the effectiveness of   ACG’s   services.

3.6 After the first three months of service, the Company will maintain the right to evaluate ACG’s   performance every ninety (90) days in order to determine whether to continue the relationship as set forth in this Agreement.

Maitland City Plaza, 225 S. Swoope Ave., Suite 214, Maitland, Florida 32751 (407)-644-4256, fax: (407) 644-0758

4. ACG’S   COMPENSATION

Upon the execution of this Agreement, the Company hereby covenants and agrees to pay ACG as follows during the Term hereof:

•

12,500 shares of AXJ stock per quarter, delivered no later than 10 days after the starting date of each quarter.

5. AC’S EXPENSES AND COSTS

The Company shall pay all reasonable costs and expenses incurred by ACG, its officers, employees and agents, in carrying out its duties and obligations pursuant to the provision of this Agreement, excluding ACG’s general and administrative expenses and costs, but including and not limited to the following costs and expenses; provided all costs and expense items in excess of $1.00 (One U.S. Dollars) must be approved by the Company in writing prior to ACG’s incurrence of the same:

5.1 Travel expenses, including but not limited to transportation, lodging and food expenses, when such travel is conducted on behalf of the Company.

5.2 Seminars, expositions, money and investment shows.

5.3 Radio and television time and print media advertising costs, when applicable.

5.4 Subcontract fees and costs incurred in preparation of research reports, when applicable.

5.5 Cost of on-site due diligence meetings, if applicable.

5.6 Printing and publication costs of brochures and marketing materials which are not supplied by the Company.

6. COMPANY’S DUTIES AND OBLIGATIONS

The Company shall have the following duties and obligations under this Agreement:

6.1 Cooperate fully and timely with ACG so as to enable ACG to perform its obligations under this Agreement.

6.2 The Company will act diligently and promptly in reviewing materials submitted to it from to time by ACG and inform ACG of any inaccuracies of which it is aware contained therein prior to the dissemination of such materials.

Maitland City Plaza, 225 S. Swoope Ave., Suite 214, Maitland, Florida 32751 (407)-644-4256, fax: (407) 644-0758

6.3 Give full disclosure of all material facts concerning the Company to ACG and update such information on a timely basis.

7. NONDISCLOSURE

Except as may be required by law, regulation, or in the course of the Company’s normal business, the   Company   shall not disclose the contents and provisions of this Agreement to any individual or entity without ACG’s   consent.

Company shall instruct its officers, directors, employees, agents and affiliates of this obligation. If the Company shall provide any information to ACG for background or other purposes which it shall identify as confidential or non-public information, ACG shall not disclose such information to any party, except as may be required by law pursuant to a written opinion of competent counsel, during the term of this Agreement and for a period of one year thereafter, and ACG shall inform its employees, agents, officers, directors and agents of this obligation.

8. MISCELLANEOUS

8.1. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt request, postage prepaid to the parties hereto at their addresses indicated hereinafter.  Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

8.2 Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relation to such subject matter.

8.3 Amendment of Agreement.  This Agreement may be altered or amended, in whole or in part,    only in writing signed by both Parties.

8.4 Waiver. No waiver of any breach or condition of its Agreement shall be deemed to be a   waiver   of any other subsequent breach or condition, whether or a like or different nature, unless such shall be signed by the person making such waivers and/or which so provides by its terms.

8.5 Captions.  The captions appearing in this Agreement are inserted as matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of is provisions.

8.6   Situs.   This Agreement shall be governed by and construed in accordance with the laws of   the   State of Nevada, without reference to the conflict of laws provisions thereof.

Maitland City Plaza, 225 S. Swoope Ave., Suite 214, Maitland, Florida 32751 (407)-644-4256, fax: (407) 644-0758

8.7 Benefits; Assignment.  This Agreement shall inure to the benefit of and be binding upon the   Parties   hereto, their successors and permitted assigns.  This Agreement may not be assigned by   either Party without the written consent of the other Party.

8.8 Currency.  In all instances, references to monies used in this agreement shall be deemed to be United States dollars.

9. COUNTERPARTS

This Agreement may be executed in counterpart and by fax transmission, each counterpart being deemed an original.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

AXM PHARMA, INC.

 By: ______________________

      Duly Authorized

     ________________________

      Print Name

 CONFIRMED AND AGREED

AURELIUS CONSULTING GROUP, INC.

By: _________________

______________________

       Duly Authorized                             Witness

     __________________                    ______________________

       Print Name                                      Print Name

Maitland City Plaza, 225 S. Swoope Ave., Suite 214, Maitland, Florida 32751 (407)-644-4256, fax: (407) 644-0758

Exhibit 10.14

CONSULTING AGREEMENT

THIS AGREEMENT (the “Agreement”), is made and entered into as of this 10th  day of September, 2004, by and between Mirador Consulting, Inc., a Florida corporation, with offices at 5499 N. Federal Hwy, Suite D, Boca Raton, Florida 33487 (“Mirador” or the “Consultant”), and AXM Pharma, Inc., a Nevada corporation, with offices at 8324 Delgany Avenue, Playa del Rey, CA 90293 (the “Company”) (together the “Parties”).

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and investor relations;

WHEREAS, the Company deems it to be in its best interest to retain Consultant to render to the Company such services as may be needed; and

WHEREAS, the Parties desire to set forth the terms and conditions under which Consultant shall provide services to the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

Term of Agreement

The Agreement shall remain in effect from the date hereof through the expiration of a period of three months from the date hereof (the “Term”), and thereafter may be renewed upon the mutual written consent of the Parties.

Nature of Services to be rendered.

During the Term and any renewal thereof, Consultant shall: (a) provide the Company with corporate consulting services on a best efforts basis in connection with mergers and acquisitions, corporate finance, corporate finance relations, introductions to other financial relations companies and other financial services; (b) use its best efforts to respond to questions from the Company’s existing stockholders in a professional manner and follow up as appropriate; and (c) use its best efforts to introduce the Company to various securities dealers, investment advisors, analysts, funding sources and other members of the financial community with whom it has established relationships, and generally assist the Company in its efforts to enhance its visibility in the financial community (collectively, the “Services”).

It is acknowledged and agreed by the Company that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws.  The Services of Consultant shall not be exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Company or its projects.

1

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Consulting Agreement for AXM Pharma, Inc.

Disclosure of Information

Consultant agrees as follows:

The Consultant shall NOT disclose to any third party any material non-public information or data received from the Company without the written consent and approval of the Company other than: (i) to its agents or representatives that have a need to know in connection with the Services hereunder; provided such agents and representatives have a similar obligation to maintain the confidentiality of such information; (ii) as may be required by applicable law; provided, Consultant shall provide prompt prior written notice thereof to the Company to enable the Company to seek a protective order or otherwise prevent such disclosure; and (iii) such information as becomes publicly known through no action of the Consultant, or its agents or representatives.

Following receipt of written notice from the Company of a filing in connection with a proposed public offering of the securities of the Company, and until the Company informs the Consultant that such offering has been completed or has terminated, the Consultant shall not engage in any public relations efforts on behalf of the Company without approval of counsel for the Company and counsel for the underwriter(s), if any.

Compensation.

The following represents the compensation to be received by the Consultant in connection with rendering the Services hereunder:

Upon execution of the Agreement, the Company will issue to the Consultant 30,000 shares of the Company’s restricted common stock (AMEX: AXJ) (the “Restricted Stock”).

During the Term of this Agreement, the Company will reimburse the Consultant the sum of two thousand ($2,000.00) dollars per month for expenses; provided, however that such payment for the first month shall be due and payable upon the execution of this Agreement.

Representations and Warranties of the Consultant.

In order to induce the Company to enter into this Agreement, the Consultant hereby makes the following unconditional representations and warranties:

In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the “SEC”), the National Association of Securities Dealers, Inc. (the “NASD”), the securities commissioner or department of any state, or any other regulatory or governmental body or agency.

Consultant agrees that it will only communicate regarding The Company to licensed brokerage professionals and will not engage in any solicitation of the public with regard to The Company or its securities.  Notwithstanding the foregoing, Consultant may provide approved information regarding the Company (i) in response to unsolicited inquiries by the Company’s shareholders; (ii) to valid trade and industry publications, newspapers and periodicals; and (iii) otherwise engage in communications which are normal and customary for an investor relations firm and

2

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Consulting Agreement for AXM Pharma, Inc.

which do not involve solicitation of investors in connection with its role as an investor relations firm for the Company.  Consultant further agrees that it will only disclose information specifically provided to it by the Company regarding The Company for dissemination and will keep confidential any information marked as such by The Company.  Consultant agrees that it will not make any undisclosed payments to brokers or others and will generally act within the letter and the spirit of U.S. securities laws, rules and regulations at all times.

Neither the Consultant nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant’s execution of this Agreement or the performance of its obligation hereunder. The Consultant is permitted to provide consulting services to any corporation or entity engaged in a business identical or similar to the Company’s.

Consultant shall provide a detailed written report regarding its activities to the Company on a quarterly basis.  Such written report shall detail who the Consultant has communicated about the Company to, the type of communications/meetings, any research coverage initiated, log of conference calls you set up management and shall contain a written affirmation from the Consultant that it is in compliance with the terms of this Agreement on the date of such report.

Duties of the Company

The Company will supply Consultant, on a regular basis and timely basis, with all approved data and information about the Company, its management, its products, and its operations as reasonably requested by Consultant and which the Company can obtain with reasonable effort; and Company shall be responsible for advising Consultant of any facts which would affect the accuracy of any prior data and information previously supplied to Consultant so that the Consultant may take corrective action.

The Company shall promptly supply Consultant with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all stockholder reports and communications whether or not prepared with the assistance of Consultant; with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community and with all product/services brochures, sales materials, etc. filed or prepared by the Company after the date of this Agreement.  Company shall supply to Consultant, within 15 days of execution of this Agreement, with a list of all stockbrokers and market makers active in the stock of Company, and a complete list of all shareholders.

The Company’s counsel must, within five (5) business days of receiving written notice from the Consultant, provide an opinion letter to the Consultant and the Transfer Agent for the Company’s Restricted Stock addressing the permissible resale of the Restricted Stock (pursuant to Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”) transferred to the Consultant under this Agreement; provided, however, that such a opinion letter will not be issued prospectively but will only be provided by counsel upon reasonable evidence that the holding period specified in Rule 144(d) has been satisfied and that Consultant and the Company are in full compliance with such other and further requirements as are then specified in Rule 144 for resales made in reliance  on such rule.

Representations and Warranties of the Company.

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Consulting Agreement for AXM Pharma, Inc.

In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional representations and warranties:

The Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Exchange Act of 1934, as amended (the “1934 Act”) or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which prohibit its execution of this Agreement or the performance of its obligations to the Consultant set forth herein.

The Company has not been sanctioned by the SEC, the NASD or any state securities commissioner or department in connection with any issuance of its securities.  All payments required to be made on time and in accordance with the payment terms and conditions set forth herein.

Compliance with Securities Laws

The Parties acknowledge and agree that the Company is subject to the requirements of the 1934 Act, and that the 1933 Act, the 1934 Act, the rules and regulations promulgated thereunder and the various state securities laws (collectively, “Securities Laws”) impose significant burdens and limitations on the dissemination of certain information about the Company by the Company and by persons acting for or on behalf of the Company.  Each of the Parties agrees to comply with all applicable Securities Laws in carrying out its obligations under the Agreement; and without limiting the generality of the foregoing, the Company hereby agrees (i) all information about the Company provided to the Consultant by the Company, which the Company expressly agrees may be disseminated to the public by the Consultant in providing any public relations or other services pursuant to the Agreement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, (ii) the Company shall promptly notify the Consultant if it becomes aware that it has publicly made any untrue statement of a material fact regarding the Company or has omitted to state any material fact necessary to make the public statements made by the Company, in light of the circumstances in which they were made, not misleading, and (iii) the Company shall promptly notify the Consultant of any “quiet period” or “blackout period” or other similar period during which public statements by or on behalf of the Company are restricted by any Securities Law.  Each Party (an “indemnifying party”) hereby agrees, to the full extent permitted by applicable law, to indemnify and hold harmless the other Party (the “indemnified party”) for any damages caused to the indemnified party by the indemnifying party’s breach or violation of any Securities Law, except to the extent that the indemnifying party’s breach or violation of a Securities Law is caused by the indemnified party’s breach or violation of the Agreement, or any Securities Law.

Issuance of Restricted Stock to Consultant

The Restricted Stock shall be issued as fully-paid and non-assessable securities. The Company shall take all corporate action necessary for the issuance Restricted Stock, to be legally valid and irrevocable, including obtaining the prior approval of its Board of Directors.

Expense Reimbursement.

Consultant shall be entitled to receive cash reimbursement, and the Company shall provide cash reimbursement, of all reasonable and necessary cash expenses paid by the Consultant on behalf

4

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Consulting Agreement for AXM Pharma, Inc.

of the Company in performance of its own duties hereunder. Such expenses shall include, without limitation, reasonable expenses for communications, deliveries and travel. In no event, however, will the Consultant incur on behalf of the Company any expense without the prior written consent of the Company.

Registration Obligations.

At any time following the signing of the Agreement if the Company files a registration statement with the SEC registering an amount of securities equal to at least $500,000 (“Registration Statement”), the Company must provide a ten (10) day prior written notice of the Registration Statement to the Consultant and any subsequent holder of the Restricted Stock and at the written request and direction of the Consultant and/or subsequent holders must provide piggy back registration rights and include the consultant and/or subsequent holders shares in the Registration Statement.  Provided, however, that should the Company engage in an underwritten public offering of its securities, the Restricted Stock held by the Consultant shall be subject to any limitations or cutbacks reasonably requested by the underwriter, pro-rata with any other selling shareholders who may have similar rights.

Indemnification of Consultant by the Company.

The Company acknowledges that the Consultant relies on information provided by the Company in connection with the provisions of Services hereunder and represents that said information does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, and agrees to hold harmless and indemnify the Consultant for claims against the Consultant as a result of any breach of such representation and for any claims relating to the purchase and/or sale of the Company’s securities occurring out of or in connection with the Consultant’s relationship with the Company including, without limitation, reasonable attorney’s fees and other costs arising out of any such claims; provided, however, that the Company will not be liable in any such case for losses, claims, damages, liabilities or expenses that arise from the gross negligence or willful misconduct of Consultant.

Indemnification of the Company by the Consultant.

The Consultant shall identify and hold harmless the Company and its principals from and against any and all liabilities and damages arising out of any the Consultant’s gross negligence or intentional breach of its representations, warranties or agreements made hereunder.

Applicable Law.

It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Florida shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

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Consulting Agreement for AXM Pharma, Inc.

Legal Disputes.

Any and all conflicts, disputes and disagreements arising out of or in connection with any aspect of the Agreement shall be subject to the jurisdiction of state court, Palm Beach County, Florida.

Attorney Fees.

In the event a legal action is commenced by a Party to the Agreement alleging a default of the terms or conditions of the Agreement and judgment is held, the prevailing party shall be entitled to recover all costs incurred as a result of such action including reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

 Entire Understanding/Incorporation of other Documents.

The Agreement contains the entire understanding of the Parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or additional agreements, promises, representations or covenants may be inferred or construed to exist between the Parties.

No Assignment or Delegation Without Prior Approval.

No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.

Survival of Agreement.

The Agreement and all of its terms shall inure to the benefit of any permitted assignees of or lawful successors to either Party.

Independent Contractor.

Consultant agrees to perform its consulting duties hereto as an independent contractor.  Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement.

No Amendment Except in Writing.

Neither the Agreement nor any of its provisions may be altered or amended except in a dated writing signed by the Parties.

Waiver of Breach.

 No waiver of any breach of any provision hereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the Agreement.

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Consulting Agreement for AXM Pharma, Inc.

Severability of the Agreement.

Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

Termination of the Agreement.

Either Party may terminate the Agreement, with or without cause, by providing a thirty (30) day written notification to the other Party. The Agreement will terminate thirty (30) days following the date of receipt of the written notification by the non-terminating party (“Date of Termination”).  In the event of termination of the Agreement by the Company, the Consultant shall be entitled to keep any and all fees, Company stock or other compensation it received from the Company under the Agreement prior to the Date of Termination.

Counterparts and Facsimile Signature.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.  Such facsimile copies shall constitute enforceable original documents.

No Construction Against Drafter.

The Agreement shall be construed without regard to any presumption or other requiring construction against the Party causing the drafting hereof.

   IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

.

          AXM Pharma, Inc.

           Mirador Consulting, Inc.

             By: _______________________

  By: ____________________________

                  Peter Cunningham, CEO

  Brian S. John, President

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Consulting Agreement for AXM Pharma, Inc.

Exhibit 10.15

Dreamvest, llc

417 ORCHID AVE. CORONA DEL MAR, CA 92625

800-715-9999 ph 815-328-0698 fax

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”) is to be effective as of September 1, 2004, entered into by and between AXM Pharma, Inc. (“Company”), with offices located at 4695 MacArthur Ct. Newport Beach, CA  92660 and Dreamvest, LLC  (“Consultant”), having offices at 417 Orchid Ave, Corona Del Mar, CA  92625.

For the purposes of this Agreement, either of the above shall be referred to as a “Party” and collectively as the “Parties”.

The Parties hereby agree as follows:

FACT RECITALS.

The general purpose for this Agreement is for Company to engage the services of Consultant and for Consultant to perform such services for and behalf of Company as set forth herein. Company will, at all times, cooperate with Consultant in carrying out the purpose of this Agreement, and keep Consultant informed of any developments of importance and material impact pertaining to Company’s business and abide by this Agreement in its entirety.

1.

APPOINTMENT OF DREAMVEST, LLC.  Company hereby appoints Consultant and Consultant hereby agrees to render services to Company as research analyst for key industry statistics, institutional and financial information, and  potential acquisition targets.

2.

SCOPE AND DELIVERABLES. During the term of this Agreement, Consultant shall provide Company with the following deliverables:

a.

News dissemination via mail and email, research analyst for key industry statistics, institutional and financial information , research and introductions to potential funding sources.

Consultant will provide these deliverables on an ongoing basis over the entirety of the lifetime of this Agreement.

3.

TERM. The term (“Term”) of this Consulting Agreement shall be for a period of 12 months.

4.

COMPENSATION. Company agrees to compensate Consultant with stock options for 100,000 shares of the common stock of AXM Pharma, Inc. (AMEX:  AXJ) exercisable at current market price as the date of this agreement per share with a 5  year expiration.  The options shall vest immediately and be registered for sale in the public markets at the next registration where insider’s options are registered.  Option agreement will be delivered to Consultant promptly following the execution of this agreement.

5.

INDEMNIFICATION. Company, its agents or assigns hereby agree to indemnify and hold Consultant harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorney’s fees, collectively the “Liabilities”), joint and several, arising from the performance of this Consulting Agreement, whether or not Consultant is party to such dispute. This indemnity shall not apply, however, and Consultant shall indemnify and hold company, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made a final determination that Consultant engaged in gross negligence,  recklessness or willful misconduct in the performance of its services hereunder, which have given rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determinations, the indemnification and reimbursement provision of this Consulting Agreement shall apply and Company shall perform its obligation hereunder to reimburse Consultant for its expenses).

6.

DISCLOSURE. Consultant will fully disclose, as required by applicable state and federal securities laws, all compensation (whether cash, stock, options, warrants or other considerations) received from the Company pursuant to this agreement and any other agreements with Consultant or any affiliated companies in any research reports or other information provided to the public on behalf of the Company.

7.

INDEPENDENT CONTRACTOR. Consultant and Company hereby acknowledges that Consultant is an independent contractor. Consultant shall not hold itself out, as, nor shall it take any action from which others might infer that it is an agent of or a joint venture of Company.

8.

PARTIAL INVALIDITY. If any part of this agreement shall be deemed by a court or mediator to be invalid, the remainder hereof shall be construed as if the invalid portion has been omitted.

9.

WAIVER. No waiver of any of the provisions of this agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

10.

TERMINATION. Any termination of this Agreement by the Company shall not affect or limit (i) the rights of Consultant to receive indemnification, (ii) rights to receive fees accrued prior to such termination (iii) rights to receive fees and be covenanted to all the terms and conditions detailed in this Letter Agreement on any financing that was negotiated during the terms of this Letter.

11.

LAW GOVERNING AGREEMENT. This agreement shall be governed by and construed in accordance with the laws of California.

12.

MISCELLANEOUS. This Consulting Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof and supercedes and cancels any prior communications, understandings and agreements between the Parties. This Consulting Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement by all Parties. In the event of any dispute s to the Terms of this Consulting Agreement, the prevailing Party in any litigation shall be entitled to reasonable attorney’s fees.

13.

NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other Parties thereunto entitled at the following addresses, or at such other addresses as a Party may designate by ten (10) days advance written to each of the other Parties hereto:

Company:

AXM Pharma, Inc.

4695 MacArthur Ct.

Newport Beach, CA  92660

Attn: Peter Cunningham

Email:  pcunningham@axmpharma.com

Consultant: Dreamvest, LLC

417 Orchid Ave.

Corona Del Mar, CA  92625

Attn:  Tom Ronk

Email:  tronk@adelphia.net

16. ENTIRE AGREEEMENT.  All parties to this agreement must sign any modifications to this agreement.

With my hand below I affirm that I am legally authorized signatory for this transaction, empowered to bind myself and/or my company to legal agreements by this signature. In so doing I attest that I fully understand the foregoing statement(s) contained in this Agreement and accept the percentages without reservation or modification.

Accepted and agreed to as of this 1st day of September 2004.

AXM Pharma, Inc.

              Dreamvest, LLC

Peter Cunningham

Thomas Ronk

Chief Executive Officer

               Managing Member

Exhibit 10.16

ENGAGEMENT AGREEMENT

September 8, 2004

Mr. Peter Cunningham

President

AXM Pharma, Inc.

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89109

1.

This letter agreement will confirm the understanding between AXM Pharma, Inc. and/or its affiliates and successors (the “Company”, “AXM Pharma” or “AXJ”) and RCG Capital Markets Group, Inc. and/or its affiliates and successors (“RCG”) with respect to the matters set forth herein.  RCG will provide consulting and other services, as more particularly described herein and in the attachment hereto entitled Financial Relations Services Attachment (the “Financial Relations Services”), to the Company and will represent the Company during the engagement as Financial Relations Consultants with respect to the Financial Relations Services, on the terms and conditions set forth herein and in the attachments hereto, all of which are incorporated herein by reference and form a part hereof.  The period during which RCG will perform the Financial Relations Services for the Company will commence on the execution date of this agreement (the “Commencement Date”) and, unless otherwise terminated as provided in this paragraph or in paragraph nine of this letter agreement, will terminate on the date which is Twelve months following the commencement date (the “Termination Date”).  The period beginning on the Commencement Date and ending on the Termination Date is hereafter referred to as the “Engagement Term”.

2.

During the Engagement Term, the Company agrees to furnish or cause to be furnished to RCG all information concerning the Company as RCG reasonably requests and deems appropriate for purposes of providing the Financial Relations Services.  The Company represents that all information, with respect to the Company, provided to RCG will be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made.  AXM Pharma understands, that in rendering the Financial Relations Services required hereunder, RCG will be using and relying on publicly available information and the information furnished to RCG by AXM Pharma without independent verification thereof. RCG fully understands and accepts its insider responsibility with regard to all non-public information provided by the Company. RCG agrees to abide by the Company’s policy and insider guidelines upon written receipt of such.  RCG will treat as confidential any non-public information provided to it hereunder and will not disclose the same to third parties at any time unless required by applicable law. In such event that disclosure has been or is required to be made by RCG, RCG will use its best efforts to cooperate as reasonably requested by the Company in minimizing any potential loss or injury to the Company as a consequence of any such necessary disclosure. In addition, RCG will use its reasonable best efforts to comply with all applicable state and Federal securities laws in the performance of this agreement.

3.

During the Engagement Term, RCG and its employees, consultants and contractors will be generally available to AXJ in connection with its rendering of the Financial Relations Services. Specifically, RCG (a) will outline, develop and implement a financial relations program to assist the Company in creating and/or enhancing a positive and more visible public image, (b) may contact broker/dealers, registered representatives, institutions, mutual fund managers, investment banking sources, securities analysts, independent portfolio managers, and other professional investment community contacts including certain financial media sources for the purpose of enhancing the Company's public image and perceived value, (c) will assist the Company in the creation, production and distribution of certain financial markets and investor/shareholder corporate image materials, including corporate profiles, due diligence materials and investor packages, as well as all financial press releases; (d) assist the Company in its endeavor to secure research analyst coverage through a targeted securities professionals campaign and (e) otherwise perform the services described in the Financial Relations Services Attachment.

RCG agrees that it will only communicate regarding The Company to licensed brokerage professionals and will not engage in any solicitation of the public with regard to the Company or its securities.  Notwithstanding the foregoing, RCG may provide approved information regarding the Company (i) in response to unsolicited inquiries by the Company’s shareholders; (ii) to valid trade and industry publications, newspapers and periodicals; and (iii) otherwise engage in communications which are normal and customary for an investor relations firm and which do not involve solicitation of investors in connection with its role as an investor relations firm for the Company.  RCG further agrees that it will only disclose information specifically provided to it by the Company regarding The Company for dissemination and will keep confidential any information marked as such by The Company.  RCG agrees that it will not make any undisclosed payments to brokers or others and will generally act within the letter and the spirit of U.S. securities laws, rules and regulations at all times.

RCG shall provide a detailed written report regarding its activities to the Company on a quarterly basis.  Such written report shall contain a written affirmation from the RCG that it is in compliance with the terms of this Agreement on the date of such report.

4.

During the Engagement Term, the Company will afford RCG the opportunity and reasonable time period to review and/or comment on any disclosure, prior to its release, which the Company plans to make to any of the sources described in paragraph three (3) and which relates to the Financial Relations Services to be provided hereunder. In addition, RCG will be responsible for assisting the Company in writing and/or editing, producing, coordinating and disseminating all financial industry press releases. RCG agrees that it will not release or distribute any press release without the Company's written prior consent.

5.

In consideration of RCG's services hereunder, the Company agrees to pay RCG, promptly when due, the Compensation as described by and in strict accordance with the attachment hereto entitled Financial Relations Compensation Attachment.  Should RCG and the Company determine to extend the Engagement Term or change the scope of the engagement, then a mutually acceptable amendment or supplement to that attachment shall be promptly executed by RCG and Company. Absent any such amendment, all terms and conditions of this letter agreement shall be binding to the parties.

6.

It is understood that in the event the Company requests assistance of RCG to assist the Company secure investment banking relationships or other capital based advisory activities or similar consulting services not contemplated in this agreement, RCG shall be entitled to such additional consulting fees and or equity compensation as may be mutually agreed upon. This agreement shall be amended to reflect those additional services required and shall be governed by the all terms and conditions set forth herein.

7.

As more particularly set forth in the Financial Relations Compensation Attachment, the Company agrees to pay all of RCG's direct and certain indirect out-of-pocket expenses reasonably incurred, in connection with this engagement.  All expenses over $400.00 must be authorized by the Company in writing in advance of the expenditure.

8.

The Company and RCG agree to indemnify each other (the indemnifying party hereafter being referred to as the "Indemnitor", and the party entitled to indemnification hereafter being referred to as the "Indemnitee") as follows: Indemnitor agrees to defend, indemnify and hold harmless Indemnitee, and its officers, directors, and employees against any and all losses, claims, demands, suits, actions, judgments, awards, damages, liabilities, costs, reasonable attorneys' fees, and expenses incurred in investigating, preparing or defending any such action or claim, directly or indirectly caused by, related to, or asserted by a third party, based upon or arising out of (a) the Indemnitor's breach of or the incorrectness of any of its representations, warranties, or covenants contained in this agreement; and/or (b) any Services rendered by RCG as defined in or contemplated by this agreement, as it may be amended from time to time (the "Agreement"). Notwithstanding the foregoing, the Indemnitor shall have no obligation to indemnify or hold the Indemnitee harmless with regard to Indemnitee’s gross negligence, willful misconduct, or the material breach of or the incorrectness of any representation, warranty or covenant of Indemnitee contained in this Agreement.

9.

Either party hereto may terminate this engagement as follows:

(a)

WITHOUT CAUSE: Either party hereto may terminate this agreement at the conclusion of initial Six months from the execution date of the agreement by providing the other party a 30-day notification prior to the initial three months of “Intent to Terminate Agreement”. Not withstanding the above, the Company may also terminate this Agreement at any time after the initial three months or at the end of any amended renewal period  "without cause", upon providing RCG thirty (30) days written notice. In the event of such termination by the Company after the initial three months or at the end of any amended renewal period, "without cause", RCG shall be entitled to cash compensation to the extent it is unpaid, pro-rated from the notice date of termination, along with reimbursement of any non paid, out-of-pocket expenses up to the effective date of termination. Additionally, RCG will be entitled to receive all unexercised vested, and fifty (50%) percent of non-vested warrants or stock options granted hereunder. Such payment is due and payable on the effective date of termination.

(b)

WITH CAUSE: In addition, the Company may terminate this Agreement at any time upon written notice to RCG:

(i)

If RCG fails to cure any material breach of any provision of this Agreement within thirty (30) days from written notice from the Company  (unless such breach cannot be reasonably cured within the thirty (30) days and RCG is actively pursuing to cure said breach).

(ii)

For RCG's substantial negligence, willful misconduct, fraud, misappropriation, embezzlement, or other dishonesty;

(iii)

Upon a judicial ruling of RCG's failure to have materially complied with applicable law or regulation relating to the Services it will perform;

(iv)

Upon the filing by or against RCG of a petition to have RCG adjudged as bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 90 days.

Upon termination under subparagraph (b) of this paragraph 9, the Company shall have no liability to RCG for Compensation accruing after such termination, and RCG shall have no further entitlement thereto. Upon such termination, RCG shall be entitled to receive and retain only accrued Compensation and vested Options to the date of such termination, to the extent it is unpaid, together with expenses not yet reimbursed.

(c)

RCG may terminate this agreement at any time upon written notice to the Company.

(i)

If the Company fails to cure any material breach of any provision of this Agreement with thirty (30) days from written notice from the Company (unless such breach cannot be reasonably cured within the thirty (30) days and the Company is actively pursuing to cure said breach);

(ii)

For the Company's substantial negligence, willful misconduct, fraud or misrepresentation;

Such termination under 9(c)(i or ii) shall be deemed to be a termination by the Company "without cause" as provided in paragraph 9 (a) above.

(iii)

Upon a judicial ruling of Company's failure to have materially complied with any applicable law or regulation relating to the Services being provided;

(iv)

Upon the filing by or against the Company of a petition to have the Company adjudged as bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 90 days.

10.

RCG hereby fully discloses that certain associates, affiliates, officers and employees of RCG are:

(a)

Licensed as Registered Securities Principals issued by the National Association of Securities Dealers ("NASD"); and/or

(b)

Licensed as Registered Representatives issued by the NASD.

All NASD registrations are carried by SWS Financial Services, Inc., which is a non-RCG affiliated NASD-registered broker/dealer.

RCG further discloses and the Company specifically acknowledges that RCG is NOT a broker/dealer registered with the NASD or any other regulatory agency. Furthermore, in the performance of Services under the terms and conditions of this agreement, unless otherwise specifically stated herein or in any attachments hereto, such services shall not be considered to be acting in any broker/dealer or underwriting capacity and therefore RCG is not receiving any compensation from the Company as such.

11.

The Company understands and acknowledges that RCG provides other and similar consulting services to companies, which may or may not conduct business and activities similar to those of the Company.  RCG is not required to devote its full time and attention to the performance of its duties detailed in this agreement, and may devote only so much of its time and attention as it deems reasonable or necessary.

12.

As the services are being provided by an Arizona domiciled corporation, the validity and interpretation of this letter agreement shall be governed by the laws of the State of Arizona applicable to agreements made and to be fully performed therein.

13.

In the event of any claim, controversy or dispute arising out of or relating to this Agreement or the breach thereof, RCG and AXJ shall mutually name an arbitrator within twenty (20) business days after a party notifies the other in writing that there is a dispute or controversy.  The arbitrator shall promptly fix the time, date(s), and place of the hearing, and notify the parties. To the extent practical, the arbitrator shall schedule the hearing to commence within sixty (60) days after the arbitrator has been selected. The arbitrator shall render an award within ten (10) days of the completion of the hearing, which award may include an award of interest, legal fees and costs of arbitration in favor of the prevailing party. If the decision is not clearly in favor of one party or the other, the costs and attorney’s fees shall be borne as determined by the arbitrator. The arbitrator shall promptly transmit an executed copy of the award to the respective parties. The award of the arbitrators shall be final, binding and conclusive upon the parties hereto. Each party shall have the right to have the award enforced by any court of competent jurisdiction. The arbitrator shall conduct all proceedings pursuant to Arizona Revised Statutes, §12-1501 et seq., and the Rules of the American Arbitration Association governing commercial transactions then existing, to the extent that such Rules are not inconsistent with said Statutes and this Agreement. The parties agree that the arbitration procedure provided herein shall be the sole and exclusive remedy to resolve any claim, controversy or dispute arising hereunder, and that the proper venue for such arbitration proceeding shall be Maricopa County, Arizona. In the event of such arbitration, the parties agree that they shall only be entitled to seek and recover actual damages, which directly result from the other party’s breach, if any, excluding any punitive, incidental or consequential damages, which the parties hereby waive and agree not to assert against each other.

14.

For the convenience of the parties, any number of counterparts of this letter agreement may be executed by the parties hereto. Each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute one and the same letter agreement.

15.

Miscellaneous:

(a)

Modification:   This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof.  This Agreement may be amended only in writing signed by both parties.

(b)

Notices:   Any notices hereunder shall be sent to the Company and RCG at their respective addresses set forth.   Any notice shall be given by registered or certified mail, postage prepaid, and shall be deemed to have been given when received by the non-sending party.  Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change in address in the manner herein provided.

(c)

Legal Issues Disclosure:

(i)

As of the execution date of this agreement, RCG and/or any of its affiliates has no current or pending legal proceedings outstanding.

(ii)

Neither the RCG nor any of its affiliates is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the RCG’s execution of this Agreement or the performance of its obligation hereunder.

 (d)

Waiver:   Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement.  The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon adherence to that term of any other term of this Agreement.

(e)

Relationship of the Parties:  Nothing in this Agreement shall create any partnership or joint venture between the parties hereto, it being understood and agreed that the parties are independent contractors and neither has the authority to bind the other in any way.

(f)

Entire agreement:  This Agreement contains the entire agreement between the parties and may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties.

If the foregoing correctly sets forth our agreement, please sign the enclosed copy of the letter in the space provided and return it to us, whereupon all parties will be bound to the terms of this engagement.

Confirmed and agreed to

RCG Capital Markets Group, Inc.	AXM Pharma, Inc.
By: __________________________________	By: __________________________________
Title: ________________________________	Title: ________________________________

(FINANCIAL RELATIONS

SERVICES ATTACHMENT

As of the Commencement date of this agreement, RCG Capital Markets Group, Inc. and/or affiliates, (collectively "RCG") will serve as the Financial Relations Counsel for AXM Pharma, Inc. ("AXJ", “AXM Pharma” or "Company"). Consistent with the AXM Pharma Financial Relations proposal dated August 13, 2004, RCG anticipates the following services will be attempted and/or implemented within the scope of this engagement:

•

Outline and implement a well-coordinated “Financial Relations” campaign.

•

Work closely with the AXM Pharma’s management team to create a  “positioning approach” of the AXJ story.

•

Initiate proactive telephone introductions for AXM to (1) institutional investors who invest in micro/small cap growth stocks, (2) retail stockbrokers who focus on micro-, small-cap growth stocks and who are in and of themselves mini-institutional investment managers, and (3) fee-based (quasi-institutional) independent money managers, as well as a broad group of non sector-specific as well as special situations, buy- and sell-side research analysts.  RCG will allocate and utilize its proprietary securities industry, databases, fax-line and electronic mail communications programs.  Any communications directly with non-registered persons shall only be conducted by registered representatives of SWS Financial Services, Inc., acting in their capacity as such.

•

Provide strategic consulting services regarding all aspects of corporate information disclosure (Reg. FD) and communications specifically directed and oriented toward the professional investment community.

•

Create, produce, and enhance existing marketing materials and distribute professional-quality due diligence and marketing materials, which specifically include but are not limited to a “Corporate Profile” document and the Company's “Investor Package.”

•

Develop a peer group comparison analysis for distribution to targeted research analysts.

•

RCG will assist in the origination and release of financial industry data and financial media information on behalf of AXM Pharma.  RCG will also assist in the editing (or writing) of all press releases and coordinating information disseminated to all media sources relating to the securities industry and capital markets.

•

RCG will handle all inbound routine investment community inquiries. Provide information fulfillment and follow-up to and from members of the national professional investment community.

•

Create and periodically update a PowerPoint multimedia presentation for road shows and other presentation opportunities.

•

When appropriate, plan, arrange and coordinate specific road-show presentations to strategically targeted primary metropolitan financial markets.

•

RCG will coordinate, monitor and follow-up on all conference calls between the Company and RCG’s targeted segment of the investment community, in conjunction with material press releases through a teleconferencing service. (RCG will be responsible for faxing and/or e-mailing the invitations and will follow up with calls to the recipients in an effort to expand the conference call participation).

•

Update all due diligence and marketing materials, specifically including detailed “Peer Group Summary Reports.” RCG anticipates updating Company information on a regular basis as required when there are material changes or events that should be disseminated to the investment community.

RCG intends to perform the services and accomplish the specified goals within the scope of this engagement. However, due to the nature and type of services being performed, RCG cannot guarantee, nor can it be assumed that certain specific results will be realized with reference to increased market valuation of AXJ securities.

FINANCIAL RELATIONS

COMPENSATION ATTACHMENT

In consideration of the Financial Relations Services to be rendered pursuant hereto AXM Pharma, Inc. agrees to promptly pay RCG the following compensation (the “Compensation”):

(a)

Cash Compensation:  During the term of this Agreement, the Company shall pay RCG a monthly fee of $7,000 payable monthly in advance of services rendered and beginning upon the commencement date of this Agreement (the “Retainer Fees”).

(b)

Expense Reimbursement.  In addition, RCG shall be reimbursed for all direct and certain indirect prorated out-of-pocket incurred in connection with the performance of the Financial Relations Services pursuant hereto. RCG will provide the Company with a detailed breakdown of all reimbursable expenses incurred in the previous month by approximately the Twentieth-fifth (25th) day of the following month of service. AXJ agrees to reimburse RCG within 20 days of the date of the detailed invoice each month.

RCG will obtain written prior approval from the Company for all specific expense items and any single miscellaneous expense item in excess of$250.00. RCG acknowledges and understands that the Company will have specific amounts budgeted for these expenditures and will use its best efforts to ensure those budget amounts are not exceeded.

(c)

RCG will assess an effective 1.5% monthly (18% annually) interest rate penalty for all delinquent fees or expense reimbursement not paid by the due date.

(d)

Stock Warrants/Options. Upon execution of this agreement, the Company will grant RCG an irrevocable, non-forfeitable, non-cancelable warrant/option (the “Warrants/Options”) to acquire 80,000 shares on a non-dilutive basis, of AXM Pharma common stock of which 35,000 shares will vest immediately and the balance of 45,000 will be subject to the vesting provisions outlined below.  The Options issued will possess a five-year expiration term and will provide RCG the right, until December 1, 2009, to purchase common shares of the Company at a price for each share equal to the closing price of AXJ stock as of the execution date of this agreement. The Company agrees to issue an options/warrants document which conforms to and delineates the terms and conditions contained herein, within sixty (60) days of this Agreement’s execution date. The Warrants/options will have the following vesting

30% - Upon confirmation of a 50% increase over the original baseline 20 trading day period in the average daily trading volume of AXJ or any successor company stock. Baseline will be the average daily trading volume of the 20 trading days prior to retention.

30% - Upon confirmation of a 100% increase over the original baseline 20 trading day period in the average daily trading volume of AXJ or any successor company stock. Baseline will be the average daily trading volume of the 20 trading days prior to retention.

20% - Upon confirmation of corporate research coverage from two (2) buy- or sell-side analysts from a “mid-tier” sell-side brokerage firm analyst. (Vesting to be prorated at 10% for each analyst).

20% - Upon securing confirmation of two (2) new institutional investors, each building a position of at least one percent (1%) of the Company’s outstanding stock. (Vesting to be prorated at 10 % for each investor secured).

The shares underlying the non-forfeitable, non-cancelable warrant/option issued will be eligible for registration by non-proratable piggyback registration rights should the Company file an applicable registration. Furthermore, AXJ will use its best efforts to keep such registration effective for a minimum of eighteen (18) months after the effective date..

In the event that AXJ is merged into or a controlling interest is acquired by any entity, RCG will be immediately vested in all remaining options, including those, which to that point have not yet been vested.

Exhibit 10.17

TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Termination Agreement"), dated as of January 14, 2005, is made between AXM Pharma, Inc. (the "Company"), and RCG Capital Markets Group, Inc. (“RCG”) (each a "Party" and, collectively the "Parties").

Background

1.

The Parties are parties to an Engagement Agreement, dated as of September 8, 2004 (the

"Agreement").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

2.

The Parties believe it is in their respective best interests to terminate the Agreement in its entirety.

Terms

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, intending to be legally bound hereby, the Parties agree as follows:

1.

Termination of the Agreement.  Effective upon the thirtieth (30th) day following receipt of this

Termination Agreement (“Termination Date”), the Agreement shall be terminated in its entirety and shall be of no further force or effect.  In no event however, shall the Termination Date be later than February 17, 2005.

2.

Payments.  Pursuant to Paragraph 9(a) of the Agreement the Company will pay the following to

RCG as compensation for the services provided:

a.

$31,663.13 as per the invoice RCG sent the Company on January

14, 2005 (“Cash Compensation”);

b.

35,000 options representing all unexercised vested warrants or stock options granted to RCG under the Compensation Attachment to the Agreement; and,

c.

22,500 options representing Fifty Percent (50%) of the non-vested warrants or stock options granted to RCG under the Compensation Attachment to the Agreement.

d.

Upon the Company’s receipt of this Termination Agreement signed by RCG, the

Company shall forward to RCG: a check in the amount of the Cash Compensation and an option agreement for 57,500 options.

e.

The Parties agree that the Compensation previously stated represents the full and complete Compensation owed to RCG under the Agreement.

3.

Miscellaneous.

a.

Counterparts.  This Termination Agreement may be executed in two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

b.

Governing Law.  The validity, performance, construction and effect of this Termination Agreement shall be governed by and construed in accordance with the internal law of the State of Arizona.

c.

Further Assurances.  Each Party shall cooperate with, and take such action as may be reasonably requested by, another Party in order to carry out the provisions and purposes of this Termination Agreement, generally, and the transactions contemplated hereunder.

d.

Headings.  The headings in this Termination Agreement are

for convenience of reference only and shall not constitute a part of the Agreement, nor shall they affect its meaning, construction or effect.

          3.   Entire Agreement.  This Termination Agreement, and all of the provisions hereof, shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and executors, administrators and heirs. This Termination Agreement sets forth the entire agreement and understanding among the Parties as to the subject matter hereof and merges with and supercedes all prior discussions and understandings of any and every nature among them.

     IN WITNESS WHEREOF, the Parties have executed this Termination Agreement as of the date set forth below.

January 14, 2005

RCG Capital Markets Group, Inc.

--------------------------------------

Name:

                Title:

 AXM Pharma, Inc.

-----------------------------------------

Name:

                Title:

Professional Conduct Policy and Code of Ethics

Summary

AXM Pharma, Inc. (“AXM”) employees, agents, representatives and contract workers (collectively referred to as "employees" or “AXM employees” for purposes of this policy) in all geographic locations are individually responsible for maintaining the highest standards of ethical conduct as well as personal and professional integrity. Employees should avoid any activity that conflicts with, or appears to conflict with, the interest of AXM, its employees, its shareholders or the public as determined by AXM’s senior management, and as stated in this Professional Conduct Policy and Code of Ethics (the “Policy and Code”). Employees are expected to act in a responsible manner that preserves AXM’s reputation for honesty, integrity and the highest professional ethics.

Scope

This Policy and Code should be provided to and followed by all AXM employees, including agents, representatives and consultants. This policy establishes general guidelines for employee conduct and ethics for all AXM employees in all geographic locations. It does not cover every issue that may arise, but it sets out basic principles to guide all AXM employees. All AXM employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior.

If a law conflicts with a policy in this Policy and Code, employees must comply with the law. If a local custom or policy conflicts with this Policy and Code, employees must comply with the Policy and Code. If questions arise about these conflicts, employees should follow the guidelines described under the “Compliance Procedures” below.

Those who violate the standards in this Policy and Code will be subject to disciplinary action up to and including Termination of Employment. If employees are in a situation they believe may violate or lead to a violation of this Policy and Code, they should follow the guidelines described below under the heading “Compliance Procedures.”

Responsibilities

Employee responsibility: It is the duty and responsibility of every employee to be aware of and abide by laws applicable to them, their job and AXM's existing policies and procedures. AXM’s Policies and Procedures are available via the Web and AXM management. If an employee has a question about AXM’s Policies or Procedures or about applicable laws, they should follow the guidelines described under the heading “Compliance Procedures.”  It is also the responsibility of employees to perform their duties to the best of their ability and according to these standards.

Officer, director, manager and supervisor responsibility: Managers and above have the same responsibilities as other employees, as well as the additional responsibility of correcting an employee’s behavior in an objective and unbiased manner. When correcting an employee, the manager should evaluate whether the employee has been given proper instructions, orientation and training and is aware of job expectations. Managers should use performance patterns, multiple incidents and basic overall understanding of each situation in evaluating an employee’s ability to meet his or her responsibilities.

Compliance and Prohibited Conduct

This Policy and Code prohibits all personal and/or business practices that are unethical, illegal, inappropriate, or irresponsible or that may cause harm to AXM, its employees, business partners, customers or the public. Employees are prohibited from benefiting personally from inappropriate gifts, money, favors, etc., at any time and at any level within the company. Additionally, this Policy and Code prohibits personal use of corporate property, and company information, as well as use of position for personal gain of any kind. Employees should protect AXM assets and take every precaution to ensure they are used for legitimate business purposes only. Employees owe a duty to legitimate interests when the opportunity to do so arises.

Obeying the law, both in letter and in spirit, is the foundation on which AXM’s ethical standards are built. All employees must respect and obey the laws of the cities, states and countries in which AXM operates. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.  Employees with questions about these laws should follow the guidelines described under the heading “Compliance Procedures.”

It is the responsibility of every employee to be aware of and not participate in any prohibited or inappropriate activities, including but not limited to:

•

Violations of AXM policies, guidelines and safety rules;

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Falsifying, altering, destroying or misrepresenting company records, financial statements, and/or business expenses;

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Criminal conduct;

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Possession of firearms or other weapons on work premises or when acting within the scope of AXM duties;

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Any form of harassment or discrimination related to any employee's race, religion, sex, age, national origin, citizen status, veteran status, marital status, sexual orientation, physical or mental disability;

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Bodily assault upon any person on AXM property;

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Conflicts of interest (see "Conflicts of Interest" section);

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Violations of anti-trust laws;

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Violations of AXM Securities Trading Policy;

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Disclosing and/or using “inside” information that is not generally known to the public and that could influence a person or business decision to buy, sell, or hold AXM stock;

•

Although employees are encouraged to be socially responsible and politically active, employees may not contribute funds, assets or services for or on behalf of

AXM to any political candidates, party, charity or similar organizations, unless such contribution is expressly permitted by law and authorized by AXM;

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Unauthorized use, misuse or misappropriation of AXM-owned or leased equipment and assets;

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Unauthorized non-business use of AXM properties or facilities;

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Violations of the appropriate regional AXM Travel and Expense Policy;

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Misuse of AXM-sponsored credit cards, including procurement cards and central billing accounts;

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Inappropriate relationships with vendors, suppliers and customers, including "side deals" or improper contractual provisions;

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The acceptance or offering of inappropriate gifts or payments (see "Restrictions on Receiving/Offering Gratuities" below);

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Accepting discounts on personal purchases of a supplier’s or customer’s products and/or services, unless such discounts are offered to all AXM employees or members of the general public;

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Solicitations of any type by employees or organizations during working hours or on AXM premises relating to non-AXM sponsored organizations or events, except with the prior written approval of the employee's director or manager;

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Insubordination or use of abusive, threatening or obscene language; and

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Behavior unbefitting the position.

AXM reserves the right to administer appropriate disciplinary action for all forms of misconduct or inappropriate behavior, including but not limited to demotion, oral and written warnings, suspension with or without pay, legal remedies and termination. Each situation will be evaluated on an individual basis. Violations of this Policy and Code may result in disciplinary action up to and including termination of employment or contract assignment.

Conflicts of Interest

A “conflict of interest” exists when an employee's personal interest interferes in any way with the interests of AXM. A conflict situation can arise when an employee takes actions or has interests that may make it difficult to perform his or her AXM work objectively and effectively. Conflicts of interest may also arise when an employee or a member of an employee’s family receives improper personal benefits as a result of the employee’s position in the company. Loans to, or guarantees of obligations of, an employee or an employee’s family member may create conflicts of interest.

It is almost always a conflict of interest for an AXM employee to work simultaneously for a competitor, customer or supplier. Employees are not allowed to work for a competitor as a consultant or board member. The best practice is to avoid any direct or indirect business connection with AXM’s competitors, customers or suppliers, except on AXM’s behalf.

Conflicts of interest are prohibited as a matter of AXM policy, except under guidelines approved by the Board of Directors. Conflicts of interest may not always be immediately evident. Employees with questions and employees who become aware of a conflict or potential conflict should follow the procedures described below under the heading “Compliance Procedures.”

Restrictions on Receiving Gratuities

Employees may, within limitations, accept meals, entertainment, non-cash gifts, discounts or promotional items (collectively referred to as "gratuities") of modest value (less than $100 USD) when such acceptance is directly connected with business discussions. Such items must be lawful, unsolicited, infrequently provided and in accordance with customary and acceptable business practices. Acceptance of gratuities having a value greater than $100 USD is permissible only with written approval of the employee's senior supervisor.

Employees may accept promotional expenses (such as travel, hotel and meals) offered by a firm doing or seeking to do business with AXM as long as the expenses are reasonable, approved in writing by the appropriate AXM senior supervisor and either directly related to the promotion, demonstration or explanation of products or services offered by AXM or provided in connection with the provision of technical training.

Neither employees nor their family members may ever accept any gift of cash, cash equivalents, credit cards, loans or securities from any person or firm doing, or seeking to do, business with AXM unless such activities meet the guidelines contained in this Policy and Code.

Restrictions on Offering Gratuities

Except for published or customary product discounts or other contractual incentives, AXM employees are not to give, offer or promise, directly or indirectly, anything of value to any representative of a customer, potential customer, financial institution, government employee or other party in connection with any transaction or business that AXM may have with such party, without the approval of the appropriate senior supervisor.  Meals and entertainment, such as golf outings, may be appropriate if they are infrequent, in accordance with customary and acceptable business practices and approved by the appropriate management. Employees must ensure that all expenditures are properly documented and aligned with the AXM Expense Reporting Guidelines.

Employees may pay the expenses (such as travel, hotel and meals) of a customer or potential customer, as long as such expenses are reasonable and either directly related to the promotion, demonstration or explanation of AXM products or services or provide technical training. The appropriate AXM management level must approve these payments. Payments or gifts must not violate the local laws of the host country or the U.S. Foreign Corrupt Practices Act. (See guidance below.)

Door prizes and attendance gifts presented at trade shows or customer meetings should be within customary and acceptable business practices and approved by the appropriate senior supervisor.

Special Restrictions with Respect to Government Officials

Regardless of geographical location, no AXM employee or consultant may give or offer anything of value to a foreign government official in order to obtain and/or retain business. The U.S. Foreign Corrupt Practices Act (FCPA) prohibits payments or gifts to government officials outside of the U.S. for the purposes of obtaining or retaining business, even if the payment or gift is legal in the host country. The FCPA applies to both domestic and foreign business operations of U.S. companies and imposes severe criminal and civil penalties against individuals and companies who violate this law. All AXM employees, domestic and foreign, engaged in business transactions outside of the United States must comply with the FCPA in all respects. The FCPA does, however, contain explicit exceptions allowing for "facilitating payments" for "routine" government actions, such as:

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providing expedited deliveries or obtaining permits or licenses;

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processing governmental papers;

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providing utilities services; or

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loading or unloading of goods.

These facilitating payments are normally small in value. Large payments create the perception that the payment is not merely for a routine matter.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities that may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government, of a gift, favor or other gratuity in violation of these rules would not only violate AXM policy but also could be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Employees who need guidance in this area should follow the procedures described under “Compliance Procedures” below.

Payments to Agents

The FCPA prohibits corrupt payments through intermediaries. It is unlawful to make a payment to a third party while knowing that all or a portion of the payment will go directly or indirectly to a foreign official. If an employee has reason to believe that an agent may be making illegal payments or if circumstances are such that the employee should have known that the agent was acting improperly, then the employee can be deemed as having “knowledge” and be liable for the agent’s violations. If the agent’s fees appear too high for the work performed or if commissions are requested in cash only or to be paid indirectly to others, then further investigation may be necessary. Accordingly, employees should diligently satisfy themselves that their agents, as well as AXM’s agents, are not likely to make any illegal payments in order to obtain business.

Employees should keep records of all payments to agents in reasonable detail to fairly reflect the transactions.

Good Judgment, Common Sense, and Fair Dealings

AXM employees are expected to use good judgment and common sense to avoid acts that would jeopardize their own integrity or AXM’s integrity. If in doubt, follow the procedures under “Compliance Procedures” below, and avoid taking actions that would put AXM at risk.

AXM employees should endeavor to work fairly with AXM's customers, suppliers, competitors and other employees. No AXM employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation or other intentional unfair-dealing practices.

Financial Reports and Public Disclosure

It is AXM’s policy to comply fully with all applicable laws and regulations promulgated by the Securities and Exchange Commission (the “SEC”). AXM’s officers shall provide full, fair, accurate, timely and understandable disclosure in reports and documents that AXM files with or submits to the SEC and in other public communications made by AXM.

Waivers of the Policy and Code

Any waiver of this Policy and Code may be made only by the Board of Directors or a Board committee and must be promptly disclosed as required by law or stock exchange regulations.

Reporting Suspected Inappropriate Behavior

AXM requires employees to immediately report known and/or suspected violations of this policy in accordance with the procedures described under “Compliance Procedures” below. AXM will not allow retaliation against employees who in good faith report suspected inappropriate behavior. Additionally, any AXM employee who is aware of inappropriate activity or violations but does not report such information as stated herein may be subject to disciplinary action up to and including termination of employment or legal action.

Compliance Procedures

Employees must all work to ensure prompt and consistent action against violations of this Policy and Code. However, in some situations it is difficult to know right from wrong. Because it is impossible to anticipate every situation that may arise, it is important to have a way to approach a new question or problem. These are the steps to keep in mind:

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Individuals having information of known or suspected violations should handle the information in a discreet, confidential manner and should not attempt to investigate or verify the information before reporting it.

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Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

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Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Remember that it is your supervisor’s responsibility to help solve problems.

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Seek help from AXM resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it locally with your office manager. You may also contact a member of the AXM Legal Department in the U.S.A. or China by calling: 212-732-7184. You may also submit written information regarding the incident to AXM Pharma, Inc. 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128.  Additionally, AXM has established a Whistleblower Protection Policy and methods of reporting information that may involve a violation of the U.S. securities laws or a fraud against the shareholders of AXM.

Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE & FINANCIAL OFFICER

I, Chet Howard, certify that:

1. I have reviewed this annual report on Form 10-KSB of AXM Pharma, Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly presents in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act  Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.

Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.

Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.

The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:

April 15, 2005

/s/  Chet Howard

Chet Howard,

Chief Executive Officer

Acting Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AXM Pharma, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Chet Howard, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/  Chet Howard

Chet Howard,

Chief Executive Officer

Acting Chief Financial Officer

Dated:  April 15, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 10-Q

(Mark One)

       [x]

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2005

[ ]

TRANSITION REPORT PURSUANT TO SECTION 13

OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

Commission File Number 001-31886

AXM Pharma, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-0745214 IRS Employer Identification No.)

US Representative Office

  7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128

(Address of principal executive offices)

(702) 562-4155

 (Issuer's telephone number)

(Former address)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes    X               No _______

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).  Yes  ⁭   No  x

As of March 31, 2005, there   were 19,254,673 shares of Common Stock outstanding, 950,000 shares of Series A Preferred Stock  outstanding and 20.425 Shares of Series C Preferred Stock outstanding.  All stock par value is $.001.

PART I - FINANCIAL INFORMATION	3

Item 1. Financial Statements Note:

Balance Sheet at March 31, 2005 (unaudited)	3

Unaudited Statements of Operations for the three month periods ended March 31, 2005, and 2004	4

Unaudited Statements of Cash Flows for the three month periods ended March 31, 2005 and 2004	5

Notes to Financial Statements	6

NOTE 1: MANAGEMENT REPRESENTATION AND PRESENTATION	6

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6

NOTE 3 – STOCK ISSUANCES	11

Item 2 –Management’s Discussion and Analysis of Results of Operations and Financial condition	7

Item 3 – Quantitative and Qualitative Disclosures about Market Risk	15

Item 4 – Controls and Procedures	16

PART II - OTHER INFORMATION	17

Item 1. LEGAL PROCEEDINGS	17

Item 2. CHANGES IN SECURITIES AND USE OF PROCEEDS	17

Item 3. DEFAULTS UPON SENIOR SECURITIES	17

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	17

Item 5. OTHER INFORMATION	18

Item 6. EXHIBITS	18

PART I – FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

AXM PHARMA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 31,	December 31,
	2005	2004
ASSETS
Current Assets
Cash	$453,325	$1,255,681
Accounts Receivable, net of allowance	225,403	30,750
Inventory	2,102,272	2,002,130
Advances, Suppliers	468,803	442,121
Other Current Assets	32,983	0

Total Current Assets	3,282,786	3,730,682

Property & Equipment, Net	7,268,571	7,160,376
Licenses	1,449,888	1,449,888

TOTAL ASSETS	$12,001,245	$12,340,946

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Short Term Loan	$3,043,593	$1,001,668
Value Added Tax Payable	(21,027)	3,015
Accounts Payable and accrued expense	3,826,774	4,342,013

Total Current Liabilities	6,849,340	5,346,696

STOCKHOLDERS' EQUITY
Series A, Preferred stock, $.001 par value, 10,000,000 shares authorized,
950,000 shares issued and outstanding	950	1,675
Series B Preferred stock, $.001 par value, 2,000,000 shares authorized,
no shares issued and outstanding	-	-
Series C Preferred stock, $.001 par value, 100 shares authorized,
20 shares issued and outstanding	-	-
Common Stock, $.001 par value, 50,000,000 shares authorized,
19,314,673 shares issued and outstanding	19,315	18,036
Additional paid-in capital	27,501,871	26,242,477
Accumulated deficit	(22,370,231)	(19,267,938)

Total Equity	5,151,905	6,994,250

Liabilities and Equity	$12,001,245	$12,340,943

See accompanying notes to financial statements.

AXM PHARMA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
	March 31,

	2005	2,004

Revenues	$28,260	$1,119,394

Cost of Revenues	23,475	580,330

Gross Profit	4,785	539,064

General, Administrative and Selling:
Cash	1,847,130	1,264,229
Non-cash	1,259,948	1,769,828

Total general, administrative and selling	3,107,078	3,034,057

Net Loss	$(3,102,293)	$(2,494,993)

Net Loss applicable to common shareholders:
Net loss	(3,102,293)	(2,494,993)
Beneficial conversion features of preferred
stock	0	(947,628)
Deemed dividend from beneficial
conversion feature of warrants	(107,015)	(137,389)

Net loss applicable to common shareholders	$(3,209,308)	$(3,580,010)

Net Loss per share:
Basic and diluted	$(0.17)	$(0.25)
Weighted averaged shares outstanding:
Basis and diluted	18,727,617	14,195,531

See accompanying notes to financial statements.

AXM PHARMA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Three Months Ended March 31,
(Unaudited)

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,102,293)	$(2,494,993)
Adjustments to reconcile net loss to cash used in
operating activities:
Common stock issued for services and interest	1,259,948	1,769,828
Depreciation and amortization	15,598	9,639
Changes in assets and liabilities:
Accounts receivable	(194,653)	1,760,595
Advances, suppliers	(26,682)	1,105,766
Inventories	(148,628)	(681,791)
Accounts payable and accrued expenses	(515,334)	(268,162)
Value added tax payable	(24,042)	(1,569,632)

CASH FLOWS USED IN OPERATING ACTIVITIES	(2,736,086)	(368,750)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(108,195)	(314,741)

CASH FROM FINANCING ACTIVITIES
Proceeds from sale of stock	-	2,598,032
Proceeds from bank loans	2,041,925	-

CASH FROM FINANCING ACTIVITIES

NET INCREASE IN CASH	(802,356)	2,274,541

Cash, beginning of period	1,255,681	2,950,782

Cash, end of period	$453,325	$5,225,323

See accompanying notes to financial statements.

AXM PHARMA, INC.

(FORMERLY AXIOM PHARMACEUTICALS, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: MANAGEMENT REPRESENTATION AND PRESENTATION

Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.  It is suggested that the financial statements be read in conjunction with the audited financial statements and notes for the fiscal year ended December 31, 2004 included in our Annual Report on Form 10-KSB.

The balance sheet of AXM Pharma, Inc. as of March 31, 2005, the related consolidated statement of operations for the three months ended March 31, 2005, and the consolidated statement of cash flows for the three months ended March 31, 2005 included in the consolidated financial statements have been prepared by us without audit. In management’s opinion, the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly our consolidated financial position and results of operations. The consolidated results of operations for the three months ended March 31, 2005, are not necessarily indicative of the results of operations for the full year or any other interim period. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year ended December 31, 2004 and reported in our most recent Form 10-KSB, have been omitted.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of our Business

AXM Pharma, Inc., a Nevada corporation, is a pharmaceutical company based in The People’s Republic of China. We are a publicly listed company trading under the symbol (AMEX: AXJ). Our business is the sale of over-the-counter and prescription pharmaceutical products in the People’s Republic of China.  Our business in the People’s Republic of China is conducted by our wholly-owned subsidiary, AXM Pharma Shenyang, Inc., located in the city of Shenyang in the Northeastern portion of the People’s Republic of China.  AXM Shenyang and its predecessor company, Shenyang Tiawei Pharmaceutical Factory, Ltd., have an operating history of approximately 10 years.  AXM Shenyang has historically been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales.  AXM Shenyang’s plant was decommissioned in 2002 due to significant growth of the population of Shenyang that caused the surrounding area to change from a city-edge industrial area to a city-center, non-industrial, residential neighborhood. In April 2004, AXM Shenyang applied for national renewal of its 43 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China.  We have received confirmation that the State Food and Drug Administration has renewed 42 of these licenses, including all of those that we have historically commercialized.  We recommenced production of Asarone and Weifukang and started the production of Whisper, our Feminine Hygiene Wash at the end of the current quarter.

Our subsidiary, AXM Shenyang, is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise. Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over the company’s management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a Wholly Foreign Owned Enterprises include:

  Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;
  Ability to carry on business rather than just a representative office function;
  Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;
  Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;
  Ability to employ staff directly within China;
  Protection of intellectual know-how technology;
  Greater efficiency in its operations, management and future development; and
  No requirement to share profits with another party; and

In summary, the key differences between a Wholly Foreign Owned Enterprises and an equity or cooperative joint venture are that the joint venture business structure requires profit sharing between the stake holders, significant involvement in operational and business matters by the Chinese stake holders, indirect representation in business matters and much less effective and efficient cooperation between the stake holders. Typically, the foreign party to a Chinese joint venture experiences significantly less control over the business structure than if the foreign party forms a Wholly Foreign Owned Enterprise or converts an existing joint venture into a Wholly Foreign Owned Enterprise. Because the Wholly Foreign Owned Enterprise business structure is relatively new compared to the joint venture structure, fewer than 5% of foreign firms currently operate as Wholly Foreign Owned Enterprises.  It is anticipated that newly formed businesses will likely choose the use of the Wholly Foreign Owned Enterprise structure over the joint venture structure. It is also anticipated that existing joint ventures are likely to migrate their corporate structures to Wholly Foreign Owned Enterprises over the next five years.

NOTE 3 – STOCK ISSUANCES

Common Stock Issued for Stock-Based Compensation

We periodically issue common stock for services rendered.  Common stock issued is valued at the estimated fair market value, as determined by management and our board of directors.  Management and the board of directors consider market price quotations, recent stock offering prices and other factors in determining fair market value for purposes of valuing the common stock. During the three months ending March 31, 2005, we issued 350,000 shares of common stock for services valued at $959,000.

On March 31, 2005 we issued 350,000 shares of restricted common stock to Madden Consulting as compensation for investor relations consulting services.  The stock was valued at $2.74 per share, the closing stock price on the date of issuance, the Company recognized $959,000 in expenses for the issuance of this stock.

The Company applies and intends to continue to apply the recognition and intrinsic value measurement principles of Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related Interpretations in accounting for those plans.

The Company did not issue any stock options in the Quarter ended March 31, 2005.  There was no effect on net income and earnings per share if AXM Pharma, inc. had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

Conversions of Preferred Stock

During the quarter ended March 31, 2005 the Company issued shares of common stock in connection with the following conversions of its Preferred Stock.  AXM Pharma issued 94,117 shares of common stock for the conversion of 4 shares of Series C Preferred Stock.  We also issued 725,000 shares of common stock for the conversion of 725,000 shares of Series A Preferred.

Accounting for Stock-Based Compensation

We account for stock-based compensation issued to employees and advisors of the Company using the intrinsic value based method as prescribed by APB Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB 25”).  Under the intrinsic value based method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock.  Compensation, if any, is recognized over the applicable service period, which is usually the vesting period.

In October 1995, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”).  This standard, if fully adopted, changes the method of accounting for employee stock-based compensation plans to the fair value based method.  For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends.  Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

In March 2000, the FASB issued FASB Interpretation No. 44 (“FIN 44”), “Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion 25.”  FIN 44 clarifies the application of APB 25 for (a) the definition of employee for purposes of applying APB 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan, (c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination.  FIN 44 is effective July 1, 2000, but certain provisions cover specific events that occur after either December 15, 1998, or January 12, 2000.  The adoption of FIN 44 did not have a material effect on the financial statements.

The adoption of the accounting methodology of SFAS 123 is optional and we have elected to continue accounting for stock-based compensation issued to employees using APB 25, as amended by FIN 44; however, pro forma disclosures, as if we adopted the cost recognition requirements under SFAS 123, are required to be presented (see below).  For stock-based compensation issued to non-employees, the Company values these grants at fair value as defined in SFAS 123, FIN 44 and EITF 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services.”

Stock Option Plans

In April of 2004, our Shareholders approved the “2004 Qualified and Nonstatutory Stock Option Plan.” The Board of Directors reserved 3,000,000 shares of our common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM. On April 29, 2004, our shareholders approved and ratified the issuance of 2,040,000 options to employees, directors and consultants.  On February 1, 2005, our Board of Directors approved the 2005 Equity Incentive Plan, which will replace the 2004 Plan.  Our shareholders approved the 2005 Plan at our Special Meeting on March 10, 2005.   Shares available under the 2005 Plan include 5,000,000 shares of our common stock, plus all shares remaining available for issuance under the 2004 Plan.  At the time of filing this report, 650,000 options have been issued under the 2005 Plan.

Revenue Recognition

Product sales revenue is recognized upon passage of title to customers, typically upon shipment of product.  Any provision for discounts and estimated returns are accounted for in the period the related sales are recorded.

Critical Accounting Policies

We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements:

Allowance for Doubtful Accounts

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments.  The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers.  We evaluate the collectability of our receivables at least quarterly.  If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.  The differences could be material and could significantly impact cash flows from operating activities.

Inventory

We write down our inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand, future pricing and market conditions.  If actual future demands, future pricing or market conditions are less favorable than those projected by management, additional inventory write-downs may be required and the differences could be material.  Such differences might significantly impact cash flows from operating activities.

Accounting for Stock-Based Compensation

We account for stock-based compensation based on the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” as amended by the Financial Accounting Standards Board Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation.” Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44 state that no compensation expense is recorded for stock options or other stock-based awards to employees that are granted with an exercise price equal to or above the estimated fair value per share of the company’s common stock on the grant date. We adopted the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” which requires compensation expense to be disclosed based on the fair value of the options granted at the date of the grant.

In December 2002, the Financial Accounting Standards Board issued its Statement No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure—an amendment of Financial Accounting Standards Board Statement No. 123.” This Statement amends Statement of Financial Accounting Standards No. 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.  It also amends the disclosure provisions of Statement of Financial Accounting Standards No. 123 to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. The transition and annual disclosure provisions of Statement of Financial Accounting Standards No. 148 are effective for fiscal years ending after December 15, 2002, and the interim disclosure provisions were effective for the first interim period beginning after December 15, 2002. We did not voluntarily change to the fair value based method of accounting for stock-based employee compensation, therefore, the adoption of Statement of Financial Accounting Standards No. 148 did not have a material impact on our operations and/or financial position.

We did not issue any stock options to employees during the period ended March 31, 2004, therefore pro forma disclosures are not required for the three months ended March 31, 2004.

Convertible Preferred Stock

Convertible Preferred Stock that AXM Pharma issues is initially offset by a discount representing the relative fair value of the beneficial conversion feature and warrants.  This beneficial conversion for the preferred stock is recorded as a dividend over the period the preferred stock is convertible and accelerated pro-rata as the preferred stock are converted.  The beneficial conversion feature allocated to warrants is recognized over the life of the warrants and accelerated as warrants are exercised.  The fair value of the warrants and beneficial conversion discount are calculated based on available market data using appropriate valuation models.  The beneficial conversion feature is limited to the total proceeds received.

Sales Allowances

A portion of our business is to sell products to distributors who resell the products to the end customers.  In certain instances, these distributors obtain discounts based on the contractual terms of these arrangements.  Sales discounts are usually based upon the volume of purchases or by reference to a specific price in the related distribution agreement.  We recognize the amount of these discounts at the time the sale is recognized.  Additionally, sales returns allowances are estimated based on historical return data, and recorded at the time of sale.  If the quality or efficacy of our products deteriorates or market conditions otherwise change, actual discounts and returns could be significantly higher than estimated, resulting in potentially material differences in cash flows from operating activities.

Valuation of Intangibles

From time to time, we acquire intangible assets that are beneficial to our product development processes.  We periodically evaluate the carrying value of intangibles, including the related amortization periods.  In evaluating acquired intangible assets, we determine whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value.  If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value.  Fair value is generally based on either a discounted cash flows analysis or market analysis.  Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

Deferred Taxes

We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.  We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance.  Based on these estimates, all of our deferred tax assets have been reserved.  If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets.  Such realization could positively impact our operating results and cash flows from operating activities.

Value Added Tax

Value added tax payable is reported as a significant liability.  The accounting policies adopted by management include full disclosure of the Value Added Tax liability calculated at 17% of the difference between ex factory price and the cost of raw materials, less the cost of the fees paid to the third-party original equipment manufacturing company.

Litigation

We account for litigation losses in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, “Accounting for Contingencies.”  Under SFAS No. 5, loss contingency provisions are recorded for probable losses at management’s best estimate of a loss, or when a best estimate cannot be made, a minimum loss contingency amount is recorded.  These estimates are often initially developed substantially earlier than the ultimate loss is known, and the estimates are refined each accounting period, as additional information is known.  Accordingly, we are often initially unable to develop a best estimate of loss; therefore, the minimum amount, which could be zero, is recorded.  As information becomes known, either the minimum loss amount is increased or a best estimate can be made, resulting in additional loss provisions.  Occasionally, a best estimate amount is changed to a lower amount when events result in an expectation of a more favorable outcome than previously expected.  Due to the nature of current litigation matters, the factors that could lead to changes in loss reserves might change quickly and the range of actual losses could be significant, which could materially impact our results of operations and cash flows from operating activities.

Item 2

MANAGEMENT’S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Results of Operations

During the three-month period ended March 31, 2005 we started to generate product sales again with the newly completed factory generating product sales of $28,260 compared to revenues from product sales for the three-month period ended March 31, 2004 of $1,119,394.  This represents a sales decrease of $1,091,134 from the three-month period ended March 31, 2004. The sales for the comparable period last year were sales generated through distributing products not manufactured by the Company.  With the completion and certification of our new factory in January 2005 we switched to manufacturing and marketing our own products.

We began producing and selling these products in this quarter ended March 31, 2005.   Sales for this quarter reflect the production of just one product, Whisper Feminine Hygiene Wash.  The Company is now producing three products, Tong Yang, an anti-fatigue functional food; Whisper feminine Hygiene Wash and Asarone a respiratory infection and inflammation treatment product.

We have also received our first purchase orders for Sunkist co-branded products for distribution in Hong Kong, Shanghai and Taiwan.  These orders are for approximately $2.9 million and are currently being produced and should be delivered to our distributor in late May.  These items include Chew Chew Vites, Chew Chew Calcium, Orange Leaf Vitamin C Strips, Lemon Leaf Echinacea; all Sunkist labeled products. In additions we will ship a private labeled product, a mint caffeine leaf strip.

The gross profit for the three months ended March 31, 2005 was $4,785 compared to $539,064 for the three-month period ended March 31, 2004, a decrease of $534,279. The entire difference is attributable to the lesser sales.

During the quarter ended March 31, 2005 we had total general and administrative expense of $3,102,293 compared to $3,034,057 for the comparable period in 2004, an increase of $73,021.  In the same period we incurred $1,259,948 in non-cash general and administrative expense as compared to $1,769,828 in the comparable period last year.  Non-cash expense is where we pay for services (e.g. financing consulting and investor relations services) using shares of our common stock. In the past the Company took advantage of these opportunities to conserve cash.

Our net loss for the three months ended March 31, 2005 were $ 3,102,293 as compared to $2,494,993 for the comparable period in 2004, or an increase of $613,085.  Our net loss applicable to common shareholders was $ 3,209,308 compared to $3,580,010 for the three Months ended March 31, 2004, or a decrease of $ 370,702 ..  The difference is attributable to approximately $1.1 million in beneficial conversion features of preferred stock in the comparable period in 2004.

Liquidity and Capital Resources

At March 31, 2005, we had total assets of $12,001,245 compared to total assets of $12,340,946 at December 31, 2004.  Cash was $453,325 as of March 31, 2005, a decrease of $802,356 from the $1,255,681 cash on hand as of December 31, 2004.    Cash used in operations was $2,736,086. Accounts receivable was $225,403 at March 31, 2005, an increase of $194,653 from the $225,403 at December 31, 2004.  Inventories increased $100,140 to $2,102,272 from the $2,002,130 at December 31, 2004.     Total liabilities at March 31, 2005 were $ 6,849,340 , an increase of $ 1,502,644 from the $5,346,696 at December 31, 2004.  Accounts payable and accrued liabilities were $ 3,826,774 at March 31, 2005, a decrease of $ 515,239 from the $4,342,013 at December 31, 2004.

From December 31, 2004, to March 31, 2005, our cash and cash equivalents decreased by approximately $802,356.  This was primarily due to the cash general and administrative expense of $1,847,130 and the obtaining of a bank note in the amount of 20 million RMB (US$2,416,422) by our subsidiary in Shenyang.

On January 17, 2005 our subsidiary secured a loan from the Shanghai Pudong Development Bank in the aggregate amount of  $2,041,925 consisting of a note secured by the factory assets of our facility in Shenyang, Peoples Republic of China.  This note bears an annual interest rate of 6.417% and is due and payable one year from date of inception.

Please refer to the Recent Developments section for details of a private placement funding closed after the end of this reporting period.

With the recently completed financing we currently have sufficient cash to cover all operations, including building our inventory to meet the existing backlog of purchase orders for the next three months.  At that point the Company will have to obtain additional financing either through increased bank borrowing against our inventory and executed purchase orders, or by exercising of outstanding warrants from previous financing.  There is no guarantee that we will be successful in obtaining these additional financing and should we not be able to do so the Company would be forced to curtail operations to conserve cash and that could possibly result in lower sales than we currently anticipate.  We are not currently in a position to call any of our outstanding warrants.  However, should our common stock trade at a price of $4.00, based on the closing sales price, for 30 consecutive calendar days, assuming an effective registration statement is in place with regard to the underlying shares of our common stock, we would be in a position to call a significant portion of the outstanding warrants.  In the event that these warrants were called and converted we would receive gross proceeds of approximately $18.5 million. If we are not able to raise this additional capital through warrant exercises or additional fund raising activities we could be forced to curtail some of the currently anticipated expenditures in the above mentioned areas.  Should we be forced to do this it could have an impact on the anticipated future sales and earnings.

Despite the views of management, the statements concerning future gross revenues and gross profits are forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of total sales below those anticipated to be achieved. Pricing of our products and gross profit on product sales could change due to competitive forces, which could negatively impact future sales and or operating profits.

Recent Developments

The 20million RMB, $2,041,925 US, loan has an annual interest rate of 6.417%.    The loan has a one-year term, beginning on January 14, 2005 and ending on January 11, 2006.  Pursuant to the terms of the Loan, our subsidiary may either withdraw the Loan amount in installments or in one lump sum, assuming the formalities for lump sum withdrawal have been met.  Interest on the loan will be paid on the 20th day of the third month of each quarter of a calendar year. If the loan is in foreign currency, the days for computing interest shall include the last day for reimbursement of the loan under the agreement.  The Loan is guaranteed by the following properties through a Mortgage Agreement between AXM (Shenyang) and the Development Bank: the engineering project under construction and the land-use right of the state-owned land, located at No.2 –101 to 2-107, Feiyun Road, Hunnan New District, Shenyang   City.

In January we completed construction on several key facilities within our new factory, including our Ointment/Cream facility and the Solid Dosage facility, we also received our Chinese Good Manufacturing Practices certification for these facilities.

During the three months ended March 31, 2005 final negotiations were completed with Zuellig Companies, a major distributor of over-the-counter products in Asia, to distribute our Sunkist co-branded products in Hong Kong, Taiwan and Shanghai.  We have received purchase orders totaling approximately $2.9 million from Zuellig Companies and the six products covered by these purchase orders are currently being manufactured in our contracted manufacturers located in the US and China.  We anticipate shipping these products in late May and recording our first sales for our Sunkist labeled products at that time.  We intend to expand our marketing area for Sunkist labeled products into Singapore and Thailand in the third and fourth quarters of 2005.

On April 20 2005, AXM Pharma completed a private financing, which we began on April 19, 2005, with 9 accredited investors.  We accepted total subscriptions in the amount of $3,425,000 for a total of 6.85 units.  Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent were approximately $3,067,500.  Each unit consists of one $500,000 secured promissory note, which notes are convertible at $2.10 per share; three hundred thousand (300,000) common stock purchase warrants (Series A Warrants), which are exercisable at $2.90 per share; three hundred thousand (300,000) special common stock purchase warrants (Series B Warrants), which are exercisable at $3.50 per share; and, a Series C Warrant , exercisable at $2.10 per share, to purchase an amount of common stock equal to one hundred percent (100%) of the number of conversion shares issuable upon conversion of such purchaser’s note .   The Series A Warrants and the Series B Warrants expire five (5) years following the closing date and the Series C Warrants expire one (1) year following the effective date of the registration statement providing for the resale of the conversion shares and warrant shares.

Risks and Uncertainties

All of the following risks may impair our business operations.  If any of the following risks actually occurs, our business, financial condition or results of operations could be materially adversely affected.  In such case, the trading price of our common stock could decline, and one may lose all or part of your investment.  Additional risks include:

•

We may not be able to adequately protect and maintain our intellectual property.

•

We may not be able to obtain regulatory approvals for our products or reimbursement from the sale of our products.

•

Our dependence on certain local third parties may impact our ability to control certain aspects of our operations.

•

We may have difficulty competing with larger and better financed companies in our sector.

•

New legislative or regulatory requirements may adversely affect our business and operations.

•

We are dependant on certain key existing and future personnel.

•

Our growth is dependent on our ability to successfully develop, acquire or license new drugs.

•

We may be subject to product liability claims in the future.

•

Changes in the laws and regulations in The Peoples Republic of China may adversely affect our ability to conduct our business.

•

We may experience barriers to conducting business due to governmental policy.

•

Capital outflow policies in The Peoples Republic of China may hamper our ability to remit income to the United States.

•

Fluctuation of the Renminbi could materially affect our financial condition and results of operations.

•

We may face obstacles from the communist system in The Peoples Republic of China.

•

We may have difficulty establishing adequate management, legal and financial controls in The Peoples Republic of China.

•

Trade barriers and taxes may have an adverse affect on our business and operations.

•

There can be no guarantee that The Peoples Republic of China will comply with the membership requirements of the World Trade Organization.

•

A future outbreak of Severe Acute Respiratory Syndrome (SARS) or similar virus may adversely impact our operations and the operations of our contract manufacturers and distributors.

•

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

•

The fact that our directors and officers own approximately 42 % of our capital stock may decrease the influence on shareholder decisions.

•

The outstanding warrants may adversely affect us in the future and cause dilution to existing shareholders.

Item 3

Quantitative and Qualitative Disclosures about Market Risk

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

There is currently only a limited public market for our common stock, which is listed on the American Stock Exchange, and there can be no assurance that a trading market will develop further or be maintained in the future.   During the month of April 2005, our common stock traded an average of approximately 70,875 shares per day.  As of May 13 , 2005, the closing bid price of our common stock on the American Stock Exchange was  $ 1.25 per share.  As of May 13 , 2005, we had approximately 143 shareholders of record not including shares held in street name.  In addition, during the past two years our common stock has had a trading range with a low price of $.09 per share and a high price of $7.30 per share.

The fact that our directors and officers own approximately 41.78% of our capital stock may decrease your influence on shareholder decisions.

Our executive officers and directors, in the aggregate, beneficially own approximately 41.78% of our capital stock.  As a result, our officers and directors, will have the ability to influence our management and affairs and the outcome of matters submitted to shareholders for approval, including the election and removal of directors, amendments to our bylaws and any merger, consolidation or sale of all or substantially all of our assets.

The outstanding warrants may adversely affect AXM Pharma in the future and cause dilution to existing Shareholders.

There are currently 10,096,930 warrants outstanding.  The terms of these warrants expire as early as 2007 and as late as 2010.  The exercise price of these warrants range from $2.90 to $5.50 per share, subject to adjustment in certain circumstances.  The holders of the warrants have until August 21, 2008, September 12, 2008, December 31, 2008, June 24, 2007, and April 19, 2010 respectively, to exercise their warrants.  Exercise of the warrants may cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon exercise.  In addition, sales of the shares of our common stock issuable upon exercise of the warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock.   Further, the terms on which we may obtain additional financing during the period any of the warrants remain outstanding may be adversely affected by the existence of these warrants as well.

ITEM 4.  CONTROLS AND PROCEDURES

(a)

Evaluation of disclosure controls and procedures

We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed as of the end of the period covered by this report, our chief executive officer and principal financial officer concluded that our disclosure controls and procedures were adequate.

(b)

Changes in internal controls

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

PART II - OTHER INFORMATION

ITEM 1.

 Legal Proceedings

In February 2005, we were notified that Don Bates, our Chinese Good Manufacturing Practices consultant hired counsel to pursue collection of outstanding invoices we allegedly owe him.  Mr. Bates is claiming that $408,275.00 is due to him.  Management is evaluating Mr. Bates’ claim and currently plans to negotiate an amicable settlement with Mr. Bates if possible. Although management has not determined the claim amount that it believes to be valid, it has accrued the full amount allegedly due in the event that it is ultimately determined that such amount is due to Mr. Bates.

Our subsidiary obtained loans in the aggregate amount of 8,290,302 RMB (US $1,002,455) between October 22, 2004 and December 29, 2004, through a series of short term non—recourse loans from ten individual Chinese lenders.  Our subsidiary is in default of these loans.  Although these loans are not secured by any of our property or assets, we could be subject to lawsuits if they are not paid.  Currently, no lawsuits regarding these loans have been initiated and we are not aware that any such lawsuits are being contemplated by any of the lenders.

Other than as disclosed herein, we are not a party to any material legal proceeding and no such proceeding is known to be contemplated.

ITEM 2. Unregistered Sales of Equity Securities and Use of Proceeds

(a)

Unregistered Sales of Equity Securities

(i)

On March 31, 2005 we issued 350,000 shares of restricted common stock to Madden Consulting in compensation for services to be performed in advising the Company on investor relations matters.  The Company recorded an expense of $959,000 based on the closing stock price of $2.74 per share on the date of issuance.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.

(ii)

On April 20 2005, AXM Pharma completed a private financing, which we began on April 19, 2005, with 9 accredited investors.  Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent were approximately $3,067,500.  8,109,116 shares of common stock are issuable pursuant to the financing if all of the notes issued are converted and all of the warrants issued, including the placement agent warrants, are exercised.  The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering.

(b)

Not Applicable.

(c)

Not Applicable.

ITEM 3. Defaults upon Senior Securities

Not Applicable.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 10, 2005 we held a Special Meeting to obtain shareholder approval of our 2005 Equity Incentive Plan and the issuance of up to 6,500,000 shares below current market prices.  9,728,477 shares of Common Stock were cast for and 595,477 shares were cast against the 2005 Equity Incentive Plan.  9,865,637 shares of Common Stock were cast for and 472,717 shares were cast against the issuance of up to 6,500,000 shares below market prices. Accordingly, both proposals were approved.  There were no broker non-votes or abstentions.

The 2005 Plan is intended to further our growth and financial success by providing additional incentives to our directors, executives and selected employees and consultants so that such participants may acquire or increase their proprietary interest in the Company.  Stock options available under the 2005 Plan include "Incentive Stock Options", as defined in Code section 422 and any regulations promulgated under that Section, and "Nonstatutory Options" at the discretion of the Board of Directors.  Additionally, Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Performance Awards, Dividend Equivalents, or Other Stock-Based Awards may be granted under the Equity Plan.  Shares available under the 2005 Plan include 5,000,000 shares of our common stock, plus all Shares remaining available for issuance under the 2004 Plan on the effective date of the Equity Plan.

At the time of the proxy we only had sufficient funds to maintain operations at their present level through the end of March 2005.  However, to maintain our operations after that time, to fulfill our planned expansion in sales territory, to implement the required systems and fund our working capital needs, we needed to raise approximately  $8 million in additional funds. Without a significant change in sales and operating gross profits, our only source of significant additional funds to meet future operating expenses and plans was the sale of our securities or debt financing of our factory and equipment in Shenyang.  To raise sufficient funds to maintain our operations, we realized that we would need to offer and sell shares of our common stock, or other securities that are convertible into or exercisable for shares of common stock, at a sale price (or having a conversion price or exercise price) per share less than the market value of our common stock at the time of issuance.  Such an issuance requires shareholder approval under Rule 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange, on which our common stock is listed.

We accepted subscriptions for a specific private financing on the 19th and 20th of April 2005.  The securities involved therein are convertible or exercisable for shares of common stock at a price per share less than the market value of our common stock at the time of issuance.  After accepting these subscriptions, the AMEX informed us that the solicitation and shareholder approval we obtained pursuant to the March 10, 2005 Special Meeting was a blanket solicitation and approval and therefore will not satisfy the stockholder approval requirements of Rule 713 for the April financing.  Accordingly, we will not issue any shares pursuant to the March 10, 2005 shareholder approval and will solicit votes from our shareholders to approve the specific terms of the April financing with a Special Meeting to be held June 15, 2005.

ITEM 5. OTHER INFORMATION

Not applicable.

ITEM 6.  EXHIBITS

(a) The following exhibits are filed as part of this report.

           Exhibit No.                     Document

10.1	Consulting Agreement with Madden Consulting

31.1	Certification of Chief Executive Officer and Acting Chief Financial Officer required by Rule 13a-14/15d-14(a) under the Exchange Act

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 16 , 2005                      AXM PHARMA, INC.

   By:    /s/  Chet Howard

                                                      Chet Howard,

                                                      Chief Executive Officer

 Acting Chief Financial Officer

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER and ACTING CHIEF FINANCIAL OFFICER

I, Chet Howard, certify that:

1. I have reviewed this quarterly report on Form 10-Q of AXM Pharma, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c.

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.

 Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: May 16 , 2005

/s/  Chet Howard

Chet Howard

Chief Executive Officer

Acting Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AXM Pharma, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Chet Howard, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/  Chet Howard

Chet Howard,

Chief Executive Officer

Acting Chief Financial Officer

May 16 , 2005

Consulting Agreement

This is an agreement dated and effective this 15th day of March, 2005 by and between Madden Consulting, Inc. (hereinafter referred to as The Company), and AXM Pharma, Inc. (AMEX: AXJ), whose address is 7251 W. Lake Mead, Suite 300 Las Vegas, NV  89128 (hereinafter referred to as The Client).

Recitals

I.

The Client desires to obtain consulting services from The Company as more particularly described herein (“Scope of Services and Manner of Performance”).

II.

The Company is in the business of providing such consulting services and has agreed to provide the services on the terms and conditions set forth in this agreement.

Now, therefore, in consideration of the faithful performance of the obligations set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, The Company and The Client hereby agree as follows.

Terms

1.

Scope of Services.  The Company will perform consulting for and on behalf of The Client in relation to interactions with broker-dealers, shareholders and members of the public, subject to the covenants set forth in Section 8 herein, and will consult with The Client on matters pertaining to corporate exposure/investor awareness, business modeling and development and can perform services including:

A.

Telephone marketing/advertising campaigns

B.

Internet marketing/advertising campaigns

C.

Road-show presentations

D.

Investor conference calls

Subject to the covenants set forth in Section 8 herein, it is intended that The Company will distribute company material to institutions, portfolio managers, broker-dealers, financial advisors and other persons whom The Company determines in its sole discretion, are capable of disseminating such information to the general public.  The Company will also advise The Client concerning marketing and promotional matters relating to its business.  Subject to the covenants set forth in Section 8 herein, The Company will act upon The Client’s behalf in the investment community, with existing shareholders, and the public.  It is expressly agreed and acknowledged that The Company will not be expected to provide investment advice or recommendations regarding AXM to anyone.  The Company will focus on contacting persons, generally through conventional communications in order to familiarize them with information concerning AXM.  Additionally, The Company shall be available for advice and counsel to the officers and directors of AXM at such reasonable and convenient times and places as may be mutually agreed upon.  Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time allocated by The Company, shall be determined at the sole discretion of The Company.

2.

Payment.  350,000 restricted common shares upon signing. Allocation of additional 150,000 shares at a later date. The shares shall have piggy back registration rights.

3.

Status of Consultant.  The Company shall act as an independent Consultant and not as an agent or employee of The Client and The Company shall make no representation as an agent or employee of The Client.  The Company shall furnish insurance and be responsible for all taxes as an independent Consultant.  The Company shall have no authority to bind The Client or incur other obligations on behalf of The Client.  Likewise, The Client shall have no authority to bind or incur obligations on behalf of The Company.

4.

Sub Contractors.  The Company shall hire sub contractors to assist in the completion of the performance of this agreement. The Company shall be responsible for all payments to any sub contractors.  The Company will provide a written list of sub contractors in advance of any hiring for Client approval.  An initial list of sub contractors is indicated in Schedule A

5.

Disclosure of Material Events.  The Client agrees to promptly disclose to The Company those events/discoveries which are known and/or anticipated that may or conceivably may have an impact on the stock, business operations, future business, or public perception of AXM, as this has material impact on the ability and effectiveness of The Company and service rendered.  It shall be understood that excluded from this disclosure shall be information deemed to be non-public or “inside” information.

6.

Confidentiality Agreement.  In the event The Client discloses information to The Company that The Client considers to be secret, proprietary or non-public and so notifies The Company, The Company agrees to hold said information in confidence.  Proprietary information shall be used by The Company only in connection with services rendered under this Agreement.  Proprietary information shall not be deemed to include information that a) is in or becomes in the public domain without violation of this Agreement by The Client, or b) is rightfully received from a third entity having no obligation to The Client and without violation of the Agreement.  In reciprocal, The Client agrees to hold confidential all trade secrets of and methods employed by The Company in fulfillment of services rendered.

7.

Indemnification.  The Client agrees to indemnify and hold harmless The Company against any losses, claims, damages, liabilities and/or expenses (including any legal or other expenses reasonably incurred in investigating or defending any action or claim in respect thereof) to which The Company may become subject, because of the actions of The Client or its agents.  Likewise, The Company agrees to indemnify and hold harmless The Client against any losses, claims, damages, liabilities and/or expenses (including any legal or other expenses reasonably incurred in investigating or defending any action or claim in respect thereof) to which The Client may become subject, because of the actions of The Company or its agents (including the subcontractors listed on Schedule A, as amended from time to time).  The Company is willing and capable of providing services of a “Best Efforts” basis.  Payment by The Client to The Company is irrevocable and irreversible.

8.

The Company’s Responsibilities, Representations and Warranties.  The Company agrees that it will only communicate regarding The Client to licensed brokerage professionals and will not engage in any solicitation of the public with regard to The Client or its securities.  Notwithstanding the foregoing, The Company may provide approved information regarding The Client (i) in response to unsolicited inquiries by The Client’s shareholders; (ii) to valid trade and industry publications, newspapers and periodicals; and (iii) otherwise engage in communications which are normal and customary for an investor relations firm and which do not involve solicitation of investors in connection with its role as an investor relations firm for The Client.  The Company further agrees that it will only disclose information specifically provided to it by The Client regarding The Client for dissemination and will keep confidential any information marked as such by The Client.  The Company agrees that it will not make any undisclosed payments to brokers or others and will generally act within the letter and the spirit of U.S. securities laws, rules and regulations at all times.

Neither The Company nor any of its principals is subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail The Company’s execution of this Agreement or the performance of its obligations hereunder.  Likewise, neither The Company nor any of its principals is aware of any action or contemplated action by any regulatory or governmental body or agency that may in the future limit or curtail The Company’s execution of this Agreement or the performance of its obligations hereunder.

The Company shall provide a detailed written report regarding its activities to The Client on a quarterly basis.  Such written report shall contain a written affirmation from The Company that it is in compliance with the terms of this Agreement on the date of such report.

9.

Conflict of Interest. The Company shall be free to perform services for other persons.  The Company will notify The Client of its performance of consulting services for any other Client that could conflict with its obligations under this agreement.

10.

Severability.  This agreement may be dissolved at any time at the express consent of both parties.  In the event any part of this agreement shall be held to be invalid by any competent court or arbitration panel, this agreement shall be interpreted as if only that part is invalid and that the parties to this agreement will continue to execute the rest of this agreement to the best of their abilities unless both parties mutually consent to the dissolution of this agreement.

This agreement shall be interpreted in accordance with the laws of the State of Washington.  This agreement and attached schedules constitutes the entire contract of the parties with respect to the matters addressed herein and no modifications of this agreement shall be enforceable unless in writing signed by both The Company and The Client.  This agreement is not assignable by either party without the consent of the other.

In witness whereof The Company and The Client have caused this agreement to be executed on the date.

AXM Pharma, Inc.

Authorized person  x__________________________  Title__________________ Date________

I hereby certify that I agree to the terms of the contract above and am authorized to enter into a binding contract.

Madden Consulting, Inc.

Authorized person  x__________________________  Title__________________ Date________

I hereby certify that I agree to the terms of the contract above and am authorized to enter into a binding contract.

Schedule A

RBW, Inc.-

Robert Wheat – President-

8895 Town Centre Drive  Ste 105

San Diego, CA  92122

Blackcat Consulting, Inc

Adam Brosius

104 Warner Way

Newton, PA  18940

Hope Capital-

Curt Kramer-

505 N Blvd.

Great Neck, NY  11021

Chesapeake-

Kevin Holmes

40 W Chesapeake Ave.  #300

Towson, MD  21204